Exhibit 10.4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

WELLS FARGO BANK, N.A.

Master Servicer and Securities Administrator

SELECT PORTFOLIO SERVICING, INC.

Servicer

and

CHRISTIANA TRUST, A DIVISION OF

WILMINGTON SAVINGS FUND SOCIETY, FSB

Trustee

POOLING AND SERVICING AGREEMENT

dated as of December 1, 2014

CSMC TRUST 2014-OAK1

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Section 4.04	Rule 15Ga-1 Compliance	81

Article V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES		82

Section 5.01	Distributions Generally	82

Section 5.02	Distributions From the Distribution Account	82

Section 5.03	Allocation of Realized Losses and Certificate Writedown Amounts; Subsequent Recoveries	85

Section 5.04	PHH and Shellpoint Mortgage Servicing Obligations	87

Section 5.05	Advances by Master Servicer	87

Section 5.06	Master Servicer Compensating Interest Payments	87

Section 5.07	Distributions and Realized Losses on REMIC Regular Interests	87

Article VI CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR; EVENTS OF DEFAULT		89

Section 6.01	Duties of Trustee and the Securities Administrator	89

Section 6.02	Certain Matters Affecting the Trustee and the Securities Administrator	92

Section 6.03	Trustee and Securities Administrator Not Liable for Certificates	94

Section 6.04	Trustee and Securities Administrator May Own Certificates	94

Section 6.05	Eligibility Requirements for Trustee and Securities Administrator	94

Section 6.06	Resignation and Removal of Trustee and the Securities Administrator	95

Section 6.07	Successor Trustee and Successor Securities Administrator	96

Section 6.08	Merger or Consolidation of Trustee or Securities Administrator	97

Section 6.09	Appointment of Co-Trustee, Separate Trustee or Custodian	97

Section 6.10	Authenticating Agents	98

Section 6.11	Indemnification of the Trustee, the Independent Reviewer, the Securities Administrator and the Master Servicer	99

Section 6.12	Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Independent Reviewer, the Trustee and the Custodian	100

Section 6.13	Collection of Monies	101

Section 6.14	Events of Default; Trustee to Act; Appointment of Successor	101

Section 6.15	Additional Remedies of Trustee Upon Event of Default	106

Section 6.16	Waiver of Defaults	106

Section 6.17	Notification to Holders	106

Section 6.18	Directions by Certificateholders and Duties of Trustee During Event of Default	107

Section 6.19	Action Upon Certain Failures of the Master Servicer and Upon Event of Default	107

Section 6.20	Preparation of Tax Returns and Other Reports	107

Section 6.21	[Reserved]	108

Section 6.22	Annual Statements of Compliance	108

Section 6.23	Annual Assessments of Compliance	108

Section 6.24	Accountant’s Attestation	109

Section 6.25	Liabilities of the Depositor	110

Section 6.26	Merger or Consolidation of the Depositor	110

Section 6.27	Limitation on Liability of the Depositor and Others	110

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Regulation S Transfer Certificate
Exhibit E-3	Form of Investor Representation Letter
Exhibit F	Form of Remittance Report
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H	[Reserved]
Exhibit I	Form of Request for Release
Exhibit J	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit K	Form of Section 404 Notice
Exhibit L	Form of Certification for NRSROs and Depositor
Exhibit M	Monthly Loss Reporting
Exhibit N	Monthly Delinquency-Default Data Elements
Exhibit O	Monthly File Layout
Exhibit P	Form of Exchange Notice
Exhibit Q	Form of Online Vendor Certification

Schedule A	Mortgage Loan Schedule
Appendix A	Exchangeable Combinations

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This POOLING AND SERVICING AGREEMENT, dated as of December 1, 2014 (the “Agreement”), by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), SELECT PORTFOLIO SERVICING, INC., a Utah corporation, as a servicer (“SPS” and a “Servicer”) and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

On the Closing Date, the Depositor will acquire the Mortgage Loans from the Seller and will be the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund. All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

REMIC 1

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 1.” The Class R-1 Interest will represent the sole class of “residual interests” in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the initial Uncertificated Class Principal Amount and the Uncertificated REMIC 1 Interest Rate for each of the “regular interests” in REMIC 1 (the “REMIC 1 Regular Interests”). None of the REMIC 1 Regular Interests will be certificated. The latest possible maturity date (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) of each of the REMIC 1 Regular Interests will be the Latest Possible Maturity Date as defined herein.

Designation	Initial Uncertificated Class Principal Amount	Uncertificated REMIC 1 Interest Rate
1-A-1	$57,891,000.00	(1)
2-A-1	$76,000,000.00	(1)
2-A-2	$25,333,000.00	(1)
2-A-3	$10,305,000.00	(1)
2-A-4	$59,711,000.00	(1)
2-A-5	$19,904,000.00	(1)
1-B	$5,344,109.81	(1)
2-B	$17,652,621.33	(1)

(1)	Calculated as provided in the definition of Uncertificated REMIC 1 Interest Rate.

REMIC 2

As provided herein, an election will be made to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC 2. The Class R-2 Interest will represent the sole class of “residual interests” in REMIC 2 for purposes of the REMIC Provisions under federal income tax law (the “Class R-2 Interest”). The following table irrevocably sets forth the designation, the initial Uncertificated Class Principal Amount (or initial Uncertificated Notional Amount) and the Uncertificated Interest Rate for each of the regular interests in REMIC 2 (the “REMIC 2 Regular Interests”). None of the REMIC 2 Regular Interests will be certificated. The latest possible maturity date (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) of each of the REMIC 2 Regular Interests will be the Latest Possible Maturity Date as defined herein.

Designation	Initial Uncertificated Class Principal Amount	Uncertificated REMIC 2 Interest Rate
1-A-1	$57,891,000.00	(1)
1-X-1	(2)	(1)
2-A-1	$76,000,000.00	(1)
2-A-1-X-4	(2)	(1)
2-A-2	$25,333,000.00	(1)
2-A-2-X-4	(2)	(1)
2-A-3	$10,305,000.00	(1)
2-A-3-X-4	(2)	(1)
2-A-4	$59,711,000.00	(1)
2-A-4-X-4	(2)	(1)
2-A-5	$19,904,000.00	(1)
2-A-5-X-4	(2)	(1)
B-1	$2,041,000.00	(1)
B-2	$4,763,000.00	(1)
B-3	$2,993,000.00	(1)
B-4	$8,845,000.00	(1)
B-5	$4,354,731.00	(1)

(1)	Calculated as provided in the definition of Uncertificated REMIC 2 Interest Rate.
(2)	Initial Uncertificated Class Notional Amount.

REMIC 3

As provided herein, an election will be made to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC 3. The Class R-3 Interest will represent the sole class of “residual interests” in REMIC 3 for purposes of the REMIC Provisions under federal income tax law (the “Class R-3 Interest”). The following table irrevocably sets forth the designation, the initial Uncertificated Class Principal Amount (or initial Uncertificated Notional Amount) and the Uncertificated Interest Rate for each of the regular interests in REMIC 3 (the “REMIC 3 Regular Interests”). None of the REMIC 3 Regular Interests will be certificated. The latest possible maturity date (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) of each of the REMIC 3 Regular Interests will be the Latest Possible Maturity Date as defined herein.

Designation	Initial Uncertificated Class Principal Amount	Uncertificated REMIC 3 Interest Rate
1-A-1	$57,891,000.00	(1)
1-X-1	(2)	(1)
2-A-1	$76,000,000.00	(1)
2-X-1	(2)	(1)
2-A-1-X-4	(2)	(1)
2-A-2	$25,333,000.00	(1)
2-A-2-X-4	(2)	(1)
2-A-3	$10,305,000.00	(1)
2-A-3-X-4	(2)	(1)
2-A-4	$59,711,000.00	(1)
2-X-2	(2)	(1)
2-A-4-X-4	(2)	(1)
2-A-5	$19,904,000.00	(1)
2-A-5-X-4	(2)	(1)
B-1	$2,041,000.00	(1)
B-2	$4,763,000.00	(1)
B-3	$2,993,000.00	(1)
B-4	$8,845,000.00	(1)
B-5	$4,354,731.00	(1)

(1)	Calculated as provided in the definition of Uncertificated REMIC 3 Interest Rate.
(2)	Initial Uncertificated Class Notional Amount.

Grantor Trust

As provided herein, the Trustee shall execute and authenticate the Initial Exchangeable Certificates, the Non-Exchangeable Certificates and the Exchangeable Certificates (each, as defined herein) in any of the following combinations.

Designation	Designation	The Following REMIC 3 Regular Interests form the REMIC Regular Interest Combinations as follows:	Initial Class Principal Amount	Certificate Interest Rate
Combination 1
1-A-1		1-A-1	$57,891,000.00	(1)
1-X-1		1-X-1	(2)	(1)
	1-A-2	1-A-1, 1-X-1	$57,891,000.00	(1)
Combination 2
2-X-2		2-X-2	(2)	(1)
2-X-1		2-X-1	(2)	(1)
	2-X-3	2-X-2, 2-X-1	(2)	(1)
Non- Exchangeable Certificates

2-A-1		2-A-1	$76,000,000.00	(1)
2-A-2		2-A-2	$25,333,000.00	(1)
2-A-3		2-A-3	$10,305,000.00	(1)
2-A-4		2-A-4	$59,711,000.00	(1)
2-A-5		2-A-5	$19,904,000.00	(1)
2-X-4		2-A-1-X-4, 2-A-2-X-4, 2-A-3-X-4, 2-A-4-X-4, 2-A-5-X-4	(2)	(1)
B-1		B-1	$2,041,000.00	(1)
B-2		B-2	$4,763,000.00	(1)
B-3		B-3	$2,993,000.00	(1)
B-4		B-4	$8,845,000.00	(1)
B-5		B-5	$4,354,731.00	(1)

(1)	Calculated in accordance with the definition of “Certificate Interest Rate” herein.
(2)	Calculated in accordance with the definition of “Class Notional Amount” herein.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee hereby agree as follows:

Article I

DEFINITIONS

Section 1.01       Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

AAR Agreement(s): The Academy Agreement, American Neighborhood Mortgage Acceptance Company Agreement, AmeriPro Agreement, Amerisave Agreement, Banc Home Loans Agreement, Berkshire Agreement, Blue Hills Agreement, Caliber Agreement, Carolina Premier Agreement, Carrington Agreement, Cherry Creek Agreement, Cobalt Agreement, Cornerstone Agreement, Dubuque Agreement, EagleBank Agreement, Envoy Agreement, Equitable Bank Agreement, Everett Agreement, Farmington Agreement, FBC Agreement, First Choice Agreement, First Savings Agreement, FirstBank Agreement, Freedom Mortgage Agreement, FSGBank Agreement, Gateway Bank Agreement, Gershman Agreement, GMFS Agreement, Green Tree Agreement, Guaranteed Rate Agreement Number One, Guaranteed Rate Agreement Number Two, Guaranty Trust Agreement, Guild Agreement, HomeStreet Agreement, Impac Agreement, JMAC Agreement, Kinecta Agreement, LoanDepot.com Agreement Number One, LoanDepot.com Agreement Number Two, Mega Capital Agreement, Mortgage Network Agreement, Nationstar Agreement, New American Agreement, Northwest Bank Agreement, Pacific Union Financial Agreement, Paramount Residential Mortgage Group Agreement Number One, Paramount Residential Mortgage Group Agreement Number Two, PHH Home Loans Agreement, PHH Home Loans/RMR Agreement, PHH Mortgage Agreement Number One, PHH Mortgage Agreement Number Two, Pinnacle Agreement Number One, Pinnacle Agreement Number Two, PMAC Agreement, PrimeLending Agreement Number One, PrimeLending Agreement Number Two, Prosperity Mortgage Agreement, Provident Funding Agreement, Quontic Agreement, Radius Bank Agreement, RMR Agreement, Sierra Pacific Agreement, Skyline Agreement, Stonegate Agreement Number One, Stonegate Agreement Number Two, Universal American Agreement, Vanguard Agreement and Wintrust Agreement, as applicable.

Academy Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Academy Mortgage Corporation, Five Oaks and the Trustee.

Accepted Master Servicing Practices: With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accepted Servicing Practices: With respect to any Mortgage Loan serviced by SPS, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation: As defined in Section 6.24.

Accrual Period: With respect to any Distribution Date and for each Class of interest-bearing Certificates, the calendar month immediately preceding the month in which the Distribution Date occurs. Interest shall accrue on all Classes of Certificates (other than the Class R Certificates) on the basis of a 360-day year consisting of twelve 30-day months.

Advance: The payments required to be made by the applicable Servicer (which in the case of the Five Oaks MSR Mortgage Loans serviced by PHH and Shellpoint Mortgage Servicing such payments shall be remitted by Five Oaks to PHH and Shellpoint Mortgage Servicing, as applicable, pursuant to the related Servicing Agreement and made by the related Servicer to the extent received from Five Oaks) with respect to any Distribution Date pursuant to this Agreement with respect to SPS or the related Servicing Agreement with respect to PHH and Shellpoint Mortgage Servicing (or if the applicable Servicer fails to make such payment or Five Oaks fails to remit the required amount with respect to the Five Oaks MSR Mortgage Loans serviced by PHH and Shellpoint Mortgage Servicing to PHH or Shellpoint Mortgage Servicing, as applicable, by the Master Servicer pursuant to this Agreement) the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and the Master Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the applicable Servicer or the Master Servicer, as applicable, have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Adverse Grantor Trust Event: Any event that would cause the Grantor Trust to lose its status as a grantor trust under the Grantor Trust Provisions.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate: The sum of (i) the Master Servicing Fee Rate, (ii) the Trustee Fee Rate and (iii) the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for the Mortgage Loans (or, with respect to any Mortgage Pool, all Mortgage Loans in such Mortgage Pool) that were outstanding as of the most recent Due Date.

Aggregate Subordinate Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Subordinate Certificates prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date. The initial Aggregate Subordinate Percentage shall be equal to 8.45%.

Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

American Neighborhood Mortgage Acceptance Company Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among American Neighborhood Mortgage Acceptance Company, Five Oaks and the Trustee.

AmeriPro Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among AmeriPro Funding, Inc., Five Oaks and the Trustee.

Amerisave Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Amerisave Mortgage Corporation, Five Oaks and the Trustee.

Applicable Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having higher numerical Class designations than such Class.

Apportioned Principal Balance: As to any Class of Subordinate Certificates and each Mortgage Pool for any Distribution Date, the Class Principal Amount of that Class of Subordinate Certificates prior to distributions of principal or allocations of Realized Losses or allocations of Certificate Writedown Amounts on such Distribution Date multiplied by a fraction, the numerator of which is the Pool Subordinate Amount for the applicable Mortgage Pool for such Distribution Date and the denominator of which is the sum of the Pool Subordinate Amounts for both Mortgage Pools (in the aggregate) for such Distribution Date.

Appraised Value: With respect to any Mortgage Loan, the value (or the Reconciled Market Value if more than one appraisal is received) of the related Mortgaged Property as determined by a Qualified Appraiser at the time of origination of such Mortgage Loan.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance: As defined in Section 6.23(a).

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Issuer or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter “Authenticating Agent” shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount: With respect to any Distribution Date and any Mortgage Pool, the sum of the following amounts with respect to the Mortgage Loans included in the applicable Mortgage Pool: (i) all scheduled payments of interest and principal due during the related Due Period, to the extent received or advanced (net of the Servicing Fees, the Trustee Fee, the Independent Reviewer Fee and the Master Servicing Fee; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the related Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received since the last Distribution Date (or the Closing Date in the case of the first Distribution Date) as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan from such Mortgage Pool purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation and warranty or by an Originator pursuant to an early payment default provision in the related AAR Agreement; (vii) HAMP incentive payments received by the Trust Fund as investor with respect to such Mortgage Loans, (viii) amounts received from a governmental authority in connection with any purchases of related Mortgage Loans through the power of eminent domain (without duplication of amounts set forth in clause (iii) above) and (ix) the Clean-up Call Price paid by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or the Master Servicer, as applicable, to purchase the Mortgage Loans in the related Mortgage Pool and terminate the Trust Fund, if applicable; minus (A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers are entitled to be reimbursed pursuant to this Agreement or the related Servicing Agreement, (B) amounts applied to reimburse Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement and (C) an amount equal to the Expenses attributable to the Mortgage Loans in the related Mortgage Pool (or, if such Expenses are not allocable to a specific Mortgage Pool, a pro rata portion of such Expenses based on the Aggregate Stated Principal Balance of the Mortgage Loans in that Mortgage Pool and the Aggregate Stated Principal Balance of the Mortgage Loans in both Mortgage Pools), subject to the limitations set forth in the definition of Expenses.

BANA Mortgage Loans: The Mortgage Loans sold by Bank of America to Five Oaks as indicated on the Mortgage Loan Schedule.

Banc Home Loans Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Banc of California, National Association, d/b/a Banc Home Loans, successor in interest to Pacific Trust Bank, Five Oaks and the Trustee.

Bank of America: Bank of America, National Association.

Bankruptcy Code: The United States Bankruptcy Code, as amended.

Barclays: Barclays Bank PLC.

Barclays Mortgage Loans: The Mortgage Loans sold by Barclays to Five Oaks as indicated on the Mortgage Loan Schedule.

Berkshire Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Berkshire Bank, Five Oaks and the Trustee.

Blue Hills Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Blue Hills Bank, Five Oaks and the Trustee.

Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.” As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: Class 1-A-1, Class 1-X-1, Class 1-A-2, Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2, Class 2-A-5, Class 2-X-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

Book-Entry Termination: As defined in Section 3.09(c).

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of Maryland, Minnesota, Delaware, New Jersey, New York, Pennsylvania, South Carolina, Texas or Utah, (iii) a day on which banking institutions in the States of Maryland, Minnesota, Delaware, New Jersey, New York, Pennsylvania, South Carolina, Texas or Utah are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Caliber Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Caliber Home Loans, Inc., Five Oaks and the Trustee.

Capitalization Reimbursement Amount: As to any Distribution Date and each Servicer, the amount of Advances and/or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans serviced by the related Servicer during the related Due Period in connection with Servicing Modifications by the related Servicer and reimbursed to the related Servicer on or prior to such Distribution Date pursuant to the related Servicing Agreement or this Agreement as applicable, plus the related Capitalization Reimbursement Shortfall Amount for such Servicer remaining unreimbursed from any prior Distribution Date and reimbursed to the related Servicer on or prior to such Distribution Date.

Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and each Servicer, the amount, if any, by which the amount of Advances and/or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans serviced by the related Servicer during the related Due Period in connection with Servicing Modifications by the related Servicer exceeds the amount of principal payments on the Mortgage Loans remitted by such Servicer and included in the Available Distribution Amount for that Distribution Date.

Carolina Premier Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Carolina Premier Bank, Five Oaks and the Trustee.

Carrington Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Carrington Mortgage Services, LLC, Five Oaks and the Trustee.

Certificate: Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Group: Each of the Pool 1 Certificates and the Pool 2 Certificates.

Certificate Interest Rate: With respect to the Class 1-A-2 Certificates and any Distribution Date, the related Net WAC Rate for such Distribution Date. With respect to the Subordinate Certificates and any Distribution Date, the weighted average of the Net WAC Rate of the Mortgage Loans in each Mortgage Pool for such Distribution Date, weighted in proportion to the results of subtracting from the Aggregate Stated Principal Balance of the Mortgage Loans of each Mortgage Pool the aggregate Class Principal Amount of the Senior Certificates outstanding for the related Certificate Group immediately preceding such Distribution Date (or in the case of the first Distribution Date, the Closing Date). With respect to the Class 1-A-1, Class 2-A-1 and Class 2-A-4 Certificates and any Distribution Date, a per annum rate equal to the lesser of (i) the related Net WAC Rate for such Distribution Date and (ii) 3.000% per annum. With respect to the Class 1-X-1 Certificates and any Distribution Date, a per annum rate equal to the excess, if any, of (i) the related Net WAC Rate for such Distribution Date over (ii) 3.000% per annum. With respect to the Class 2-X-4 Certificates and any Distribution Date, a per annum rate equal to the excess, if any, of (i) the related Net WAC Rate for such Distribution Date over (ii) 3.500% per annum. With respect to the Class 2-X-1, Class 2-X-2 and Class 2-X-3 and any Distribution Date, a per annum rate equal to the excess, if any, of (i) the lesser of the related Net WAC Rate for such Distribution Date and 3.500% per annum over (ii) the lesser of the related Net WAC Rate for such Distribution Date and 3.000% per annum. With respect to the Class 2-A-2, Class 2-A-3 and Class 2-A-5 Certificates and any Distribution Date, a per annum rate equal to the lesser of (i) the related Net WAC Rate for such Distribution Date and (ii) 3.500% per annum. For federal income tax purposes, each Class of Certificates is entitled to receive 100% of the amounts distributable on the REMIC Regular Interest Combinations forming each such Class of Certificates.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount: With respect to any Certificate (other than the Interest-Only Certificates and Class R Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) without duplication, any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority (and with respect to the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, to the Class of Certificates related to the Mortgage Pool that sustained such Certificate Writedown Amount or Realized Loss; provided, further, with respect to the Pool 2 Certificates, the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as equal in seniority for this purpose and each of the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as senior to the Class 2-A-3 Certificates for this purpose), by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that, after taking into account any increases pursuant to the preceding proviso, on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority (with respect to the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, to the Class of Certificates related to the Mortgage Pool that sustained such Certificate Writedown Amount or Realized Loss; provided, further, with respect to the Pool 2 Certificates, the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as equal in seniority for this purpose and therefore increased pro rata based upon previously allocated Realized Losses or Certificate Writedown Amounts that reduced the Class Principal Amount of such classes, up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered, and each of the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as senior to the Class 2-A-3 Certificates for this purpose). The Interest-Only Certificates and Class R Certificates are issued without Certificate Principal Amounts. The Certificate Principal Amount of the Initial Exchangeable Certificates or the Exchangeable Certificates shall be subject to increase or decrease from time to time in connection with Exchanges with respect to such Certificates as described herein. For federal income tax purposes, such amount is equal to the aggregate Uncertificated Class Principal Amount of the corresponding REMIC Regular Interest Combinations composing such Certificate.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount: On or prior to the Credit Support Depletion Date, the amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Interest-Only Certificates and Class R Certificates) on any Distribution Date (after giving effect to distributions of principal, writeups due to Subsequent Recoveries and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date. After the Credit Support Depletion Date, with respect to each Certificate Group, the amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Interest-Only Certificates and Class R Certificates) on any Distribution Date (after giving effect to distributions of principal, writeups due to Subsequent Recoveries and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool for the Distribution Date.

Certificateholder: The meaning provided in the definition of “Holder.”

Certification: The certifications delivered pursuant to the Custodial Agreement.

Cherry Creek Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Cherry Creek Mortgage Co., Inc., Five Oaks and the Trustee.

Civil Relief Act: The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class: Collectively, Certificates bearing the same class designation. In the case of REMIC 1, REMIC 2 or REMIC 3, the term “Class” refers to all REMIC Regular Interests having the same alphanumeric designation.

Class 1-A-1 Certificates: The Class 1-A-1 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 1-A-2 Certificates: The Class 1-A-2 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 1-X-1 Certificates: The Class 1-X-1 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-A-1 Certificates: The Class 2-A-1 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-A-2 Certificates: The Class 2-A-2 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-A-3 Certificates: The Class 2-A-3 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-A-4 Certificates: The Class 2-A-4 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-A-5 Certificates: The Class 2-A-5 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-X-1 Certificates: The Class 2-X-1 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-X-2 Certificates: The Class 2-X-2 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-X-3 Certificates: The Class 2-X-3 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class 2-X-4 Certificates: The Class 2-X-4 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC 3 Regular Interests 2-A-1-X-4, 2-A-2-X-4, 2-A-3-X-4, 2-A-4-X-4 and 2-A-5-X-4 described herein.

Class B-1 Certificates: The Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class B-2 Certificates: The Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class B-3 Certificates: The Class B-3 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class B-4 Certificates: The Class B-4 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class B-5 Certificates: The Class B-5 Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing a beneficial ownership interest in the REMIC Regular Interest Combinations described herein.

Class Notional Amount: With respect to the Class 1-X-1 Certificates on any Distribution Date, an amount equal to the Class Principal Amount of the Class 1-A-1 Certificates. With respect to the Class 2-X-1 Certificates on any Distribution Date, an amount equal to the Class Principal Amount of the Class 2-A-1 Certificates. With respect to the Class 2-X-2 Certificates on any Distribution Date, an amount equal to the Class Principal Amount of the Class 2-A-4 Certificates. With respect to the Class 2-X-3 Certificates on any Distribution Date, an amount equal to the aggregate Class Principal Amount of the Class 2-A-1 Certificates and Class 2-A-4 Certificates. With respect to the Class 2-X-4 Certificates on any Distribution Date, an amount equal to the aggregate Class Principal Amount of the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates. The Class Notional Amount of the Initial Exchangeable Certificates or the Exchangeable Certificates will be subject to increase or decrease from time to time in connection with exchanges with respect to such certificates as described herein. For federal income tax purposes, the Class 2-X-4 Certificates will have a Class Notional Amount equal to the aggregate Uncertificated Class Principal Amount of REMIC 3 Regular Interests 2-A-1, 2-A-2, 2-A-3, 2-A-4, and 2-A-5.

Class Principal Amount: With respect to each Class of Certificates (other than the Interest-Only Certificates and Class R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Class of REMIC Regular Interests, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. The Class Principal Amount of the Initial Exchangeable Certificates or the Exchangeable Certificates shall be subject to increase or decrease from time to time in connection with Exchanges with respect to such Certificates as described herein.

Class R Certificates: The Class R Certificates executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

Class R-1 Interest: The sole class of residual interests in REMIC 1.

Class R-2 Interest: The sole class of residual interests in REMIC 2.

Class R-3 Interest: The sole class of residual interests in REMIC 3.

Class Subordination Percentage: With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Interest-Only Certificates and Class R Certificates) prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on that Distribution Date.

Clean-up Call: The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, or if the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, the optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund by the Master Servicer on any date on which the Aggregate Stated Principal Balance is less than or equal to 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, in each case in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price: The price paid by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or the Master Servicer, as applicable, pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearance System: The Euroclear System or Clearstream or both.

Clearstream: Clearstream Banking, société anonyme.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date: December 23, 2014.

Cobalt Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Cobalt Mortgage, Inc., Five Oaks and the Trustee.

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Collection Account: With respect to SPS, the separate account, which shall be an Eligible Account, operated and maintained by SPS pursuant to Section 10.05. With respect to PHH, as defined in the PHH Servicing Agreement. With respect to Shellpoint Mortgage Servicing, as defined as the “Custodial Account” in the New Penn Servicing Agreement.

Collection Period: With respect to SPS and each Servicer Remittance Date, the immediately preceding calendar month.

Commission: U.S. Securities and Exchange Commission.

Cornerstone Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Cornerstone Home Lending, Inc., Five Oaks and the Trustee.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares: Shares issued by a Cooperative Corporation.

Corporate Trust Office: With respect to the Trustee, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: CSMC Trust 2014-OAK1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, SPS and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services CSMC Trust 2014-OAK1.

Corresponding Class of Certificates, Corresponding REMIC 1 Regular Interest, Corresponding REMIC 2 Regular Interest or Corresponding REMIC 3 Regular Interest: With respect to:

REMIC 1 Regular Interest	REMIC 2 Regular Interest	REMIC 3 Regular Interest	Initial Exchangeable Certificates and Non- Exchangeable Certificates
1-A-1	1-A-1,	1-A-1	1-A-1
1-A-1	1-X-1	1-X-1	1-X-1
2-A-1, 2-A-1	2-A-1, 2-A-1-X-4	2-A-1, 2-A-1-X-4	2-A-1
2-A-1	2-A-1	2-X-1	2-X-1
2-A-2, 2-A-2	2-A-2, 2-A-2-X-4	2-A-2, 2-A-2-X-4	2-A-2
2-A-3, 2-A-3	2-A-3, 2-A-3-X-4	2-A-3, 2-A-3-X-4	2-A-3
2-A-4, 2-A-4	2-A-4, 2-A-4-X-4	2-A-4, 2-A-4-X-4	2-A-4
2-A-4,	2-A-4	2-X-2	2-X-2
2-A-5, 2-A-5	2-A-5, 2-A-5-X-4	2-A-5, 2-A-5-X-4	2-A-5
2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5	2-A-1-X-4, 2-A-2-X-4, 2-A-3-X-4, 2-A-4-X-4, 2-A-5-X-4	2-A-1-X-4, 2-A-2-X-4, 2-A-3-X-4, 2-A-4-X-4, 2-A-5-X-4	2-X-4
1-B, 2-B	B-1	B-1	B-1
1-B, 2-B	B-2	B-2	B-2
1-B, 2-B	B-3	B-3	B-3
1-B, 2-B	B-4	B-4	B-4
1-B, 2-B	B-5	B-5	B-5

Credit Support Depletion Date: The date on which the aggregate Class Principal Amount of the Subordinate Certificates is or will be reduced to zero.

Current Interest: With respect to each Class of Certificates (other than the Class R Certificates) on any Distribution Date, an amount equal to the interest accrued during the related Accrual Period on the related Class Principal Amount prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on that Distribution Date (or in the case of the Interest-Only Certificates, the related Class Notional Amount for that Distribution Date) at the applicable Certificate Interest Rate.

Custodial Accounts: The Collection Account (other than an Escrow Account) established and maintained by SPS pursuant to this Agreement and the Collection Account (other than an Escrow Account) established and maintained by PHH and Shellpoint Mortgage Servicing pursuant to the related Servicing Agreement.

Custodial Agreement: The Custodial Agreement, dated as of December 1, 2014, among the Depositor, the Trustee and Wells Fargo Bank, N.A., as Custodian as amended from time to time. A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian: A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Trustee Mortgage Files. The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date: December 1, 2014.

DBRS: DBRS, Inc.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan: The meaning specified in Section 2.04.

Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class R Certificates.

Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with the AAR Agreements or Mortgage Loan Purchase and Sale Agreement, as applicable.

Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency. For purposes of this Agreement, a Mortgage Loan is not considered Delinquent if (i) the timing of a scheduled payment is not clear due to a servicing transfer, or during the 60-day period following a servicing transfer or (ii) such delinquency was caused by an action, inaction, omission or error by the related Servicer or any other servicer of any such Mortgage Loan that resulted in such payment not being timely made or posted.

Demand: As defined in Section 4.04(a).

Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date: With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to each of PHH and Shellpoint Mortgage Servicing and their Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Compliance Period: The period ending on the 40th day after the later of (i) the date on which the Certificates are first offered to persons other than distributors in reliance on Regulation S under the Securities Act and (ii) the Closing Date.

Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in January 2015.

Distribution Date Statement: As defined in Section 4.02.

DLJ: DLJ Mortgage Capital, Inc., a Delaware corporation.

DLJ Mortgage Loans: The Mortgage Loans sold by DLJ to Five Oaks as indicated on the Mortgage Loan Schedule.

Dubuque Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Dubuque Bank and Trust Company, Five Oaks and the Trustee.

Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in this Agreement and the related Servicing Agreement, exclusive of any days of grace.

Due Period: As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

EagleBank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among EagleBank, Five Oaks and the Trustee.

Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein (or such lower rating as each Rating Agency shall deem acceptable). Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent. If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations, the party holding such account shall obtain a waiver of the rating requirement from the applicable Rating Agency, or the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i)	direct obligations of, and obligations fully guaranteed by the United States of America which are backed by the full faith and credit of the United States of America;

(ii)	(a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)	repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)	securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)	commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)	any money market funds rated in the highest rating category by each Rating Agency that rates such funds (or in the case of S&P, rated “AAAm”) for long-term unsecured debt with a maturity of more than one year and in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or the Securities Administrator or any of their Affiliates;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Envoy Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Envoy Mortgage, Ltd., Five Oaks and the Trustee.

Equitable Bank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among The Equitable Bank, Five Oaks and the Trustee.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: An underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate: The Class B-4, Class B-5 and Class R Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account: With respect to PHH, as defined in Section 1.01 of the PHH Servicing Agreement. With respect to Shellpoint Mortgage Servicing, as defined in Section 1.01 of the New Penn Servicing Agreement. With respect to SPS, as defined in Section 10.07 of this Agreement.

Escrow Payments: With respect to the Mortgage Loans serviced by SPS, the amounts constituting ground rents, taxes, assessments, water charges, sewer rents, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

Everett Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Everett Financial, Inc., Five Oaks and the Trustee.

Exception Report: As defined in the Custodial Agreement.

Exchange: When all or a portion of the Initial Exchangeable Certificates are exchanged for a proportionate portion of each Class of Exchangeable Certificates in the permitted combinations listed on Appendix A or when the Exchangeable Certificates related to an Exchangeable Combination are further designated for exchange for the Initial Exchangeable Certificates in the permitted combinations listed on Appendix A.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Exchange Fee: As defined in Section 3.11.

Exchangeable Certificates: Initially, the Class 1-A-2 Certificates and Class 2-X-3 Certificates, in each case, subject to the permitted combination set forth in Appendix A. After the Initial Exchangeable Certificates have been exchanged for the Exchangeable Certificates, the Initial Exchangeable Certificates shall also be considered Exchangeable Certificates.

Exchangeable Combination: Any allowable combination of Certificates set forth on Appendix A.

Expenses: An amount equal to the sum of all related fees (other than the Servicing Fees, the Trustee Fee, the Independent Reviewer Fee and the Master Servicing Fee (including amounts required to be paid by the Master Servicer from the Master Servicing Fee)), charges and other costs, including indemnification amounts, costs incurred by the Trustee in challenging any eminent domain proceedings (to the extent not paid by the directing Certificateholders or reimbursed by the related governmental entity) and costs of arbitration payable or reimbursable to SPS, the Master Servicer, the Securities Administrator, the Independent Reviewer, the Depositor and the Trustee from the Trust Fund under this Agreement, the Servicers (other than SPS) under the related Servicing Agreement and the Custodian under the Custodial Agreement, subject, in the case of the Master Servicer, the Securities Administrator, the Independent Reviewer, the Trustee and the Custodian only, to an aggregate maximum amount of $*** annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year (such initial year and each such anniversary year, a “Deal Year”) thereafter) to be paid to such parties whether from collections from Pool 1 or Pool 2, collectively, on a pro rata basis, apportioned among the Master Servicer, the Securities Administrator, the Independent Reviewer, the Custodian and the Trustee, in proportion to the aggregate amount of claims received by the Securities Administrator (and up to the amount set forth in (X) below in the case of the Trustee and up to the amount set forth in (Y) below in the case of the Independent Reviewer; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that Deal Year, would exceed $***, then only a portion of such claim will be paid that will make the total amount paid during that Deal Year equal to $*** and the excess remaining unpaid, together with any additional claims received during that Deal Year, will be deferred until the following Deal Year and if the total amount of such deferred claims exceeds $*** then such deferred amounts shall be paid first in such following Deal Year (and each subsequent Deal Year as may be needed until such deferred claims are paid in full) and shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian, the Independent Reviewer and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior Deal Year; provided that, (X) in no event will the aggregate amount reimbursable to the Trustee exceed $*** annually (per Deal Year) and (Y) in no event will the aggregate amount reimbursable to the Independent Reviewer exceed $*** annually (per Deal Year).

Fannie Mae: Fannie Mae or any successor thereto.

Farmington: Farmington Bank

Farmington Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Farmington, Five Oaks and the Trustee.

FBC Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among FBC Mortgage, LLC, Five Oaks and the Trustee.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

Final Certification: A final certification as to each Mortgage Loan, which final certification is delivered to the Trustee and the Depositor by the Custodian in the form annexed to the Custodial Agreement.

Final Recovery Determination: With respect to any defaulted Mortgage Loan serviced by SPS, a determination made by SPS that all Liquidation Proceeds and other payments or recoveries which SPS, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

First Choice Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among First Choice Loan Services Inc., Five Oaks and the Trustee.

First Savings Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among First Savings Mortgage Corporation, Five Oaks and the Trustee.

FirstBank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among FirstBank, Five Oaks and the Trustee.

Fitch: Fitch Ratings, Inc.

Five Oaks: Five Oaks Acquisition Corp.

Five Oaks MSR Mortgage Loans: The Mortgage Loans for which Five Oaks owns the servicing rights as indicated in the “MSR Owner” field on the Mortgage Loan Schedule.

Freddie Mac: Freddie Mac, or any successor thereto.

Freedom Mortgage Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Freedom Mortgage Corporation, Five Oaks and the Trustee.

FSGBank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among FSGBank, N.A., Five Oaks and the Trustee.

Gateway Bank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Gateway Bank F.S.B., Five Oaks and the Trustee.

Gershman Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Gershman Investment Corp. d/b/a Gershman Mortgage d/b/a Midwest Lending, Five Oaks and the Trustee.

Global Certificate: A Rule 144A Global Certificate or a Regulation S Global Certificate, as applicable.

GMFS Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among GMFS, LLC, Five Oaks and the Trustee.

Grantor Trust: As defined in Section 3.10.

Grantor Trust Assets: The REMIC Regular Interest Combinations described in the Preliminary Statement.

Grantor Trust Certificate: Each Class of Regular Certificates issued by the Grantor Trust and representing beneficial ownership of the REMIC Regular Interest Combinations held by such Grantor Trust.

Grantor Trust Provisions: The grantor trust provisions under subpart E, part I of subchapter J of chapter 1 of the Code.

Green Tree Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Green Tree Servicing LLC, Five Oaks and the Trustee.

Guaranteed Rate Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Guaranteed Rate, Inc., Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

Guaranteed Rate Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Guaranteed Rate, Inc., Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from DLJ.

Guaranty Trust Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Guaranty Trust Company, Five Oaks and the Trustee.

Guild Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Guild Mortgage Company, Five Oaks and the Trustee.

HAMP: The Home Affordable Modification Program of the U.S. Treasury (or other similar regulation, protocol or program of the United States federal government) as in effect from time to time during the term of this Agreement.

Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or the Servicers, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator or the Servicers in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator or the Servicers.

Homes Act: The Helping Families Save Their Homes Act of 2009, as it may be amended from time to time.

HomeStreet Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among HomeStreet Bank, Five Oaks and the Trustee.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Impac Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Impac Mortgage Corp., Five Oaks and the Trustee.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Independent Reviewer: Any independent reviewer designated by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding to review any Mortgage Loan that has become 120 days or more Delinquent.

Independent Reviewer Fee: The costs and expenses of any Independent Reviewer for each Mortgage File that it reviews, as reasonably agreed to between the Independent Reviewer and the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding.

Initial Exchangeable Certificates: The Class 1-A-1, Class 1-X-1, Class 2-X-1 and Class 2-X-2 Certificates.

Initial Purchasers: Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount: For each Class of Certificates (other than the Class R Certificates) on any Distribution Date, the Current Interest for such Class on such Distribution Date, as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class in accordance with Section 5.02.

Interest-Only Certificates: The Class 1-X-1, Class 2-X-1, Class 2-X-2, Class 2-X-3 and Class 2-X-4 Certificates.

Interest Shortfall: As to any Class of Certificates (other than the Class R Certificates) and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Interest Transfer Amount: With respect to any Distribution Date and any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at the related Mortgage Pool’s Net WAC Rate, plus any shortfall of interest on the Senior Certificates of such Undercollateralized Group from prior Distribution Dates.

IRS: As defined in Section 6.20.

Issuer: CSMC Trust 2014-OAK1.

Item 1123 Certificate: As defined in Section 6.22.

JMAC Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among JMAC Lending, Inc., Five Oaks and the Trustee.

Kinecta Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Kinecta Federal Credit Union, Five Oaks and the Trustee.

Latest Possible Maturity Date: The Distribution Date occurring in November 2054.

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds: (i) All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property, (ii) amounts received by the Trust Fund from a governmental authority in connection with the acquisition of a Mortgage Loan by eminent domain (to the extent such amounts, with respect to a Mortgage Loan, are less than the outstanding principal balance of the related Mortgage Loan, plus accrued interest) and (iii) any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage), the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is (a) in the case of a purchase money loan, the lesser of the selling price of the Mortgaged Property and its Appraised Value determined in an appraisal obtained by the related Originator at origination of such Mortgage Loan, or (b) with respect to the DLJ Mortgage Loans, the BANA Mortgage Loans, the Barclays Mortgage Loans and the Mortgage Loans originated by Farmington, in the case of a Refinancing Mortgage Loan (i) for which the Mortgage Loan Schedule indicates that the related Mortgagor has occupied the related Mortgaged Property for more than 12 months, the Appraised Value of the Mortgaged Property at the time of origination of the Refinancing Mortgage Loan or (ii) for which the Mortgage Loan Schedule indicates that the related Mortgagor has occupied the related Mortgaged Property for less than or equal to 12 months, the lesser of the Appraised Value and the original selling price of the Mortgaged Property, or (c) with respect to the Mortgage Loans other than the DLJ Mortgage Loans, the BANA Mortgage Loans, the Barclays Mortgage Loans and the Mortgage Loans originated by Farmington, in the case of a rate/term Refinancing Mortgage Loan, its Appraised Value determined in an appraisal obtained by the related Originator at origination of such Mortgage Loan or (d) with respect to the Mortgage Loans other than the DLJ Mortgage Loans, the BANA Mortgage Loans, the Barclays Mortgage Loans and the Mortgage Loans originated by Farmington, in the case of a cash out Refinancing Mortgage Loan (i) for which the Mortgage Loan Schedule indicates that the related Mortgagor has occupied the related Mortgaged Property for more than 6 months, the Appraised Value of the Mortgaged Property at the time of origination of the Refinancing Mortgage Loan or (ii) for which the Mortgage Loan Schedule indicates that the related Mortgagor has occupied the related Mortgaged Property for less than or equal to 6 months, the lesser of the Appraised Value and the original selling price of the Mortgaged Property.

LoanDepot.com Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among loanDepot.com, LLC, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

LoanDepot.com Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among loanDepot.com, LLC, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from DLJ.

Lower-Tier REMIC: The meaning specified in Section 11.01(d).

Master Servicer: Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment: As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers as a Servicer Compensating Interest Payment or in the case of the Five Oaks MRS Mortgage Loans, required to be remitted by Five Oaks to Shellpoint Mortgage Servicing or PHH, as applicable, but are not actually remitted by Five Oaks).

Master Servicing Fee: With respect to any Distribution Date, an amount equal to the greater of (i) the product of *** of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period and (ii) $***. The Master Servicing Fee will be allocated to the Pool 1 Mortgage Loans and Pool 2 Mortgage Loans on each Distribution Date on a pro rata basis, based on the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans and Pool 2 Mortgage Loans as of the first day of the related Due Period.

Master Servicing Fee Rate: ***% per annum; provided, however, if on any Distribution Date the Master Servicing Fee is the minimum amount of $*** pursuant to clause (ii) of the definition of “Master Servicing Fee”, the Master Servicing Fee Rate will be calculated as a per annum rate by dividing the product of $*** and *** by the Aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Master Servicing Transfer Costs: All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Mega Capital Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Mega Capital Funding, Inc., Five Oaks and the Trustee.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Event: The occurrence of any of the following events: (i) a monthly payment on a Mortgage Loan registered on the MERS® System that has not been received within 60 days of its Due Date; (ii) a court of competent jurisdiction in a particular state rules that MERS is not an appropriate, permissible or authorized system for transferring ownership of Mortgage Loans in that state; or (iii) (A) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against MERS, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or (B) MERS shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to MERS or of or relating to all or substantially all of its property; or (C) MERS shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations. With respect to the event described in clause (ii), a MERS Event will be deemed to have occurred with respect to all Mortgage Loans in the related state, and with respect to any of the events described in clause (iii), a MERS Event will be deemed to have occurred with respect to all of the Mortgage Loans.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

MOM Loan: Any Mortgage Loan serviced by SPS where MERS acts as the Mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgage Loan: A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement: The mortgage loan purchase and sale agreement, dated as of December 23, 2014, between the Seller and the Depositor.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicers from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Network Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Mortgage Network, Inc., Five Oaks and the Trustee.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by (i) a Mortgage under a Mortgage Loan or (ii) Cooperative Shares and a Proprietary Lease under a Mortgage Loan.

Mortgage Pool: Either of Pool 1 or Pool 2.

Mortgage Rate: As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgaged Property: The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, consists of the related Cooperative Shares and Proprietary Lease.

Mortgagor: The obligor on a Mortgage Note.

Nationstar Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Nationstar Mortgage LLC, Five Oaks and the Trustee.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees, Master Servicing Fees and Trustee Fees and any other accrued and unpaid servicing fees or other fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer in respect of such shortfall for such Due Period.

Net WAC Rate: With respect to the Pool 1 Certificates and any Distribution Date, an annual rate equal to the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans (without giving effect to any interest rate modifications occurring after the Cut-off Date) as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

With respect to the Pool 2 Certificates and any Distribution Date, an annual rate equal to the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans (without giving effect to any interest rate modifications occurring after the Cut-off Date) as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

With respect to the Subordinate Certificates (other than REMIC 1 Regular Interests 1-B and 2-B) and any Distribution Date, an annual rate equal to the weighted average (weighted on the basis of the results of subtracting from the Aggregate Stated Principal Balance of the applicable Mortgage Loan pool (without giving effect to any interest rate modifications occurring after the Cut-off Date) as of the first day of the related Due Period, the current aggregate Certificate Principal Balance of the Senior Certificates) of (1) the weighted average of the Net WAC Rate for the Pool 1 Certificates that have principal balances and (2) the weighted average of the Net WAC Rate for the Pool 2 Certificates that have principal balances. For federal income tax purposes, the economic equivalent of such rate shall be expressed as a per annum rate equal to the weighted average of the Net WAC Rate on (a) REMIC 1 Regular Interest 1-B and (b) REMIC 1 Regular Interest 2-B, weighted on the basis of the Uncertificated Balance of REMIC 1 Regular Interest 1-B and REMIC 1 Regular Interest 2-B, respectively.

With respect to the REMIC 1 Regular Interests 1-A-1 and 1-B, and any Distribution Date, an annual rate equal to the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

With respect to the REMIC 1 Regular Interests 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5 and 2-B, and any Distribution Date, an annual rate equal to the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the related Due Period, weighted on the basis of their Stated Principal Balances.

With respect to the REMIC 2 Regular Interests B-1, B-2, B-3, B-4 and B-5, the weighted average of the Net WAC Rates of the REMIC 1 Regular Interest 1-B and 2-B. With respect to REMIC 2 Regular Interests 1-A-1, 1-X-1, 2-A-1, 2-A-1-X-4, 2-A-2, 2-A-2-X-4, 2-A-3, 2-A-3-X-4, 2-A-4, 2-A-4-X-4, 2-A-5 and 2-A-5-X-4, the Net WAC Rate of the Corresponding REMIC 1 Regular Interest.

With respect to the REMIC 3 Regular Interests, the Net WAC Rate of the Corresponding REMIC 2 Regular Interest.

New American Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Broker Solutions, Inc. d/b/a New American Funding, Five Oaks and the Trustee.

New Penn: New Penn Financial, LLC.

New Penn Reconstitution Agreement: The Reconstitution Agreement, dated as of December 23, 2014, among New Penn, Five Oaks and the Trustee.

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Non-Exchangeable Certificates: The Class 2-X-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Non-permitted Foreign Holder: As defined in Section 3.03(i).

Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer or a Servicer (as certified in an Officer’s Certificate of the Master Servicer or the related Servicer, as applicable), which in the good faith business judgment of such party and in accordance with generally accepted industry practices, is or would not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-U.S. Person: As defined in Regulation S under the Securities Act.

Northwest Bank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Northwest Bank, Five Oaks and the Trustee.

Notional Amount: With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO: Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification: A certification in the form of Exhibit L hereto.

Offering Circular: The offering circular supplement dated December 23, 2014 and the accompanying offering circular dated December 23, 2014, relating to the Class 1-A-1, Class 1-X-1, Class 1-A-2, Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2, Class 2-A-5, Class 2-X-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, together with any supplement thereto.

Officer’s Certificate: (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator and (c) with respect to a Servicer or Five Oaks, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of the related Servicer or Five Oaks, as applicable, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC, or the qualification of the Grantor Trust as a grantor trust or compliance with the Grantor Trust Provisions.

Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	8.45%
Class B-2	7.70%
Class B-3	5.95%
Class B-4	4.85%
Class B-5	1.60%

Original Subordinate Class Principal Amount: The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator: Each of Academy Mortgage Corporation, American Neighborhood Mortgage Acceptance Company, AmeriPro Funding, Inc., Amerisave Mortgage Corporation, Banc of California, National Association, d/b/a Banc Home Loans, successor in interest to Pacific Trust Bank, Berkshire Bank, Blue Hills Bank, Broker Solutions, Inc. d/b/a New American Funding, Caliber Home Loans, Inc., Carolina Premier Bank, Carrington Mortgage Services, LLC, Cherry Creek Mortgage Co., Inc., Cobalt Mortgage, Inc., Cornerstone Home Lending, Inc., Dubuque Bank and Trust Company, EagleBank, Envoy Mortgage, Ltd., The Equitable Bank, Everett Financial, Inc., Farmington Bank, FBC Mortgage, LLC, First Choice Loan Services Inc., First Savings Mortgage Corporation, FirstBank, Freedom Mortgage Corporation, FSGBank, N.A., Gateway Bank F.S.B., Gershman Investment Corp. d/b/a Gershman Mortgage d/b/a Midwest Lending, GMFS, LLC, Green Tree Servicing LLC, Guaranteed Rate, Inc., Guaranty Trust Company, Guild Mortgage Company, HomeStreet Bank, Impac Mortgage Corp., JMAC Lending, Inc., Kinecta Federal Credit Union, loanDepot.com, LLC, Mega Capital Funding, Inc., Mortgage Network, Inc., Nationstar Mortgage LLC, Northwest Bank, Pacific Union Financial, LLC, Paramount Residential Mortgage Group, Inc., PHH, PHH Home Loans, LLC, Pinnacle Capital Mortgage Corporation, PMAC Lending Services, Inc., PrimeLending, a PlainsCapital Company, Prosperity Home Mortgage, LLC, Provident Funding Associates, L.P., Quontic Bank, Radius Bank, RMR Financial, LLC, Sierra Pacific Mortgage Company, Inc., Skyline Financial Corp., Stonegate Mortgage Corporation, Universal American Mortgage Company, LLC, Vanguard Funding LLC and Wintrust Mortgage, a division of Barrington Bank & Trust Company, N.A., and any successor thereto.

Outstanding Certificate: With respect to any Grantor Trust Certificate, the Certificate which is currently outstanding pursuant to Section 3.11 hereof; provided, however, that upon any Exchange pursuant to Section 3.11 hereof, the Initial Exchangeable Certificate or Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Certificate, and each new Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Certificate. On the Closing Date, the Initial Exchangeable Certificates and the Non-Exchangeable Certificates will be the only Grantor Trust Certificates that are Outstanding Certificates.

Overcollateralized Group: On any Distribution Date, if there is an Undercollateralized Group, the Certificate Group which is not an Undercollateralized Group.

Pacific Union Financial Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Pacific Union Financial, LLC, Five Oaks and the Trustee.

Paramount Residential Mortgage Group Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Paramount Residential Mortgage Group, Inc., Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

Paramount Residential Mortgage Group Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Paramount Residential Mortgage Group, Inc., Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Paramount Residential Mortgage Group, Inc.

Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate, other than an Interest-Only Certificate or the Class R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to the Class R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%. With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PHH: PHH Mortgage Corporation.

PHH Home Loans Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PHH Home Loans, LLC, Five Oaks and the Trustee.

PHH Home Loans/RMR Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among RMR Financial, LLC, PHH Home Loans, LLC, Five Oaks and the Trustee.

PHH Mortgage Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PHH, Five Oaks and the Trustee, relating to the Mortgage Loans for which Five Oaks owns the servicing rights.

PHH Mortgage Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PHH, Five Oaks and the Trustee, relating to the Mortgage Loans for which PHH owns the servicing rights.

PHH Reconstitution Agreement Number One: The Reconstitution Agreement, dated as of December 23, 2014, among PHH, Five Oaks and the Trustee, relating to the Mortgage Loans for which Five Oaks owns the servicing rights.

PHH Reconstitution Agreement Number Two: The Reconstitution Agreement, dated as of December 23, 2014, among PHH, Five Oaks and the Trustee, relating to the Mortgage Loans for which PHH owns the servicing rights.

Pinnacle Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Pinnacle Capital Mortgage Corporation, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

Pinnacle Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Pinnacle Capital Mortgage Corporation, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from DLJ.

Plan: An employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations: The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

Pool 1 Certificates: Any of the Class 1-A-1, Class 1-X-1 and Class 1-A-2 Certificates.

Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

Pool 2 Certificates: Any of the Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2, Class 2-A-5 and Class 2-X-3 Certificates.

Pool Percentage: With respect to each Mortgage Pool and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool as of such date and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of such date.

Pool Subordinate Amount: With respect to each Mortgage Pool and any Distribution Date, the excess, if any, of the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Pool as of the first day of the month preceding the month in which such Distribution Date occurs over the sum of the Class Principal Amounts of the Senior Certificates in the related Certificate Group immediately prior to such Distribution Date.

PMAC Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PMAC Lending Services, Inc., Five Oaks and the Trustee.

Prepayment Interest Excess: As to any Mortgage Loan serviced by SPS or Shellpoint Mortgage Servicing, with respect to each Distribution Date and any Principal Prepayment in full during the portion of the related Prepayment Period occurring from the first day through the fourteenth day (or the fifteenth day in the case of any Mortgage Loan serviced by Shellpoint Mortgage Servicing) of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate (giving effect to any applicable Relief Act Shortfall) on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such Principal Prepayment is so applied; provided that Prepayment Interest Excess shall only exist with respect to any such Mortgage Loan and any Distribution Date if the related Principal Prepayment is deposited by SPS in the related Collection Account pursuant to Section 10.05 hereof or by Shellpoint Mortgage Servicing in the related Collection Account pursuant to the New Penn Servicing Agreement in the same month as such Principal Prepayment is made, to be included with distributions on such Distribution Date.

Prepayment Interest Shortfall: With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan (or, in the case of a Mortgage Loan serviced by SPS or Shellpoint Mortgage Servicing, the portion of the related Prepayment Period occurring in the calendar month preceding the related Distribution Date) is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period: With respect to each Mortgage Loan serviced by SPS and (i) each Distribution Date (other than the January 2015 Distribution Date), the period commencing on the 15th day of the month preceding the month in which the related Distribution Date occurs through the 14th day of the month in which the related Distribution Date occurs and (ii) the January 2015 Distribution Date, the period commencing on December 1, 2014 through January 14, 2015. With respect to each Mortgage Loan serviced by PHH and each Distribution Date, the period commencing on the 2nd day of the month preceding the month in which the related Distribution Date occurs through the 1st day of the month in which the related Distribution Date occurs. With respect to each Mortgage Loan serviced by Shellpoint Mortgage Servicing and (i) each Distribution Date (other than the January 2015 Distribution Date), the 16th day of the month preceding the month in which the related Distribution Date occurs through the 15th day of the month in which the related Distribution Date occurs and (ii) the January 2015 Distribution Date, December 1, 2014 through January 15, 2015.

PrimeLending Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PrimeLending, a PlainsCapital Company, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

PrimeLending Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among PrimeLending, a PlainsCapital Company, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from DLJ.

Principal Distribution Amount: With respect to any Mortgage Pool and any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment on the related Mortgage Loans made by a Mortgagor in the related Mortgage Pool during the related Prepayment Period; (c) the principal portion of each other unscheduled collection on the related Mortgage Loans, including any Subsequent Recoveries, Insurance Proceeds, proceeds received from a governmental authority in connection with any purchase of a related Mortgage Loan by the power of eminent domain (without duplication of any Net Liquidation Proceeds) and Net Liquidation Proceeds (other than with respect to any related Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans in the related Mortgage Pool repurchased by an Originator or the Seller due to a breach of a representation and warranty with respect to such Mortgage Loan or by an Originator pursuant to an early payment default provision in the related AAR Agreement, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any Substitution Amount with respect to any Mortgage Loan in such Mortgage Pool received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal for Mortgage Loans in such Mortgage Pool.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates related to such Undercollateralized Group prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on such Distribution Date over the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool for such Distribution Date.

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prosperity Mortgage Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Prosperity Home Mortgage, LLC, Five Oaks and the Trustee.

Provident Funding Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Provident Funding Associates, L.P., Five Oaks and the Trustee.

Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Institutional Buyer: As defined in Rule 144A.

Qualified Insurer: An insurance company duly qualified as such under the laws of the state in which the Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided.

Qualified Substitute Mortgage Loan: A mortgage loan substituted by an Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with an AAR Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable AAR Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable.

Quontic Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Quontic Bank, Five Oaks and the Trustee.

Radius Bank Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Radius Bank, Five Oaks and the Trustee.

Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool that are 60 days or more Delinquent (including such Mortgage Loans in foreclosure, REO Property or bankruptcy status) and any Mortgage Loan in Pool 1 or Pool 2 subject to a Servicing Modification within the 12 months prior to that Distribution Date (averaged over the preceding six month period), as a percentage of the Pool Subordinate Amount of such Mortgage Pool, is greater than or equal to 50%.

Rating Agency: DBRS and S&P, each of which satisfy the conditions described in Section III. X of PTE 2013-08.

Rating Agency Information: The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss: (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to the Trust Fund up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b)	with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the\ principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c)	with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by a Servicer and any Principal Forbearance Amount;

(d)	with respect to each Mortgage Loan that has been removed from the Trust Fund by a governmental authority exercising the power of eminent domain, the excess, if any, of the unpaid principal balance of such Mortgage Loan plus accrued interest over the amount received by the Trust Fund from such governmental authority;

(e)	with respect to each Mortgage Loan that has been the subject of a Servicing Modification, the amount of outstanding Servicing Advances incurred in connection with defending against an ability-to-repay claim by the Mortgagor and reimbursed to the related Servicer at the time of such Servicing Modification; and

(f)	with respect to each Class of Certificates, the amount by which the related Class Principal Amount is reduced as a result of clauses (a), (b), (c), (d) or (e) above.

Reconciled Market Value: The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date: As to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date.

Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates: All Classes of Certificates other than the Class R Certificates.

Regular Interest: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Regulation S: Regulation S, as amended, under the Securities Act.

Regulation S Global Certificates: Registered definitive Certificates in substantially the form set forth in Exhibit A hereto.

Regulation S Transfer Certificate: A certificate from a prospective transferor of a Certificate pursuant to Regulation S under the Securities Act in substantially the form of Exhibit E-2 hereto, appropriately completed by such transferor.

Relevant Servicing Criteria: The Servicing Criteria applicable to each party, as set forth on an exhibit to the related Servicing Agreement and Exhibit J hereto. Multiple parties can have responsibility for the same Relevant Servicing Criteria.

Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC 1: The segregated pool of assets subject hereto and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Trustee Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof and (iv) the Collection Account and the Distribution Account and such assets that are deposited therein from time to time and any investments thereof.

REMIC 1 Regular Interests: As defined in the Preliminary Statement.

REMIC 2: The segregated pool of assets subject hereto and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) the REMIC 1 Regular Interests and (ii) the Collection Account and the Distribution Account and such assets that are deposited therein from time to time and any investments thereof to the extent attributable to the REMIC 1 Regular Interests.

REMIC 2 Regular Interests: As defined in the Preliminary Statement.

REMIC 3: The segregated pool of assets subject hereto and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) the REMIC 2 Regular Interests and (ii) the Collection Account and the Distribution Account and such assets that are deposited therein from time to time and any investments thereof to the extent attributable to the REMIC 2 Regular Interests.

REMIC 3 Regular Interests: As defined in the Preliminary Statement.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REMIC Regular Interests: The REMIC 1 Regular Interests, the REMIC 2 Regular Interests and/or the REMIC 3 Regular Interests, as the context may require.

REMIC Regular Interest Combinations: Combinations of Uncertificated REMIC Regular Interests corresponding to the Initial Exchangeable Certificates, the Non-Exchangeable Certificates and the Exchangeable Certificates and identified as such in the Preliminary Statement.

Remittance Report: With respect to the Mortgage Loans serviced by SPS, a monthly remittance advice in written or electronic format relating to the most recently-completed Collection Period in the form of Exhibit F to the this Agreement or in such other form mutually agreed to in writing between SPS, the Master Servicer, the Securities Administrator and the Trustee.

REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable AAR Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificates: The Class R Certificates.

Responsible Officer: With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

RMR Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among RMR Financial, LLC, Five Oaks and the Trustee.

Rule 15Ga-1 Information: As defined in Section 4.04(c).

Rule 17g-5 Information Provider: The Securities Administrator.Rule 17g-5 Website: The website maintained by the Securities Administrator pursuant to Section 4.03.

Rule 144A: Rule 144A promulgated under the Securities Act.

Rule 144A Global Certificates: Registered definitive Certificates in substantially the form set forth in Exhibit A hereto.

Rule 144A Transfer Certificate: A certificate from a prospective transferor of a Certificate pursuant to Rule 144A under the Securities Act in substantially the form of Exhibit E-1 hereto, appropriately completed by such transferor.

S&P: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in this Agreement or the related Servicing Agreement, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Section 404 Notice: The notice required under Section 404 of the Homes Act.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller: Five Oaks.

Senior Certificate: Any one of the Class 1-A-1, Class 1-X-1, Class 1-A-2, Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2, Class 2-A-5 and Class 2-X-3 Certificates, as applicable.

Senior Percentage: With respect to each Distribution Date and (i) Pool 1, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class 1-A-1 Certificates prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in Pool 1 as of the preceding Distribution Date and (ii) Pool 2, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or allocations of Certificate Writedown Amounts on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in Pool 2 as of the preceding Distribution Date. The initial Senior Percentage for Pool 1 will be approximately 91.55%.The initial Senior Percentage for Pool 2 will be approximately 91.55%.

Senior Prepayment Percentage: With respect to any Mortgage Pool and any Distribution Date occurring before the Distribution Date in January 2020, 100%. Except as provided herein, the Senior Prepayment Percentage for either Mortgage Pool and any Distribution Date occurring in or after January 2020 shall be as follows:

(i)        in or after January 2020 to and including December 2020, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date;

(ii)        in or after January 2021 to and including December 2021, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date;

(iii)        in or after January 2022 to and including December 2022, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date;

(iv)        in or after January 2023 to and including December 2023, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and

(v)        in or after January 2024, the related Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage for the related Mortgage Pool (other than as a result of a reduction of the related Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after January 2020, the Senior Percentage for a Mortgage Pool exceeds the initial Senior Percentage for such Mortgage Pool, the related Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Senior Certificates in the related Certificate Group then entitled to distributions of principal of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Class Principal Amount of the Senior Certificates in the related Certificate Group to below zero, the related Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce such Class Principal Amounts of those Certificates to zero.

Senior Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the sum of:

(1)	the related Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)	the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)	with respect to each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)	Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)	the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan;

(4)	any HAMP incentive payments received by the Trust Fund as investor; and

(5)	any amounts described in clauses (1) through (4) that remain unpaid with respect to the Senior Certificates in the related Certificate Group from prior Distribution Dates;

minus

(6)	any Capitalization Reimbursement Amounts and any Servicing Advances reimbursed to a Servicer at the time of a Servicing Modification that were incurred in connection with defending against an ability-to-repay claim by the Mortgagor with respect to the related Mortgage Pool, to the extent not covered by the Subordinate Principal Distribution Amount;

plus the sum of:

(1)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(e); and

(2)	the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(f);

provided, however, that

(A)	if on any Distribution Date the allocation to the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates of the related Senior Principal Distribution Amount would reduce the aggregate Class Principal Amount of such Certificate Group to below zero, the distribution to the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates of the related Senior Principal Distribution Amount for such Distribution Date shall be limited to the amount necessary to reduce the aggregate Class Principal Amount of such Certificate Group, to zero;

(B)	if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is reduced to less than or equal to 1.60% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for each Certificate Group for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero, until the aggregate Class Principal Amount of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates is reduced to zero; and

(C)	until the aggregate Class Principal Amount of each of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, assuming, for purposes of this calculation, that no Exchanges have occurred, is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 8.45%, the Senior Principal Distribution Amount for each Certificate Group for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

Servicer: SPS, PHH and Shellpoint Mortgage Servicing, as applicable, or any successor in interest.

Servicer Compensating Interest Payment: As to any Distribution Date and PHH, the lesser of (1) the aggregate Servicing Fee for PHH for such Distribution Date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by PHH for such date. As to any Distribution Date and SPS, the lesser of (1) the SPS Compensating Interest Cap and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by SPS for such date. As to any Distribution Date and Shellpoint Mortgage Servicing, the lesser of (1) the Shellpoint Mortgage Servicing Compensating Interest Cap and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by Shellpoint Mortgage Servicing for such date. In the case of the Five Oaks MSR Mortgage Loans serviced by PHH and Shellpoint Mortgage Servicing any required Servicer Compensating Interest Payment shall be remitted by Five Oaks to PHH and Shellpoint Mortgage Servicing, as applicable, pursuant to the related Servicing Agreement and remitted by the related Servicer to the extent received from Five Oaks.

Servicer Remittance Date: The 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, commencing in January 2015.

Servicing Advances: With respect to PHH and Shellpoint Mortgage Servicing, as defined in the related Servicing Agreement. With respect to SPS, all customary, reasonable and necessary “out-of-pocket” costs and expenses incurred by SPS in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (a) preservation, inspection, restoration, protection and repair of a Mortgaged Property, including without limitation advances in respect of prior liens, real estate taxes and assessments, (b) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations, (c) obtaining any legal documentation required to be included in the servicing file and/or correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position) reasonably necessary for SPS to perform its obligations hereunder, (d) in the case of a default on a Mortgage Loan, executing and recording instruments of satisfaction, deeds of reconveyance or assignments of mortgage to the extent not recovered from the related mortgagor, (e) third party borrower counseling fees, (f) expenses of sales of Mortgage Loans, (g) in the case of a default on a Mortgage Loan, fees and expenses incurred in connection with refinancings or short refinancings of Mortgage Loans, (h) fees and expenses incurred in maintaining, repairing, marketing, selling and liquidating any REO Property and (i) expenses incurred in connection with defending against ability-to-repay claims by the related Mortgagor.

Servicing Agreement: Any of the New Penn Reconstitution Agreement, PHH Reconstitution Agreement Number One and PHH Reconstitution Agreement Number Two, as applicable.

Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) *** of the applicable Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate: With respect to (i) Shellpoint Mortgage Servicing and each Mortgage Loan, a per annum rate equal to ***%; provided, however, that such fee will be allocated between Shellpoint Mortgage Servicing and Five Oaks pursuant to an agreement between Shellpoint Mortgage Servicing and Five Oaks, (ii) PHH and each Mortgage Loan, a per annum rate equal to ***%; provided, however, that with respect to the Five Oaks MSR Mortgage Loans serviced by PHH such fee will be allocated between PHH and Five Oaks pursuant to an agreement between PHH and Five Oaks and (iii) SPS and each Mortgage Loan, a per annum rate equal to *** %; provided, however, that such fee will be allocated between SPS and Five Oaks pursuant to an agreement between SPS and Five Oaks; provided that, notwithstanding the foregoing, any increase in the Mortgage Rate for any Mortgage Loan due to termination of an automatic debit or direct deposit account shall not exceed 1%, or, in each case, such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement.

Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trust Fund by SPS.

Servicing Modification: Any reduction of the Mortgage Rate or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with this Agreement or the related Servicing Agreement.

Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to this Agreement or the Servicing Agreements, as such list may from time to time be amended.

Servicing Rights: With respect to the Mortgage Loans serviced by SPS, the right to appoint a servicer for such Mortgage Loans under this Agreement or any successor servicing agreement governing the servicing of those Mortgage Loans, the right to terminate SPS as servicer without cause and the right to designate a successor servicer in the event of the termination of the appointed servicer subject to the terms of this Agreement or any subsequent servicing agreement relating to such Mortgage Loans. On the Closing Date, Five Oaks is the owner of the Servicing Rights for the Mortgage Loans serviced by SPS.

Servicing Transfer Costs: Any reasonable and customary costs of the Master Servicer or other successor Servicer incurred in connection with the transfer of servicing from the immediately preceding Servicer, including without limitation any reasonable costs or expenses associated with the documentation of the assumption of servicing by the Master Servicer or other successor Servicer, the complete transfer of all servicing data and the completion, correction and manipulation of such servicing data as may be reasonably required by the Master Servicer or other successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or other successor Servicer, as applicable, to service the Mortgage Loans properly and effectively.

Shellpoint Mortgage Servicing: New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing or its successor in interest.

Shellpoint Mortgage Servicing Compensating Interest Cap: With respect to any Distribution Date and the Mortgage Loans serviced by Shellpoint Mortgage Servicing, the product of (x) a fraction, the numerator of which is one and the denominator of which is two and (y) the aggregate amount of Shellpoint Mortgage Servicing’s Servicing Fees for such Distribution Date.

Sierra Pacific Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Sierra Pacific Mortgage Company, Inc., Five Oaks and the Trustee.

Skyline Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Skyline Financial Corp., Five Oaks and the Trustee.

Sponsor: Five Oaks Acquisition Corp., a Delaware corporation.

SPS Compensating Interest Cap: With respect to any Distribution Date and the Mortgage Loans serviced by SPS, the product of (x) a fraction, the numerator of which is one and the denominator of which is two and (y) the aggregate amount of SPS’s Servicing Fees for such Distribution Date.

SPS Event of Default: With respect to SPS, any one of the events enumerated in Section 10.34.

Stated Principal Balance: As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Step-Down Test: As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date (that have not otherwise been included in this clause First), averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date occurring in the period from January 2020 to and including December 2020, 20% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from January 2021 to and including December 2021, 25% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from January 2022 to and including December 2022, 30% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from January 2023 to and including December 2023, 35% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in January 2024 and thereafter, 40% of the Original Subordinate Class Principal Amount.

Stonegate Agreement Number One: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Stonegate Mortgage Corporation, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Bank of America.

Stonegate Agreement Number Two: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Stonegate Mortgage Corporation, Five Oaks and the Trustee, relating to the Mortgage Loans purchased by Five Oaks from Barclays.

Subordinate Certificate: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage: With respect to any Distribution Date and a Mortgage Pool, the excess, if any, of 100% over the related Senior Percentage for such Distribution Date. The initial Subordinate Percentage for Pool 1 shall be 8.45% and the initial Subordinate Percentage for Pool 2 shall be 8.45%.

Subordinate Prepayment Percentage: With respect to any Distribution Date and any Mortgage Pool, the excess, if any, of 100% over the related Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, an amount equal to the sum of:

(1)        the related Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date and Mortgage Pool;

(2)        the related Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date and Mortgage Pool; and

(3)        with respect to each Mortgage Loan in the related Mortgage Pool that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)        any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid;

minus

(5)        any Capitalization Reimbursement Amounts and any Servicing Advances reimbursed to a Servicer at the time of a Servicing Modification that were incurred in connection with defending against an ability-to-repay claim by the Mortgagor with respect to the related Mortgage Pool;

Minus the sum of:

(1)        the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(e); and

(2)        the amount of principal distributions made to the related Senior Certificates pursuant to Section 5.02(f).

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the lowest numerical Class of Subordinate Certificates outstanding), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have higher numerical Class designations than that Class is less than the Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on that Distribution Date. Instead, the Subordinate Principal Distribution Amounts on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

Notwithstanding the above, with respect to each Class of Subordinate Certificates (other than the lowest numerical Class of Subordinate Certificates outstanding), if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates that have a lower payment priority than that Class is reduced to less than or equal to 1.60% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of each Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Class Principal Amounts, and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for the related Certificate Group (based on such Certificate Group’s pro rata share of the aggregate Senior Principal Distribution Amount) for such Distribution Date.

In addition, until the aggregate Class Principal Amount of each of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, assuming, for purposes of this calculation, that no Exchanges have occurred, is reduced to zero, if on any Distribution Date, the Aggregate Subordinate Percentage for such Distribution Date is less than 8.45%, the Senior Principal Distribution Amount for each Certificate Group for such Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool distributable on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero.

If on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates is less than or equal to 1.60% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amounts for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans in the related Mortgage Pool on that Distribution Date, and the Subordinate Principal Distribution Amounts will be zero, until the aggregate Class Principal Amount of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates is reduced to zero, assuming for purposes of this calculation, that no Exchanges have occurred, then all principal collections on the related Mortgage Loans distributable on that Distribution Date will be paid to the Subordinate Certificates then outstanding, sequentially in order of payment priority, until the Class Principal Amount of each such Certificate is reduced to zero.

Subsequent Recovery: Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer: Any Person that services Mortgage Loans on behalf of SPS or any subservicer and is responsible for the performance (whether directly or through subservicers) of all or substantially all of the material servicing functions required to be performed by SPS under this Agreement.

Sub-Servicing Agreement: A written contract between SPS and a Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 10.24 hereof, as amended or supplemented from time to time.

Substitution Amount: For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to the related AAR Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the Aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and Treasury regulation § 301.6231(a)(7)-1.

Trust Fund: As defined in Section 2.01 herein.

Trustee: Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Fee: With respect to any Distribution Date, an amount equal to the greater of (i) the product of *** of the Trustee Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period and (ii) $***. The Trustee Fee will be allocated to the Pool 1 Mortgage Loans and Pool 2 Mortgage Loans on each Distribution Date on a pro rata basis, based on the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans and Pool 2 Mortgage Loans as of the first day of the related Due Period.

Trustee Fee Rate: ***% per annum; provided, however, if on any Distribution Date the Trustee Fee is the minimum amount of $*** pursuant to clause (ii) of the definition of “Trustee Fee”, the Trustee Fee Rate will be calculated as a per annum rate by dividing the product of $*** and *** by the Aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC: The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Uncertificated Accrued Interest: With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month’s interest at the related Uncertificated Interest Rate on the Uncertificated Class Principal Amount (or Uncertificated Class Notional Amount as the context requires) of such REMIC Regular Interest immediately prior to such Distribution Date.

Uncertificated Class Notional Amount: With respect to (i) REMIC 2 Regular Interest 1-X-1, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 1-A-1, (ii) REMIC 2 Regular Interest 2-A-1-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 2-A-1, (iii) REMIC 2 Regular Interest 2-A-2-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 2-A-2, (iv) REMIC 2 Regular Interest 2-A-3-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 2-A-3, (v) REMIC 2 Regular Interest 2-A-4-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 2-A-4, (vi) REMIC 2 Regular Interest 2-A-5-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 1 Regular Interest 2-A-5, (vii) REMIC 3 Regular Interest 1-X-1, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 1-A-1, (viii) REMIC 3 Regular Interest 2-X-1 and REMIC 3 Regular Interest 2-A-1-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 2-A-1, (ix) REMIC 3 Regular Interest 2-A-2-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 2-A-2, (x) REMIC 3 Regular Interest 2-A-3-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 2-A-3, (xi) REMIC 3 Regular Interest 2-X-2 and REMIC 3 Regular Interest 2-A-4-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 2-A-4, and (xii) REMIC 3 Regular Interest 2-A-5-X-4, an amount equal to the Uncertificated Class Principal Amount of REMIC 2 Regular Interest 2-A-5.

Uncertificated Class Principal Amount: With respect to each REMIC Regular Interest, the initial Uncertificated Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the REMIC Regular Interest, as reduced by principal distributed with respect to such REMIC Regular Interest and Realized Losses or Certificate Writedown Amounts allocated to such REMIC Regular Interest at the date of determination. The Uncertificated Class Principal Amount of each REMIC Regular Interest that has an Uncertificated Class Principal Amount shall never be less than zero.

Uncertificated Interest Rate: The Uncertificated REMIC 1 Interest Rate, the Uncertificated REMIC 2 Interest Rate, and/or the Uncertificated REMIC 3 Interest Rate, as the context requires.

Uncertificated REMIC 1 Interest Rate: With respect to each REMIC 1 Regular Interest 1-A-1 and REMIC 1 Regular Interest 1-B and any Distribution Date, the Net WAC Rate for Pool 1 for that Distribution Date. With respect to each REMIC 1 Regular Interest 2-A-1, REMIC 1 Regular Interest 2-A-2, REMIC 1 Regular Interest 2-A-3, REMIC 1 Regular Interest 2-A-4, REMIC 1 Regular Interest 2-A-5 and REMIC 1 Regular Interest 2-B and any Distribution Date, the Net WAC Rate for Pool 2 for that Distribution Date.

Uncertificated REMIC 2 Interest Rate: With respect to (i) REMIC 2 Regular Interest B-1, REMIC 2 Regular Interest B-2, REMIC 2 Regular Interest B-3, REMIC 2 Regular Interest B-4 and REMIC 2 Regular Interest B-5 and any Distribution Date, the Net WAC Rate for that Distribution Date, (ii) REMIC 2 Regular Interest 1-A-1, the lesser of 3.00% per annum and the Net WAC Rate for that Distribution Date, (iii) REMIC 2 Regular Interest 1-X-1, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 1-A-1 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 1-A-1, (iv) REMIC 2 Regular Interest 2-A-1, REMIC 2 Regular Interest 2-A-2, REMIC 2 Regular Interest 2-A-3, REMIC 2 Regular Interest 2-A-4 and REMIC 2 Regular Interest 2-A-5, the lesser of 3.50% per annum and the Net WAC Rate for that Distribution Date, (v) REMIC 2 Regular Interest 2-A-1-X-4, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 2-A-1 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-1, (vi) REMIC 2 Regular Interest 2-A-2-X-4, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 2-A-2 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-2, (vii) REMIC 2 Regular Interest 2-A-3-X-4, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 2-A-3 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-3, (viii) REMIC 2 Regular Interest 2-A-4-X-4, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 2-A-4 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-4, and (ix) REMIC 2 Regular Interest 2-A-5-X-4, an amount equal to the excess (if any) of the Uncertificated REMIC 1 Interest Rate of REMIC 1 Regular Interest 2-A-5 over the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-5.

Uncertificated REMIC 3 Interest Rate: With respect to (i) REMIC 3 Regular Interest B-1, REMIC 3 Regular Interest B-2, REMIC 3 Regular Interest B-3, REMIC 3 Regular Interest B-4 and REMIC 3 Regular Interest B-5 and any Distribution Date, the Net WAC Rate for that Distribution Date, (ii) REMIC 3 Regular Interest 1-A-1, REMIC 3 Regular Interest 1-X-1, REMIC 3 Regular Interest 2-A-1-X-4, REMIC 3 Regular Interest 2-A-2, REMIC 3 Regular Interest 2-A-2-X-4, REMIC 3 Regular Interest 2-A-3, REMIC 3 Regular Interest 2-A-3-X-4, REMIC 3 Regular Interest 2-A-4-X-4, REMIC 3 Regular Interest 2-A-5 and REMIC 3 Regular Interest 2-A-5-X-4, an amount equal to 100% of the amount distributed on the Corresponding REMIC 2 Regular Interest, (iii) REMIC 3 Regular Interest 2-X-1, an amount equal to the excess (if any) of the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-1 over the Uncertificated REMIC 3 Interest Rate of REMIC 3 Regular Interest 2-A-1, (iv) REMIC 3 Regular Interest 2-X-2, an amount equal to the excess (if any) of the Uncertificated REMIC 2 Interest Rate of REMIC 2 Regular Interest 2-A-4 over the Uncertificated REMIC 3 Interest Rate of REMIC 3 Regular Interest 2-A-4, (v) REMIC 3 Regular Interest 2-A-1, the lesser of 3.00% per annum and the Net WAC Rate for that Distribution Date, and (vi) REMIC 3 Regular Interest 2-A-4, the lesser of 3.00% per annum and the Net WAC Rate for that Distribution Date.

Undercollateralized Group: If, on any Distribution Date, the aggregate Class Principal Amount of the Pool 1 Certificates or the Pool 2 Certificates is greater than the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool prior to any distributions of principal, allocations of Realized Losses, writeups due to Subsequent Recoveries or Certificate Writedown Amounts on such Distribution Date, such classes of Certificates shall be the Undercollateralized Group.

Underwriter’s Exemption: Prohibited Transaction Exemption (“PTE”) 89-90 (58 Fed. Reg. 52899 (1990)), as amended and restated by PTE 2013-08 (78 Fed. Reg. 41,090 (July 9, 2013)) and as amended from time to time or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Initial Purchasers.

Universal American Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Universal American Mortgage Company, LLC, Five Oaks and the Trustee.

U.S. Person: As defined in Regulation S under the Securities Act.

Vanguard Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Vanguard Funding LLC, Five Oaks and the Trustee.

Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 96.00% of all Voting Interests shall be allocated to the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, in proportion to their respective outstanding Class Principal Amounts. At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to each of the Class 1-X-1, Class 2-X-1, Class 2-X-2 and Class 2-X-4 Certificates. Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights. The Class R Certificates shall not have any voting rights. In the event that all or a portion of a combination of classes of Initial Exchangeable Certificates is exchanged for a proportionate portion of a class of Exchangeable Certificates, the Exchangeable Certificates will be entitled to a proportionate share of the voting interests allocated to such Classes of Initial Exchangeable Certificates.

WHFIT: shall mean a “Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

WHFIT Regulations: shall mean Treasury Regulations section 1.671-5, as amended.

WHMT: shall mean a “Widely Held Mortgage Trust” as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

Wintrust Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 23, 2014, among Wintrust Mortgage, a division of Barrington Bank & Trust Company, N.A., Five Oaks and the Trustee.

Section 1.02       Calculations Respecting Mortgage Loans

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer, including without limitation information from any Servicer regarding the amount of its Servicing Fees.

Article II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01       Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans (excluding the servicing rights), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(a).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the AAR Agreements, the Servicing Agreements and the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator, SPS and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the AAR Agreements, the Servicing Agreements and the Custodial Agreement solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02	Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)          The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Sections 4 and 6 of the Custodial Agreement and the exceptions set forth on the Exception Report. The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee, the Seller, the Master Servicer and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)          Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 2 and 6 of the Custodial Agreement.

(c)          Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)          Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)          Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03	Representations and Warranties of the Depositor.

(a)          The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer, SPS and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)          the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)          the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)          the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)          this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer, SPS and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)          there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)          immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)          This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)          The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)          Other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)          None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)          The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04	Discovery of Breach; Repurchase of Mortgage Loans.

(a)          Pursuant to the Mortgage Loan Purchase and Sale Agreement, the Seller has represented and warranted as of the Closing Date that, immediately prior to its transfer of the Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representation and warranty. In addition, pursuant to the Mortgage Loan Purchase and Sale Agreement, the Seller represented and warranted to the Depositor that the Seller is obligated to cure, repurchase or substitute for any Mortgage Loan as to which there has been an uncured breach of a representation or warranty restated by an Originator to the Trustee pursuant to the related AAR Agreement that materially and adversely affects the value of such Mortgage Loan or the interests of the Trustee for the benefit of the Certificateholders in such Mortgage Loan, but only if each of the following conditions is met: (i) the related Originator fails to cure such breach or repurchase or substitute for such Mortgage Loan after a valid repurchase demand has been made and remains unresolved and (ii) the related Originator is subject to a bankruptcy or insolvency proceeding or such Originator is no longer in existence. With respect to a breach of a representation and warranty made by an Originator pursuant to the related AAR Agreement that materially and adversely affects the value of such Mortgage Loan or the interests of the Trustee for the benefit of the Certificateholders in such Mortgage Loan, if an Originator restated certain representations and warranties to the Trustee as of a date prior to the Closing Date, the Seller is obligated with respect to such representations and warranties that were true and correct as of the date the related Originator restated such representations and warranties to the Trustee, but not true and correct as of the Closing Date to cure a breach or repurchase from the Trust Fund or substitute for each affected Mortgage Loan. In any AAR Agreement where the related Originator restated representations and warranties to the Trustee as of the Closing Date, the Seller shall not have the obligation described in the prior sentence. Any exceptions identified at the time the Seller purchased a Mortgage Loan shall not be considered a breach of the underwriting guideline representation and warranty provided that such exceptions and the related compensating factors are accurately described in the exhibit that identifies the exceptions.

In addition, in no event will any obligation which the Seller may have to cure, repurchase or substitute for any Mortgage Loans for which there has been a breach of any representation and warranty survive (to the extent such obligation has not expired earlier) beyond the earlier of (a) the termination of the Trust Fund and (b) the payment of all amounts due on the related Mortgage Loan.

(b)          It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase and Sale Agreement and the Seller’s obligation to cure, repurchase or substitute a Mortgage Loan pursuant to the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by the Depositor or the Seller (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties) of (i) a breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan or (ii) a breach of a representation or warranty of an Originator pursuant to the related AAR Agreement as a result of which the Seller is required to cure, substitute for or repurchase such Mortgage Loan pursuant the Mortgage Loan Purchase and Sale Agreement (each a “Defective Mortgage Loan”), the Trustee, or its designee, shall promptly notify the Seller and the Depositor in writing of such breach and request that the Seller cure or cause the cure of such breach within 90 days from the earlier of the date that the Seller discovered or was notified of such breach, and if the Seller does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase from the Trust Fund at the Repurchase Price or substitute for such Mortgage Loan on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute for such Mortgage Loan no later than 120 days after its discovery or notice of such breach; and provided further, that if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute for the Defective Mortgage Loan within 60 days from the date the defect was discovered. The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto, and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing that requires such cure, repurchase or substitution pursuant to the Mortgage Loan Purchase and Sale Agreement shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

The Originators shall cure the breach, or repurchase or substitute for any Mortgage Loan as to which there has been a breach of any representation and warranty in the related AAR Agreement that materially and adversely affects the value of such Mortgage Loan or the interests of the Trustee for the benefit of the Certificateholders in such Mortgage Loan. Each of the representations and warranties made by an Originator pursuant to the related AAR Agreement will survive until the earlier of (a) the termination of the Trust Fund and (b) the payment of all amounts due on the related Mortgage Loan.

(c)          The Seller hereby agrees to indemnify and hold harmless the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian and each Certificateholder against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05	Obligations in Respect of Alleged Breach of Representations and Warranties.

(a)          With respect to any Mortgage Loan that is less than 120 days Delinquent, either (a) the Holders of 66-2/3% or more of the Aggregate Voting Interests of the Senior Certificates or (b) the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding (in either case, the “Directing Holders”) may direct the Trustee to request the complete borrower credit file for a Mortgage Loan from the related Servicer, and to engage a third party (which third party may be selected by the Directing Holders or, if no such selection is made by such Holders, such third party shall be selected by the Trustee) to review the related Mortgage Loan to determine whether the related Originator under the related AAR Agreement or the Seller under the Mortgage Loan Purchase and Sale Agreement, as applicable, is obligated to cure, repurchase or substitute for the related Mortgage Loan pursuant to the terms of the related AAR Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, and the Trustee shall follow the directions of such Holders. The costs and expenses of such third party review are to be paid for by the Directing Holders. The related Servicer, pursuant to this Agreement or the related Servicing Agreement, as applicable, shall be required to deliver the related complete borrower credit file to the Trustee as directed by the Trustee without unreasonable delay and, upon receipt of such complete borrower credit file, the Trustee shall be required to deliver electronic copies of the complete borrower credit file to the third party engaged to conduct the review as well as the related Originator or the Seller, as applicable. The Trustee shall be required to enforce any related remedy obligation, including participating in an arbitration or other cause of action, pursuant to and to the extent provided in the related AAR Agreement or Mortgage Loan Purchase and Sale Agreement, as applicable, as directed by, and at the expense of, the Directing Holders; provided that the Trustee shall be obligated to commence its enforcement of a remedy obligation only if (i) the Directing Holders provide written direction to the Trustee to enforce the related remedy obligation within 90 days of delivery by the related Servicer of the related complete borrower credit file and (ii) the Directing Holders have entered into an agreement to provide in advance to the Trustee funds to pay for any and all costs and expenses incurred by the Trustee (including but not limited to engaging a third party) in connection with such enforcement and to provide any indemnification reasonably requested by the Trustee (including but not limited to the Directing Holders’ decision to direct the Trustee to pursue or not to pursue an action based on the results of such review). In connection with any such review and/or action, the Trustee shall be required (but subject to the terms of the applicable agreements) to pursue reimbursement for the fees, costs and expenses of the Trustee from such Originator under the terms of the related AAR Agreement or from the Seller under the terms of the Mortgage Loan Purchase and Sale Agreement, as applicable. If the Trustee recovers any such fees, costs and expenses from the related Originator or the Seller, the Trustee shall pay such amounts to the Directing Holders pursuant to the agreement described in clause (ii) above. Costs and expenses incurred by the Trustee pursuant to this Section 2.05(a) to the extent not reimbursed by the applicable Originator, the Seller or the related Holders, will be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount. For the avoidance of doubt: (i) all costs, expenses and indemnification amounts paid by the Directing Holders shall be paid in the aggregate and such payment shall not be subject to any caps or limitations as may be specified elsewhere in this Agreement, (ii) the third party reviewer as described in this paragraph is not an Independent Reviewer and (iii) the fees of any third party reviewer as described in this paragraph are not Independent Reviewer Fees.

(b)          With respect to any Mortgage Loan that has become 120 days or more Delinquent, the Master Servicer shall provide prompt written notice of such delinquency to the Trustee and the Trustee shall notify the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding. The Trustee shall engage an Independent Reviewer selected by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding. The Trustee shall direct the related Servicer to provide the related complete borrower credit file to the Independent Reviewer. Upon receipt of the borrower credit file, the Independent Reviewer shall review each such Mortgage Loan that is 120 days or more Delinquent to determine whether the related Originator under the related AAR Agreement or the Seller under the Mortgage Loan Purchase and Sale Agreement, as applicable, is obligated to cure, repurchase or substitute for the related Mortgage Loan pursuant to the terms of the related AAR Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable. If the Independent Reviewer determines that there has been a breach of a representation and warranty by the related Originator under the related AAR Agreement or by the Seller under the Mortgage Loan Purchase and Sale Agreement, as applicable, for which a remedy is required, the Independent Reviewer shall notify the Trustee of such determination, and the Trustee shall be required to enforce any related cure, repurchase or substitution obligation, including participating in an arbitration or other cause of action, pursuant to the related AAR Agreement or Mortgage Loan Purchase and Sale Agreement, as applicable. Costs and expenses incurred by the Trustee pursuant to this paragraph to the extent not reimbursed by the applicable originator or the shall will be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.

(c)          Notwithstanding the preceding two paragraphs, if the Seller, the Depositor, the Master Servicer, a Servicer, the Securities Administrator or the Trustee becomes aware of a breach of the representation and warranty made by the related Originator relating to the status of a Mortgage Loan as a “qualified mortgage” (as defined in the REMIC Provisions), such party shall notify the Trustee and the Trustee shall immediately enforce the obligation of the related Originator to repurchase the related Mortgage Loan. If an Originator has breached a representation under the related AAR Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the applicable Originator or the Seller (pursuant to the Mortgage Loan Purchase and Sale Agreement), as applicable, fails to repurchase such non-qualified Mortgage Loan within sixty days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered. The Trustee will release the applicable Mortgage Loan upon notice by the Master Servicer that it has received the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06	Intention of Parties.

Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans (excluding the servicing rights), (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

Section 2.07	Rights of the Holder or Holders of the Majority of the Class Principal Amount of the Most Subordinate Class of Certificates Outstanding.

(a)          The Depositor, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may exercise its rights under this Agreement and the Servicing Agreements in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee (other than due to such party’s own willful misfeasance, bad faith or negligence as set forth in this Agreement) shall have any liability with respect to any acts or omissions of the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding in the exercise of such rights, and (iii) except to the extent otherwise set forth herein, none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or to monitor or oversee the exercise of any such rights by the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding.

(b)          Subject to the terms of this Agreement, each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding as may be reasonably necessary for the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding to exercise its rights (if any) hereunder and under the Servicing Agreements; provided that the Trustee shall not be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto other than as provided in this Agreement.

(c)          The Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence, bad faith or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding in the exercise of its rights as the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding under Section 2.05(a).

(d)          On the Closing Date, Five Oaks Investment Corp. is the initial Holder of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the Holder of a majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding. If Five Oaks Investment Corp. (or any subsequent Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding) transfers all or any portion of its ownership interest in any Class of such Subordinate Certificates in a manner resulting in a change in identity of the Holder of the majority of the Class Principal Amount of such Class, it shall so notify the Depositor, the Servicers, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Trustee and the Custodian in writing and shall provide each such party with the identity of and related contact information for such transferee. If upon such transfer there is more than one Holder comprising the majority of the Class Principal Amount of such Class of Certificates, Five Oaks Investment Corp. (in the case of the initial transfer) or any subsequent Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding, as applicable, shall be required upon such transfer to notify the Depositor, the Servicers, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Trustee, and the Custodian of the designation and identity of an individual party to act on the behalf of the Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding. Prior to receipt of any such notice of transfer from Five Oaks Investment Corp. with respect to the most Subordinate Class of Certificates outstanding on the Closing Date, each of the Depositor, the Servicers, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Trustee and the Custodian shall be entitled to rely on Five Oaks Investment Corp. as the Holder of a majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding for all purposes hereunder without need to obtain separate or additional proof of ownership confirming such fact. To the extent the Class Principal Amount of the most subordinate Class of Certificates outstanding as of the Closing Date is reduced to zero and no notice of transfer has been received from Five Oaks Investment Corp., the Depositor, the Servicers, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Trustee, and the Custodian shall likewise be entitled to assume that Five Oaks Investment Corp. is the Holder of a majority of the Class Principal Amount of each Class of Subordinate Certificates that subsequently becomes the most subordinate Class of Certificates outstanding.

(e)          If the Holder of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding is no longer Five Oaks Investment Corp., in order for the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding to exercise the rights assigned thereto under this Agreement or the Servicing Agreements, the Holder or Holders of the majority of the Class Principal Amount of such Class of Certificates shall be required to provide the Trustee or the Securities Administrator, as applicable, with proof of ownership satisfactory to the Trustee or the Securities Administrator, as applicable, of the majority of the Class Principal Amount of such Class of Certificates as a condition to the exercise of such rights. With respect to any references in this Agreement to the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding, the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as equal in seniority for this purpose and each of the Class 2-A-1 Certificates and Class 2-A-2 Certificates are treated as senior to the Class 2-A-3 Certificates for this purpose. In any instance in which the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding are entitled to act hereunder, if no such Holder or Holders of the majority of the Class Principal Amount of the such Class of Certificates presents satisfactory proof of ownership to the Trustee or Securities Administrator, as applicable, in a timely manner for the purpose of exercising any such rights assigned thereto under this Agreement, such rights shall be deemed inoperative in such instance, and no transaction party shall be required to delay in taking any action hereunder or under any transaction document in order to wait for the exercise of such rights by such Holder or Holders.

(f)          In the event that direction, approval or consent is needed from the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding for any action hereunder and such party is no longer Five Oaks Investment Corp. and (i) the most subordinate Class of Certificates outstanding consists of Definitive Certificates, the Securities Administrator, upon written request of the party responsible for obtaining such direction, approval or consent, shall provide such requesting party with a list of the Holder or Holders of such Class of Certificates, and such requesting party shall be responsible to communicate with such Holder or Holders to obtain such direction, approval or consent, or (ii) the most subordinate Class of Certificates outstanding consists of Book-Entry Certificates, the Securities Administrator, upon written request of the party responsible for obtaining such direction, approval or consent, shall send notice to the Holders of such Class of Certificates informing them of such request for such direction, approval or consent and, if no such Holder or Holders of the majority of the Class Principal Amount of such Class of Certificates presents satisfactory proof of ownership to the Securities Administrator or Trustee, as applicable, in a timely manner for the purpose of providing such direction, approval or consent, such right of direction, approval or consent shall be deemed inoperative in such instance, and no transaction party shall be required to delay in taking any action hereunder or under any transaction document in order to wait for such direction, approval or consent from such Holder or Holders.

(g)          The Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding shall be responsible (i) to select and appoint any Independent Reviewer designated hereunder, (ii) to arrange with such Independent Reviewer the amount of its compensation hereunder, and (iii) to provide timely written notification to the Securities Administrator of the amount of any Independent Reviewer Fee to be paid from the Trust Fund on any Distribution Date.

(h)          Each of Five Oaks Investment Corp. and any subsequent Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding, by virtue of its purchase of the requisite percentage of such Class of Certificates, shall be deemed to assume the rights and obligations of the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding as set forth in this Agreement.

Section 2.08	Default Oversight by the Holder or Holders of the Majority of the Class Principal Amount of the Most Subordinate Class of Certificates Outstanding.

The Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding shall have the right, subject to the terms of this Agreement (with respect to the Mortgage Loans or REO Property serviced by SPS) or the related Servicing Agreement (with respect to the Mortgage Loans or REO Property serviced by PHH and Shellpoint Mortgage Servicing), to (A) approve all Mortgage Loan modifications relating to (1) any principal reduction, (2) any interest rate change (other than such a change that resets according to the terms of the related Mortgage Note) and (3) any maturity extension, in each case performed by SPS (in accordance with this Agreement) and by PHH or Shellpoint Mortgage Servicing (in accordance with the related Servicing Agreement), (B) prevent the commencement of a foreclosure action with respect to any Mortgaged Property, (C) approve the sale price of any REO Property, (D) approve the acceptance of a deed-in lieu with respect to any Mortgage Loan, and (E) approve the acceptance of a short payoff of a Mortgage Loan, or accept any substitution, addition or release of any collateral from a Mortgage Loan if the fair market value of any substitute Mortgaged Property or the proceeds of such payoff are less than the unpaid principal balance of the Mortgage Loan. With respect to Mortgage Loans serviced by SPS, in the event that direction, approval or consent is needed from the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding for any action relating to this Section 2.08(A), (B), (C), (D) or (E), SPS shall notify the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding of the proposed action in writing and if the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not respond to such notification within five Business Days of receipt of such notification, such right of direction, approval or consent shall be deemed waived in such instance, and SPS shall not be required to delay in taking any such action in order to wait for such direction, approval or consent from such Holder or Holders. With respect to Mortgage Loans serviced by Shellpoint Mortgage Servicing, in the event that direction, approval or consent is needed from the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding for any action relating to this Section 2.08(A), (B), (C), (D) or (E), pursuant to the related Servicing Agreement, Shellpoint Mortgage Servicing shall notify the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding of the proposed action in writing and if the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not respond to such notification within five Business Days of receipt of such notification, such right of direction, approval or consent shall be deemed waived in such instance, and Shellpoint Mortgage Servicing shall not be required to delay in taking any such action in order to wait for such direction, approval or consent from such Holder or Holders. With respect to Mortgage Loans serviced by PHH, in the event that direction, approval or consent is needed from the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding for any action relating to this Section 2.08(A), (B), (C), (D) or (E), pursuant to the related Servicing Agreement, PHH shall notify the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding of the proposed action in writing and if the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not respond to such notification within five Business Days of receipt of such notification, such right of direction, approval or consent shall be deemed waived in such instance, and PHH shall not be required to delay in taking any such action in order to wait for such direction, approval or consent from such Holder or Holders.

Section 2.09	[Reserved].

Section 2.10	Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition.

(a)          If the Depositor, the Master Servicer, the Securities Administrator or the Trustee receives actual notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain, it shall promptly notify the other parties, and the Securities Administrator, to the extent so notified, shall include such information on the Securities Administrator’s website on the next succeeding Distribution Date. With respect to any Mortgage Loan affected by such action, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or the Holder or Holders of the majority of the Voting Rights may direct the Trustee to contest such acquisition through appropriate legal proceedings. The Trustee shall not be required to take any action unless the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed or indemnified by the governmental entity or the Certificateholders, the Trustee shall be reimbursed or indemnified by the Trust Fund, subject to the limitation in clause (c) of the definition of Available Distribution Amount. Under no circumstances shall the Trustee be responsible for evaluating whether to contest an eminent domain acquisition.

(b)          In the event a Mortgage Loan is acquired by a governmental entity through its exercise of the power of eminent domain, and the Trust Fund is paid (i) the outstanding principal balance of the related Mortgage Loan plus accrued interest, that payment will be treated as a voluntary prepayment in full of the related Mortgage Loan or (ii) less than the outstanding principal balance of the related Mortgage Loan plus accrued interest, that payment will be treated as Net Liquidation Proceeds and the difference between (a) the outstanding principal balance of the related Mortgage Loan plus accrued interest and (b) the Net Liquidation Proceeds will be treated as a Realized Loss.

Article III

THE CERTIFICATES

Section 3.01	The Certificates.

(a)          The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC. The Certificates (other than the Class R Certificates) will be evidenced by one or more certificates, ownership of which will be held in minimum denominations of $100,000 Certificate Principal Amount or Notional Amount, as applicable, and in integral multiples of $1 in excess thereof. The Class R Certificates will be evidenced by one or more certificates, ownership of which will be held in 100% Percentage Interests.

(b)          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(c)          The Certificates (other than the Class R Certificates) are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act or in reliance on Regulation S, and shall be issued with the applicable legends set forth in Exhibit A. The Class R Certificates shall be issued only as Definitive Certificates and are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act, and shall be issued with the applicable legends set forth in Exhibit A.

Section 3.02	Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”). A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03	Transfer and Exchange of Certificates.

(a)          A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence and subsection (c) below, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)          A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)          No transfer, sale, pledge or other disposition of any Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. None of the Depositor, the Trustee, the Securities Administrator or the Certificate Registrar is obligated to register or qualify any Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect a transfer of Certificates or interests therein shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Securities Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. If a Certificateholder does not meet the transfer requirements set forth herein, the Certificate Registrar shall have the right to require any such Certificateholder to sell its interest in the Certificate it holds.

By acceptance of a Certificate or a beneficial interest in a Certificate, whether upon original issuance or subsequent transfer, each Certificateholder thereof will be deemed to have represented and agreed that transfer thereof is restricted and agrees that it will transfer such Certificate or beneficial interest only in accordance with the terms of this Agreement and such Certificate and in compliance with applicable law.

(d)          The applicable procedures utilized or imposed by the Clearing Agency and/or any Clearance System (collectively, “Applicable Procedures”) shall be applicable to the Global Certificates insofar as and to the extent beneficial interests in such Global Certificates are held by the agent members of or participants in Euroclear or Clearstream. Account holders or agent members of or participants in Euroclear and Clearstream shall have no rights under this Agreement with respect to such Global Certificates, and the Clearing Agency as registered Holder of the Global Certificates may be treated by the Depositor, the Issuing Entity, the Certificate Registrar, the Securities Administrator and the Trustee (and any agent of any of the foregoing) as the owner of such Global Certificates for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Depositor, the Issuing Entity, the Certificate Registrar, the Securities Administrator or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Clearance System or impair, as between the Clearance System and its agent members or participants, the operation of customary practices governing the exercise of the rights of a holder of any Certificates. Requests or directions from, or votes of, the Clearing Agency or any Clearance System with respect to any matter shall not be deemed inconsistent if made with respect to (or in separate proportions corresponding to) different beneficial owners. None of the Depositor, the Issuing Entity, the Certificate Registrar, the Securities Administrator or the Trustee shall have any duty to monitor, maintain records concerning (or determine compliance with any of the restrictions on transfer set forth herein with respect to) owners of beneficial interests in the Global Certificates. None of the Depositor, the Issuing Entity, the Certificate Registrar, the Securities Administrator or the Trustee shall have any liability for the accuracy of the records of the Clearing Agency or any Clearance System, or any actions or omissions of the Clearing Agency or any Clearance System (or of the agent members of or participants in any Clearance System).

(e)          A Certificateholder may transfer a Certificate or its beneficial interest in a Certificate only in accordance with the following provisions:

(i)           Rule 144A Global Certificate to Regulation S Global Certificate. If a Certificateholder of a beneficial interest in the Rule 144A Global Certificate of a particular Class wishes at any time to transfer its beneficial interest in such Rule 144A Global Certificate to a Non-U.S. Person, such Certificateholder shall, subject to the provisions of this Section 3.03, transfer its beneficial interest in such Rule 144A Global Certificate for an equivalent interest in a Regulation S Global Certificate of the same Class. Upon (A) receipt by the Certificate Registrar and the Depositor of (1) an Investor Representation Letter from such Certificateholder's transferee in the form of Exhibit E-3 hereto and (2) a Regulation S Transfer Certificate from such Certificateholder in the form of Exhibit E-2 hereto (as to which, in the case of the Book-Entry Certificates, the Certificateholder and such Certificateholder’s transferee will be deemed to have made the representations and warranties contained therein) and (B) receipt by the Certificate Registrar of a written order given in accordance with the Clearing Agency’s Applicable Procedures, the Certificate Registrar shall adjust the Clearing Agency’s position to reflect a reduction of the Class Principal Amount of the Rule 144A Global Certificate by the Class Principal Amount of the beneficial interest thereof to be so transferred and concurrently with such reduction, credit the Regulation S Global Certificate of the same Class to reflect an increase in the Class Principal Amount thereof by the same amount.

(ii)         Regulation S Global Certificate to Rule 144A Global Certificate. If a Certificateholder of a beneficial interest in the Regulation S Global Certificate of a particular Class wishes at any time after the Distribution Compliance Period to transfer its beneficial interest in such Regulation S Global Certificate to a U.S. Person who is a Qualified Institutional Buyer, such Certificateholder shall, subject to the provisions of this Section 3.03, transfer its beneficial interest in such Regulation S Global Certificate for an equivalent interest in a Rule 144A Global Certificate of the same Class. Upon (A) receipt by the Certificate Registrar and the Depositor of (1) an Investor Representation Letter from such Certificateholder's transferee in the form of Exhibit E-3 hereto and (2) a Rule 144A Transfer Certificate from such Certificateholder in the form of Exhibit E-1 hereto (as to which, in the case of the Book-Entry Certificates, the Certificateholder and such Certificateholder’s transferee will be deemed to have made the representations and warranties contained therein) and (B) receipt by the Certificate Registrar of a written order given in accordance with the Clearing Agency’s Applicable Procedures, the Certificate Registrar shall adjust the Clearing Agency’s position to reflect a reduction of the Class Principal Amount of the Regulation S Global Certificate by the Class Principal Amount of the beneficial interest thereof to be so transferred and, concurrently with such reduction, credit the Rule 144A Global Certificate of the same Class to reflect an increase in the Class Principal Amount thereof by the same amount.

(iii)        Transfers of Interests in a Regulation S Global Certificate. Transfers of beneficial interests in a Regulation S Global Certificate may only be made (A) in accordance with Section 3.03(e)(ii) above or (B) by book-entry transfer of beneficial interests in the Regulation S Global Certificate within the Clearance System (and subject to the Applicable Procedures) to Non-U.S. Persons in accordance with Regulation S in “offshore transactions” (as defined in Regulation S under the Securities Act). With respect to clause (B) of this Section 3.03(e)(iii), the Certificateholder transferring such beneficial interest will be deemed to have made the representations and warranties contained in the Regulation S Transfer Certificate attached as Exhibit E-2 hereto, and such Certificateholder’s transferee will be deemed to have made the representations and warranties contained in the Investor Representation Letter attached as Exhibit E-3 hereto.

(iv)        Transfers of Interests in a Rule 144A Global Certificate. Transfers of beneficial interest in a Rule 144A Global Certificate may only be made (A) in accordance with Section 3.03(e)(i) above or (B) by book-entry transfer of beneficial interests in the Rule 144A Global Certificate within the Clearance System (and subject to the Applicable Procedures) to Qualified Institutional Buyers in accordance with Rule 144A under the Securities Act. With respect to clause (B) of this Section 3.03(e)(iv), the Certificateholder transferring such beneficial interest will be deemed to have made the representations and warranties contained in the Rule 144A Transfer Certificate attached as Exhibit E-1 hereto, and such Certificateholder’s transferee will be deemed to have made the representations and warranties contained in the Investor Representation Letter attached as Exhibit E-3 hereto.

(v)         Securities Act. No transfer of any Certificate or any beneficial interest in any Certificate shall be made unless such transfer (a) is made pursuant to an effective registration statement under the Securities Act and registration or qualification under applicable state securities laws or (b) is exempt from such registration or qualification requirements, as evidenced by compliance with Sections 3.03(e) (i), (ii), (iii), or (iv), as applicable.

(f)          If a transfer of an interest in a Certificate is to be made without registration under the Securities Act, then the Certificate Registrar shall refuse to register such transfer unless it and the Trustee receive a certificate (upon which certificate such party may conclusively rely) from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit E-1 or Exhibit E-2 hereto and a certificate from such Certificateholder’s prospective transferee substantially in the form attached as Exhibit E-3 hereto (as to which, in the case of the Book-Entry Certificates, the Certificateholder and the Certificateholder’s prospective transferee will be deemed to have made the representations and agreements contained therein), to the effect that, among other things, the transfer is being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act in accordance with Rule 144A or in accordance with Regulation S. No such certifications shall be required of the Depositor or any of its Affiliates or the Initial Purchasers in connection with the initial issuance of the Certificates, any transfer of the Certificates between the Initial Purchasers and the Depositor or any of their Affiliates, or with respect to any transfer of the Certificates between the Depositor and any of its Affiliates.

A Person acquiring a Certificate or any interest therein shall make the applicable certifications set forth in clause (i), (ii) or (iii) below to the Trustee and the Certificate Registrar (which in the case of the Book-Entry Certificates, the prospective transferee will be deemed to have represented such certifications by virtue of its purchase and holding of such Certificate), upon which certification the Trustee and the Certificate Registrar may rely without further inquiry or investigation, that each beneficial owner of a Certificate (other than an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting) shall represent that (i) it is not, and is not acting on behalf of or using assets of, a Plan investor; (ii) it has acquired and is holding such Certificate in reliance on the Underwriter’s Exemption, and it understands that there are certain conditions to the availability of the Underwriter’s Exemption, including that the Senior Certificates, Class B-1, Class B-2 or Class B-3 Certificates, as applicable, must be rated, at the time of purchase, not lower than “BBB-” (or its equivalent) by at least one Rating Agency; or (iii) if the Certificate has been issued in an ERISA-Qualifying Underwriting, (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an “insurance company general account,” as such term is defined in Section V(e) of Prohibited Transaction Class Exemption, or PTCE, 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

(g)          (i)          No transfer of an ERISA-Restricted Certificate or a Certificate that is not subject to an ERISA-Qualifying Underwriting in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such a Certificate is permissible under applicable law, will not constitute or result in non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement. Each Transferee of an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(g) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii)         If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding three paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(g), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(h)          As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(i)          Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”). Solely for purposes of this paragraph 3.03(i), “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate (other than with respect to the initial issuance of the Residual Certificates), the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(i), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(i), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(i), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(i), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(i).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(j)          Each Holder or Certificate Owner of a Certificate (including any ERISA-Restricted Certificate or Residual Certificate) or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

Section 3.04         Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05         Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06         Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07         Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)          If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08         Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee hereby appoints the Securities Administrator as the initial Paying Agent. The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09         Book-Entry Certificates.

(a)          Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)          the provisions of this Section 3.09 shall be in full force and effect;

(ii)         the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)        to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)        the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)          Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)          If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

Section 3.10         Tax Status and Reporting of Grantor Trust Certificates.

On the Closing Date, there is hereby established a separate trust (the “Grantor Trust”), which shall be a Grantor Trust for federal income tax purposes. The Grantor Trust shall be maintained by the Trustee in its name, for the benefit of the Holders of the Grantor Trust Certificates. The assets of the Grantor Trust shall consist of the Grantor Trust Assets, which have been placed in the Grantor Trust. The Grantor Trust Assets shall be held by the Trustee. The Initial Exchangeable Certificates and the Exchangeable Certificates represent the respective undivided beneficial ownership of REMIC Regular Interest Combinations depending on which Class of Initial Exchangeable Certificates or Exchangeable Certificates is the Outstanding Certificates. Each of the parties hereto shall comply with the Grantor Trust administration provisions of Section 11.05.

Section 3.11         Exchanges of Exchangeable Certificates.

The Initial Exchangeable Certificates and the Exchangeable Certificates, as applicable, shall be exchangeable on the books of the Depository for the Exchangeable Certificates or Initial Exchangeable Certificates, as applicable, on and after the Closing Date, by written notice to the Securities Administrator substantially in the form of Exhibit P hereto or, under the terms and conditions set forth and otherwise in accordance with the procedures specified hereunder.

In the case of each Exchangeable Combination, the Initial Exchangeable Certificates shall be exchangeable for the Exchangeable Certificates related to such Exchangeable Combination in respective denominations determined based on the initial Class Principal Amount or initial Class Notional Amount, as applicable, described on Appendix A hereto, as reduced by distributions of principal pursuant to Section 5.02 and any allocation of Realized Losses and Certificate Writedown Amounts pursuant to Section 5.03 on each Distribution Date prior to the Exchange date, as applicable. Upon any such Exchange, the portions of the Initial Exchangeable Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefore. Correspondingly, Exchangeable Certificates related to a Exchangeable Combination may be further designated for exchange for the Initial Exchangeable Certificates or for other Exchangeable Certificates related to a Exchangeable Combination in respective denominations determined based on the proportion that the initial Certificate Principal Amount or initial Class Notional Amount, as applicable, of such Exchangeable Certificates bear to the initial Certificate Principal Amount of the Initial Exchangeable Certificates or the related Exchangeable Certificates, in each case, as set forth in Appendix A. There shall be no limitation on the number of Exchanges authorized pursuant to this Section 3.11, no fee or other charge shall be payable to the Trustee or the Depository in connection therewith.

If a Certificateholder wishes to exchange its Initial Exchangeable Certificates or Exchangeable Certificates, the Certificateholder must notify the Securities Administrator by e-mail at ctsspgexchanges@wellsfargo.com no later than three Business Days before the proposed exchange date. The exchange date can be any Business Day other than the first or last Business Day of the month, subject to the Securities Administrator’s approval. In addition, the Certificateholder must provide notice on the Certificateholder’s letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Certificate to be exchanged and each Certificate to be received, the Class Principal Amount or Class Notional Amount, as applicable, and the initial Class Principal Amount or initial Class Notional Amount, as applicable, of the Certificates to be exchanged, the Certificateholder’s DTC participant number and the proposed exchange date. After receiving such notice, the Securities Administrator will e-mail the Certificateholder with wire payment instructions relating to the Exchange Fee. The original exchange notice (bearing a medallion stamp guarantee) and the exchange fee must be received by the Securities Administrator prior to effecting any such exchange.

The Certificateholder will utilize the Deposit and Withdrawal System at DTC to exchange the Certificates. The Certificates to be exchanged must be in the correct exchange proportions. The Securities Administrator will verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, the notice of exchange will become irrevocable on the second Business Day before the proposed exchange date.

In connection with each exchange, the Certificateholder must pay the Securities Administrator a fee equal to $5,000 (the “Exchange Fee”).

The Securities Administrator shall make the first distribution on an Initial Exchangeable Certificate or an Exchangeable Certificate received in an Exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

Section 3.12         Transfer of Exchangeable Certificates.

Upon the presentation and surrender by any Holder of its Initial Exchangeable Certificates or Exchangeable Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Securities Administrator, all of such Holder’s right, title and interest in and to such Initial Exchangeable Certificates or Exchangeable Certificates, including all payments of interest thereon received after the month of the Closing Date.

Section 3.13         Description of Exchangeable Certificates.

The Exchangeable Certificates authorized by this Agreement shall consist of the Initial Exchangeable Certificates and the Exchangeable Certificates having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

Article IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01         Custodial Accounts; Distribution Account.

(a)          On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in this Agreement and the Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under this Agreement and the Servicing Agreements, shall be deposited. On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of this Agreement and the related Servicing Agreement.

(b)          The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of Holders of CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates.” The Distribution Account (including income, if any, earned on the investments of funds in such account), to the extent not inconsistent with Section 11.01(d) herein, will be owned by the Lower-Tier REMIC for federal income tax purposes. The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)          the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with this Agreement and the related Servicing Agreement;

(ii)         any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

(iii)        any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)          In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or a Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)          On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian or the Servicers any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the CSMC Trust 2014-OAK1 Certificates. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized. For the avoidance of doubt, REMIC 1 will report all items of income, gain, loss, deduction, credit and any other items attributable to the Distribution Account for federal income tax purposes.

Section 4.02         Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (solely on the basis of Mortgage Loan level information obtained from the Servicers) (the “Distribution Date Statement”):

(a)          the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)          the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)          the amount of the distributions set forth in clause (a) allocable to interest;

(d)          the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)          the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)          the Aggregate Stated Principal Balance of each Mortgage Pool (separately and in the aggregate), the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(g)          the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans, which information may be presented in a footnote;

(h)          the Senior Percentage and the Subordinate Percentage for each Mortgage Pool for the following Distribution Date;

(i)          the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;

(j)          in the aggregate and with respect to each Mortgage Pool, the amount of the Trustee Fee, the Master Servicing Fee, the Independent Reviewer Fee and the Servicing Fee paid to or retained by the Trustee, the Master Servicer, the Independent Reviewer and each Servicer, respectively, and the amount of any fees paid to the Custodian;

(k)          in the aggregate and with respect to each Mortgage Pool, the aggregate amount of Advances for the related Due Period;

(l)          the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)         the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)          for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)          in the aggregate and with respect to each Mortgage Pool, the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)          in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;

(q)          in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

(r)          the Realized Losses and Certificate Writedown Amounts, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)          the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group;

(u)          any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(v)         the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(w)         the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(x)          the nature of any breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants that triggers a remedy;

(y)          in the aggregate and with respect to each Mortgage Pool, the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(z)          in the aggregate and with respect to each Mortgage Pool, the amount of any Subsequent Recoveries;

(aa)         in the aggregate and with respect to each Mortgage Pool, the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(bb)         in the aggregate and with respect to each Mortgage Pool, the amounts of any Master Servicer Compensating Interest Payments, Servicer Compensating Interest Payments for such Distribution Date;

(cc)         the amount of any Capitalization Reimbursement Amount (for each Servicer) for such Distribution Date and the amount of any unpaid Capitalization Reimbursement Shortfall Amount (for each Servicer) for such Distribution Date;

(dd)         in the aggregate and with respect to each Mortgage Pool, the amount of Prepayment Interest Shortfalls (as applicable) and Prepayment Interest Excess (as applicable) for the Mortgage Loans serviced by each Servicer for such Distribution Date;

(ee)         in the aggregate and with respect to each Mortgage Pool, the amount of any HAMP incentive payment received by the Trust Fund as investor;

(ff)          in the aggregate and with respect to each Mortgage Pool, the amount of any proceeds received from a governmental authority in connection with an eminent domain proceeding;

(gg)         the amount of the Independent Reviewer Fee;

(hh)         in the aggregate and with respect to each Mortgage Pool, a statement if any exchanges of Initial Exchangeable Certificates or Exchangeable Certificates have taken place since the preceding Distribution Date, and, if applicable, the class designations, Class Principal Amount, Class Notional Amount, Certificate Interest Rate, the amount of principal and interest distributions, separately identified, with respect to each such Class of Certificates and any Realized Losses allocated to each such Class; and

(ii)          whether the Step-Down Test has been satisfied for such Distribution Date.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

The Depositor hereby authorizes the Securities Administrator to, and the Securities Administrator shall, make available to Bloomberg, Intex Solutions, Inc., or such other vendor chosen by the Depositor that submits to the Securities Administrator a certification in the form of Exhibit Q to this Agreement, all the Distribution Date Statements, and supplemental reports delivered or made available to Certificateholders under this Agreement; provided however, solely with respect to information to be provided to Bloomberg as set forth in the immediately preceding paragraph, Bloomberg shall not be required to submit a certification in the form of Exhibit Q to this Agreement.

The Securities Administrator shall make such reports and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com.

Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under this Agreement and the related Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

The Trustee shall provide a copy of the Final Certification it receives from the Custodian pursuant to Section 6 of the Custodial Agreement to the Securities Administrator. The Securities Administrator is hereby directed to provide a copy (which may be in electronic form) of such Final Certification to the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or any Certificateholder upon such party's request therefor.

Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO Certification in the form of Exhibit L, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “CSMC 2014-OAK1” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial;

(i)          any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 12.03 and 12.12 of this Agreement, as well as reports prepared in accordance with Sections 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)         any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)        a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Exchange Act Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “CSMC 2014-OAK1” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer, the Seller and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)          To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor and the Seller with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor and the Seller in writing.

(c)          To the extent in its possession, the Trustee shall provide the Depositor and the Seller with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) with respect to a Demand in a timely manner so as to enable the Depositor and the Seller to meet their reporting obligations under Rule 15Ga-1. The Depositor and the Seller shall each be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor and the Seller of the Rule 15Ga-1 Information required to be reported on Form ABS-15G. For the avoidance of doubt, the Depositor and the Seller shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form ABS-15G. Other than with respect to the obligations of the Trustee in this Section 4.04, the Trustee shall have no responsibility or liability in connection with any filing required to be made by the Depositor or the Seller pursuant to Rule 15Ga-1 of the Exchange Act.

Article V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01        Distributions Generally.

(a)          Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)          All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)          On each Distribution Date, the Available Distribution Amount for the related Mortgage Pool (in the case of the Senior Certificates) and for the Mortgage Pools in the aggregate (in the case of the Subordinate Certificates), to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority (in each case, to the extent of the remaining Available Distribution Amount):

(i)          Concurrently, (a) from the Available Distribution Amount for Pool 1, to the Class 1-A-1 Certificates and Class 1-X-1 Certificates, concurrently, on a pro rata basis, based on their Interest Distribution Amounts, in each case such Class’s Interest Distribution Amount and any accrued but unpaid Interest Shortfalls for such Distribution Date and (b) from the Available Distribution Amount for Pool 2, to the Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2 and Class 2-A-5 Certificates, concurrently, on a pro rata basis, based on their Interest Distribution Amounts, in each case such Class’s Interest Distribution Amount and any accrued but unpaid Interest Shortfalls for such Distribution Date;

(ii)         (i) Concurrently, (a) from the Available Distribution Amount for Pool 1, prior to the Credit Support Depletion Date and on and after the Credit Support Depletion Date, to the Class 1-A-1 Certificates, the Senior Principal Distribution Amount for Pool 1, until the Class Principal Amount thereof has been reduced to zero and (b) from the Available Distribution Amount for Pool 2, prior to the Credit Support Depletion Date, the Senior Principal Distribution Amount for Pool 2 shall be distributed to the (a) Class 2-A-1 Certificates and Class 2-A-2 Certificates, (b) Class 2-A-3 Certificates and (c) Class 2-A-4 Certificates and Class 2-A-5 Certificates, concurrently, on a pro rata basis based on the Class Principal Amount or aggregate Class Principal Amount, as applicable, of such Classes prior to such Distribution Date, as follows:

(A)    to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, sequentially, in that order, in each case until the Class Principal Amount thereof is reduced to zero;

(B)     to the Class 2-A-3 Certificates, until the Class Principal Amount thereof is reduced to zero; and

(C)     to the Class 2-A-4 Certificates and Class 2-A-5 Certificates, sequentially, in that order, in each case until the Class Principal Amount thereof is reduced to zero;

notwithstanding the foregoing, on any Distribution Date on and after the Credit Support Depletion Date, the Senior Principal Distribution Amount for Pool 2 shall be distributed to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, concurrently, on a pro rata basis, in accordance with their respective Class Principal Amounts, until the aggregate Class Principal Amount thereof has been reduced to zero;

(iii)        to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(iv)        to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(v)         to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)        to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(vii)       to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)      to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(ix)         to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)          to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

(xi)         to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(xii)        to the Class B-5 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amounts for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero; and

(xiii)       To the Class R Certificates, any remaining amounts.

(b)          On each Distribution Date on and after the Credit Support Depletion Date, the Interest Distribution Amounts shall be distributed as set forth in Section 5.02(a)(i) and each of the Senior Principal Distribution Amounts shall be distributed to the Senior Certificates in the related Certificate Group as set forth in Section 5.02(a)(ii); provided that, if there is a shortfall on any Distribution Date in the distribution of the entire Interest Distribution Amount to the Class 1-A-1, Class 1-X-1, Class 2-X-4, Class 2-A-1, Class 2-X-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-X-2 and Class 2-A-5 Certificates from the Available Distribution Amount for the related Mortgage Pool, any such shortfall shall be covered to the extent of the interest portion of the Available Distribution Amount for the non-related Mortgage Pool remaining after making interest distributions to the related Classes of Senior Certificates pursuant to Section 5.02(a)(i).

(c)          The portion of the Subordinate Principal Distribution Amount distributed to each Class of Certificates on each Distribution Date pursuant to clauses (a)(iv), (a)(vi), (a)(viii), (a)(x) and (a)(xii) above shall be reduced, in reverse order of priority, by the amount of Capitalization Reimbursement Amount remaining for such Distribution Amount.

(d)          For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls. Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by a Mortgage Pool on any Distribution Date will be allocated among each Class of related Senior Certificates entitled to distributions in respect of interest and to all Classes of Subordinate Certificates proportionately based on (1) in the case of the Pool 1 Certificates and Pool 2 Certificates, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by Pool 1 and Pool 2, respectively, and Current Interest otherwise distributable on the Pool 1 Certificates and Pool 2 Certificates, respectively, on such Distribution Date, and (2) in the case of the Subordinate Certificates, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by Pool 1 and Pool 2 and Current Interest otherwise distributable on the Subordinate Certificates based on the Apportioned Principal Balance for each such Mortgage Pool before taking into account any reductions in such amounts from Interest Shortfalls for such Distribution Date.

(e)          Notwithstanding the priority of distributions set forth in Section 5.02(a), if on any Distribution Date prior to the Credit Support Depletion Date (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the aggregate of the Class Principal Amounts of the Senior Certificates relating to one of the Mortgage Pools has been reduced to zero or will be reduced to zero after giving effect to distributions on such Distribution Date, then that portion of the Available Distribution Amount for each Mortgage Pool described in Section 5.02(a)(iii) that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in the other Certificate Group, in reduction of, and in proportion to, the Class Principal Amounts thereof.

(f)          If, on any Distribution Date, any Certificate Group would constitute an Undercollateralized Group and the other Certificate Group would constitute an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii), the Available Distribution Amount for an Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed, up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group, to the Senior Certificates related to the Undercollateralized Group so that the aggregate Class Principal Amount of those Senior Certificates equals the Aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same manner and order of priority as such Senior Certificates would receive other distributions of principal pursuant to Section 5.02(a)(ii).

(g)          For purposes of distributions provided in Section 5.02(a), each Mortgage Pool shall “relate” to the Senior Class of the applicable related Certificate Group.

(h)          In the event that Initial Exchangeable Certificates are exchanged for Exchangeable Certificates as set forth on Appendix A to this Agreement, such Exchangeable Certificates shall be entitled to receive the proportionate share of interest and principal distributions, as applicable, that would otherwise be distributable on the related Initial Exchangeable Certificates, in the order of priority assigned in this Section 5.02.

Section 5.03         Allocation of Realized Losses and Certificate Writedown Amounts; Subsequent Recoveries.

(a)          On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)          On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, in the case of a Mortgage Loan in Pool 1 that sustained such loss, to the Class 1-A-1 Certificates, until the Class Principal Amount thereof is reduced to zero, assuming, for purposes of this calculation, that no Exchanges have occurred; and in the case of a Mortgage Loan in Pool 2 that sustained such loss, to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, concurrently, on a pro rata basis based on their respective Class Principal Amount until the Class Principal Amounts thereof are reduced to zero, assuming, for purposes of this calculation, that no Exchanges have occurred; provided, however, any Realized Losses otherwise allocable to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates shall first be allocated to the Class 2-A-3 Certificates until the Class Principal Amount of that Class has been reduced to zero, and then to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, concurrently, on a pro rata basis based on their respective Class Principal Amounts, in each case until the Class Principal Amount of that Class has been reduced to zero.

(c)          On each Distribution Date prior to the Credit Support Depletion Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount. On the Credit Support Depletion Date, the Certificate Writedown Amount will first be applied in reduction of the Class Principal Amounts of the Subordinate Certificates then outstanding, and any remaining Certificate Writedown Amount shall be applied to the Senior Certificates related to each Mortgage Pool, on a pro rata basis based on the amount of undercollateralization, if any, with respect to each Mortgage Pool, with any allocation to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates on a pro rata basis based on their respective Class Principal Amounts until the Class Principal Amounts thereof are reduced to zero; provided, however, any allocation to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates shall first be allocated to the Class 2-A-3 Certificates until the Class Principal Amount of that Class has been reduced to zero, and then to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, concurrently, on a pro rata basis based on their respective Class Principal Amounts, in each case until the Class Principal Amount of that Class has been reduced to zero. On each Distribution Date after the Credit Support Depletion Date, in the case of Certificate Writedown Amounts on the Pool 1 Mortgage Loans, the Class 1-A-1 Certificates shall be reduced by any Certificate Writedown Amount for Pool 1, until the Class Principal Amount thereof is reduced to zero, assuming, for purposes of this calculation, that no Exchanges have occurred, and in the case of Certificate Writedown Amounts on the Pool 2 Mortgage Loans, the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates shall be reduced by any Certificate Writedown Amount for Pool 2, concurrently, on a pro rata basis based on their respective Class Principal Amount until the Class Principal Amounts thereof are reduced to zero, in each case assuming, for purposes of this calculation, that no Exchanges have occurred; provided, however, any Certificate Writedown Amounts otherwise allocable to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will first be allocated to the Class 2-A-3 Certificates until the Class Principal Amount of that Class has been reduced to zero, and then to the Class 2-A-1 Certificates and Class 2-A-2 Certificates, concurrently, on a pro rata basis based on their respective Class Principal Amounts, in each case until the Class Principal Amount of that Class has been reduced to zero.

(d)          Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)          Subsequent Recoveries in respect of the Mortgage Loans in a Mortgage Pool shall be distributed to the Senior Certificates and Subordinate Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss relating to such Mortgage Pool (in the case of any Senior Certificates) will be increased, in order of seniority (with respect to the Pool 2 Certificates, with the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates treated as equal in seniority for this purpose; provided, however, among the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, the Class 2-A-1 Certificates and Class 2-A-2 Certificates will be treated as senior to the Class 2-A-3 Certificates for this purpose), by the amount of such Subsequent Recovery.

(f)          In the event that Initial Exchangeable Certificates are exchanged for Exchangeable Certificates as set forth on Appendix A to this Agreement, the Exchangeable Certificates will bear the proportionate share of Realized Losses, Interest Shortfalls and Certificate Writedown Amounts allocable to the related Initial Exchangeable Certificates, as applicable and the Class Principal Amount of any Class of Exchangeable Certificates will be increased proportionally to the related Initial Exchangeable Certificates as a result of the application of Subsequent Recoveries.

Section 5.04          PHH and Shellpoint Mortgage Servicing Obligations.

With respect to each of PHH and Shellpoint Mortgage Servicing, in the event of any inconsistency between this Agreement and the related Servicing Agreement with respect to obligations of PHH and Shellpoint Mortgage Servicing each as a Servicer, the provisions of the related Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If (i) any Servicer fails to remit any Advance required to be funded under this Agreement or the related Servicing Agreement or (ii) Five Oaks fails to remit the required amount of any Advance to either Shellpoint Mortgage Servicing or PHH with respect to the Five Oaks MSR Mortgage Loans required under the related Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor servicer to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer for deposit in the Distribution Account) immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances funded by it; provided, that, with respect to Shellpoint Mortgage Servicing and PHH and the Five Oaks MSR Mortgage Loans, the related Servicer shall reimburse Five Oaks to the extent Five Oaks remitted any Advances to such Servicer. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

Section 5.07         Distributions and Realized Losses on REMIC Regular Interests.

(a)          On each Distribution Date with respect to the REMIC 1 Regular Interests, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest pro rata with respect to the REMIC 1 Regular Interests based on their respective amounts of Uncertificated Accrued Interest. On each Distribution Date with respect to the REMIC 1 Regular Interests, Interest Shortfalls shall be allocated among the REMIC 1 Regular Interests pro rata in proportion to their respective amounts of Uncertificated Accrued Interest.

(b)          On each Distribution Date with respect to the REMIC 1 Regular Interests, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the REMIC 1 Regular Interests in the same amount and priority as principal is distributed to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 1 Regular Interest is reduced to zero.

(c)          Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of Section 5.03(e) shall be deemed to have been distributed to the REMIC 1 Regular Interests that correspond to such Class of Certificates giving rise to such Subsequent Recoveries. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of Section 5.03(e), the Uncertificated Class Principal Amount of the corresponding REMIC 1 Regular Interests shall be increased by the same amount that the Class Principal Amount of such Class of Certificates is increased pursuant to the provisions of Section 5.03(e).

(d)          Realized Losses and any Certificate Writedown Amounts allocated by this Section 5.07 to a Class of Certificates shall be allocated to the REMIC 1 Regular Interests in the same amount and priority as Realized Losses and any Certificate Writedown Amounts are allocated to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 1 Regular Interest is reduced to zero.

(e)          On each Distribution Date with respect to the REMIC 2 Regular Interests, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest pro rata with respect to the REMIC 2 Regular Interests based on their respective amounts of Uncertificated Accrued Interest. On each Distribution Date with respect to the REMIC 2 Regular Interests, Interest Shortfalls shall be allocated among the REMIC 2 Regular Interests pro rata in proportion to their respective amounts of Uncertificated Accrued Interest.

(f)          On each Distribution Date with respect to the REMIC 2 Regular Interests, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the REMIC 2 Regular Interests in the same amount and priority as principal is distributed to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 2 Regular Interest is reduced to zero.

(g)          Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the REMIC 2 Regular Interests that correspond to such Class of Certificates giving rise to such Subsequent Recoveries. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of Section 5.03(e), the Uncertificated Class Principal Amount of the corresponding REMIC 2 Regular Interests shall be increased by the same amount that the Class Principal Amount of such Class of Certificates is increased pursuant to the provisions of Section 5.03(e).

(h)          Realized Losses and any Certificate Writedown Amounts allocated by this Section 5.07 to a Class of Certificates shall be allocated to the REMIC 2 Regular Interests in the same amount and priority as Realized Losses and any Certificate Writedown Amounts are allocated to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 2 Regular Interest is reduced to zero.

(i)          On each Distribution Date with respect to the REMIC 3 Regular Interests, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest pro rata with respect to the REMIC 3 Regular Interests based on their respective amounts of Uncertificated Accrued Interest. On each Distribution Date with respect to the REMIC 3 Regular Interests, Interest Shortfalls shall be allocated among the REMIC 3 Regular Interests pro rata in proportion to their respective amounts of Uncertificated Accrued Interest.

(j)          On each Distribution Date with respect to the REMIC 3 Regular Interests, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the REMIC 3 Regular Interests in the same amount and priority as principal is distributed to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 3 Regular Interest is reduced to zero.

(k)          Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the REMIC 3 Regular Interests that correspond to such Class of Certificates giving rise to such Subsequent Recoveries. To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of Section 5.03(e), the Uncertificated Class Principal Amount of the corresponding REMIC 3 Regular Interests shall be increased by the same amount that the Class Principal Amount of such Class of Certificates is increased pursuant to the provisions of Section 5.03(e).

(l)          Realized Losses and any Certificate Writedown Amounts allocated by this Section 5.07 to a Class of Certificates shall be allocated to the REMIC 3 Regular Interests in the same amount and priority as Realized Losses and any Certificate Writedown Amounts are allocated to the Corresponding Classes of Certificates until the Uncertificated Class Principal Amount of each such REMIC 3 Regular Interest is reduced to zero.

(m)          Notwithstanding the distributions on the REMIC Regular Interests described in this Section 5.07, distribution of funds from the Distribution Account shall only be made in accordance with Section 5.02.

Article VI

CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee and the Securities Administrator.

(a)          The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)          Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)          The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)         For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)        For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 12.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)        No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)         None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding. If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)          None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)          Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or the related Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)          Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or the related Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)          Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)          Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)          The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02        Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)          Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)          Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)          Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)          Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's or the Seller’s representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)          Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Paying Agent, the Authenticating Agent, the Securities Administrator, the Master Servicer or the Certificate Registrar under this Agreement;

(f)          Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)          Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)          Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement or the AAR Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee. In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall engage a third party to perform or shall itself perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Trustee is entitled to be reimbursed in accordance with Section 2.05.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03         Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04         Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05         Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation, federal savings bank or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer or any Servicer. If such corporation, federal savings bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation, federal savings bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch, or if not rated by Fitch, the equivalent rating by Moody’s or S&P (or such other rating with respect to which each Rating Agency has provided in written confirmation at the request and expense of the Securities Administrator to the Securities Administrator, the Trustee and the Depositor (which may be in electronic form)), and (iii) not be the Depositor or an Affiliate of the Depositor.

Section 6.06        Resignation and Removal of Trustee and the Securities Administrator.

(a)          Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable. In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.22, 6.23 and 6.24 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers and the Master Servicer of any change of Trustee and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers and the Master Servicer of any change of Securities Administrator.

(b)          If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (iv) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (v) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)          The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer. The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)          Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07         Successor Trustee and Successor Securities Administrator.

(a)          Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)          No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)          Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider. The expenses of such mailing shall be borne by the Master Servicer.

Section 6.08         Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09         Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)          Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)          Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)          all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)         all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)        no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)        the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)          Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)          No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)          The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)          The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10         Authenticating Agents.

(a)          The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a national banking association, federal savings bank or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)          Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)          Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11	Indemnification of the Trustee, the Independent Reviewer, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of the definition of Available Distribution Amount, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, both in its individual capacity and in its capacity as Trustee hereunder, the Independent Reviewer and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Independent Reviewer, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the AAR Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Christiana Trust, a division of Wilmington Savings Fund Society, FSB (in the case of Christiana Trust, a division of Wilmington Savings Fund Society, FSB personnel, such costs to be calculated using standard market rates), in the case of the Trustee, the Independent Reviewer (in the case of the Independent Reviewer’s personnel, such costs to be calculated using standard market rates) or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator.

In connection with any claim as to which indemnification is to be sought hereunder:

(i)          the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)         while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)        notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12	Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Independent Reviewer, the Trustee and the Custodian.

(a)          Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          The Trustee shall be entitled to be paid from the Trust Fund, and the Securities Administrator shall withdraw from the Distribution Account and pay the Trustee, the Trustee Fee with respect to each Distribution Date. Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11. The Independent Reviewer shall be entitled to be paid from the Trust Fund, prior to distributions on the Certificates, the Independent Reviewer Fee. The Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding shall on a timely basis inform the Securities Administrator in writing of the amount of the Independent Reviewer Fee.

(c)          As compensation for its services under the Custodial Agreement, the Custodian shall be entitled to receive a fee which shall be paid by the Master Servicer pursuant to a separate agreement between the Custodian and the Master Servicer.

Section 6.13         Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement. The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14         Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)          Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)         Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)        A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)        The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)         The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)        The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)       If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)      A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles;

(x)          Subject to the terms of this Section 6.14(a) and this Agreement, the Master Servicer's long-term unsecured debt rating from S&P shall fall below "BBB" or the short-term unsecured debt rating of the Master Servicer from S&P shall fall below “A-2”; provided, however if the Master Servicer’s long-term unsecured debt rating from S&P is “BBB+” or higher, there shall be no Event of Default ; and

(xi)         Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default occurs under Section 6.14(a)(x) of this Agreement, then the Master Servicer shall attempt to cure such default by seeking a waiver of the ratings requirement from S&P. If the Master Servicer obtains a waiver of the ratings requirement from S&P within thirty (30) Business Days following such downgrade, then such Event of Default shall be deemed not to have occurred and the Master Servicer shall continue to act in such capacity in accordance with the terms of this Agreement. If at any time following such request for waiver S&P indicates in writing that such waiver request is denied, or if S&P fails to respond to such waiver request, then the Master Servicer shall have a period of thirty (30) Business Days from the date of such downgrade in which to (i) cure such default by engaging, at its sole cost and expense, an entity with either (a) a long-term debt rating that is “BBB+” or higher or (b) a long-term debt rating that is “BBB” or higher and a short-term unsecured debt rating that is “A-2” or higher that assumes the Master Servicer’s obligation to make Advances and Servicing Advances in the event of a failure by any of the Servicers to make any such advance as required under this Agreement or the applicable Servicing Agreement, as applicable, or (ii) resign as Master Servicer in accordance with the provisions of this Agreement. All fees of such alternate advance provider (as described in clause (i) immediately above) shall be payable by the Master Servicer. If the Master Servicer fails to engage such an entity within such 30-Business Day time period, an Event of Default shall occur and the Trustee shall terminate the Master Servicer and either appoint a successor master servicer or succeed to the responsibilities of the terminated Master Servicer in accordance with this Agreement. In the event of a subsequent downgrade of the Master Servicer occurring after a waiver is granted, the aforementioned waiver request process shall be repeated. If an Event of Default shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer (a) may (in the case of an Event of Default described in clauses (i) through (ix) of this Section), and, (b)(I) if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates (in the case of an Event of Default described in clauses (i) through (ix) of this Section) and (II) upon the occurrence of an Event of Default described in clause (x) or clause (xi) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (b)(I), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          Within thirty Business Days after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee (if it has either (i) a long-term unsecured debt rating of “BBB+” or higher from S&P or (ii) a long-term unsecured debt rating of at least “BBB” from S&P and short-term unsecured debt rating of at least “A-2" from S&P (or such lower long-term unsecured debt rating or lower short-term unsecured debt rating as is otherwise acceptable to S&P)) or another master servicer that satisfies the requirements in Section 9.02 and shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, that either (i) has a long-term unsecured debt rating of “BBB+” or higher from S&P or (ii) has a long-term unsecured debt rating of at least “BBB” from S&P and short-term unsecured debt rating of at least “A-2" from S&P (or such lower long-term unsecured debt rating or lower short-term unsecured debt rating as is otherwise acceptable to S&P) and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Further, notwithstanding the above, any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee if either the Trustee or such designated entity has either (i) a long-term unsecured debt rating of “BBB+” or higher from S&P or (ii) a long-term unsecured debt rating of at least “BBB” from S&P and short-term unsecured debt rating of at least “A-2" from S&P (or such lower long-term unsecured debt rating or lower short-term unsecured debt rating as is otherwise acceptable to S&P); provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15         Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16         Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders (or the Master Servicer in the case of an event of default of a Servicer) may waive any event of default of PHH or Shellpoint Mortgage Servicing under the related Servicing Agreement, or SPS Event of Default or Event of Default by SPS or the Master Servicer, respectively, in the performance of their respective obligations hereunder, except that a default in the making of any Advances or any required deposit to the Collection Account or Distribution Account, as applicable, that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders. 100% of the Certificateholders may waive a default by Five Oaks if Five Oaks fails to remit required Advances or Prepayment Interest Shortfalls to PHH or Shellpoint Mortgage Servicing with respect to the Five Oaks MSR Mortgage Loans. Upon any such waiver of a past default, such default shall cease to exist, and any event of default of PHH, Shellpoint Mortgage Servicing or Five Oaks under the related Servicing Agreement, or SPS Event of Default or Event of Default hereunder by SPS or the Master Servicer, respectively, arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17         Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18         Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19         Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20         Preparation of Tax Returns and Other Reports.

(a)          The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof. If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator (to the extent it is not the same entity as the Master Servicer) and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)          The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders. The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21         [Reserved].

Section 6.22         Annual Statements of Compliance.

(a)          The Master Servicer and SPS shall deliver or otherwise make available to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2015, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder.

(b)          In the event the Master Servicer or SPS is terminated or resigns pursuant to the terms of this Agreement, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of SPS hereunder and of PHH and Shellpoint Mortgage Servicing, to the extent set forth in the related Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 6.23         Annual Assessments of Compliance.

(a)          On or before March 1 of each calendar year, commencing in March 2015, the Master Servicer, the Securities Administrator and SPS, each at its own expense, shall furnish or otherwise make available, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the related fiscal year, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          [Reserved].

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator and SPS as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit J hereto and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer, the Securities Administrator or SPS is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers to the extent set forth in this Agreement or the Servicing Agreements to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, this Agreement or the Servicing Agreements, as applicable. The Master Servicer shall include all Assessments of Compliance received by it from the Servicers with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

Section 6.24         Accountant’s Attestation.

(a)          On or before March 1 of each calendar year, commencing in 2015, the Master Servicer, the Securities Administrator and SPS each at its own expense, shall cause a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator and SPS, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer, the Securities Administrator and SPS, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer, the Securities Administrator or SPS is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in this Agreement and the Servicing Agreements, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, this Agreement or the Servicing Agreements, as applicable.

Section 6.25         Liabilities of the Depositor.

The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

Section 6.26         Merger or Consolidation of the Depositor.

The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.27         Limitation on Liability of the Depositor and Others.

Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of obligations and duties hereunder). The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the assets of the Trust Fund.

Article VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01	Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The respective obligations and responsibilities of the Trustee, the Securities Administrator, SPS and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Master Servicer, each Servicer, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees, Trustee Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the Servicing Agreements or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise the right described in the preceding sentence, then on any date on which the Aggregate Stated Principal Balance is less than or equal to three percent (3%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding or the Master Servicer, as applicable, shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Securities Administrator shall give such notice to the Trustee, the Servicers, the Master Servicer and the Certificate Registrar. The Depositor, the Securities Administrator, SPS, the Master Servicer (in the case of the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding exercise) and the Trustee hereby consent to any such exercise.

Section 7.02         Procedure Upon Redemption and Termination of Trust Fund.

(a)          If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified. The Securities Administrator shall give such notice to the Trustee, the Servicers, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)          In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)          Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03         Additional Trust Fund Termination Requirements.

(a)          Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)          Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund; The Securities Administrator shall attach such plans of liquidation to each REMIC’s final tax return;

(ii)         Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)        On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)        In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)          By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

Article VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01         Limitation on Rights of Holders.

(a)          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02         Access to List of Holders.

(a)          If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)          If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)          Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03         Acts of Holders of Certificates.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)          The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)          Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Article IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01         Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers and Five Oaks under this Agreement and the related Servicing Agreement, as applicable. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer and Five Oaks as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and Five Oaks and shall enforce the obligation of each Servicer and Five Oaks to duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer or Five Oaks under this Agreement or the related Servicing Agreement, as applicable. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan in respect of the provisions of this Agreement or the related Servicing Agreement, as applicable, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of each Servicer and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to this Agreement or the related Servicing Agreement, as applicable. In its review of the activities of any Servicer or Five Oaks, the Master Servicer may rely upon an Officer’s Certificate of such Servicer or Five Oaks, as applicable (or similar document signed by an officer of such Servicer or Five Oaks, as applicable), and with regard to each Servicer, such Servicer’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to this Agreement or the related Servicing Agreement, as applicable, with regard to such Servicer’s compliance with the terms of this Agreement or the related Servicing Agreement, as applicable. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or Five Oaks or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer or Five Oaks.

Upon the occurrence of an SPS Event of Default hereunder or event that, unless cured, would constitute grounds for termination of PHH or Shellpoint Mortgage Servicing under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of this Agreement or the related Servicing Agreement, as applicable; (ii) exercise any rights it may have to enforce this Agreement against SPS or the related Servicing Agreement against the related Servicer; and/or (iii) waive any such default under this Agreement or the related Servicing Agreement, as applicable, or take any other action with respect to such default as is permitted hereunder or thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer to remit any payment required to be made under the terms of this Agreement or the related Servicing Agreement, as applicable, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of this Agreement or the related Servicing Agreement, as applicable, unless any waiver described under Section 6.16 shall have been obtained. If an event of default relating to Five Oak’s failure to remit any payment required to be made to PHH or Shellpoint Mortgage Servicing with respect to the Five Oaks MSR Mortgage Loans under the terms of the related Servicing Agreement occurs and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of Five Oaks pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained.

(b)          Upon any termination by the Master Servicer of the rights and powers of a Servicer or Five Oaks pursuant to this Agreement or the related Servicing Agreement, as applicable, the rights and powers of such Servicer or Five Oaks, as applicable, with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer or Five Oaks as owner of the servicing rights for the Five Oaks MSR Mortgage Loans, as applicable, with respect to such Mortgage Loans under this Agreement or the related Servicing Agreement, as applicable, unless or until the Master Servicer shall have appointed a successor servicer, with the consent of the Trustee, such consent not to be unreasonably withheld (or in the case of a termination of Shellpoint Mortgage Servicing or PHH with respect to the Five Oaks MSR Mortgage Loans, Five Oaks may appoint a successor to such Servicer with the consent of the Master Servicer, such consent not to be unreasonably withheld); provided further that, with respect to the appointment of a successor servicer, in accordance under this Agreement or the applicable provisions of the related Servicing Agreement, such successor servicer shall be (i) a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS and (ii) have a net worth of at least $15,000,000; provided, further, that no Trustee or Master Servicer consent shall be required if the successor servicer was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). In the event that the Master Servicer terminates Five Oaks, the ownership of the servicing rights with respect to the related Mortgage Loans shall transfer to the Master Servicer on behalf of the Trust and the Master Servicer is authorized hereunder to transfer such servicing rights to any successor it appoints. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under this Agreement or the related Servicing Agreement, as applicable, the Master Servicer, the Trustee and such successor servicer (and Five Oaks in the case of the Five Oaks MSR Mortgage Loans) shall enter into a servicing agreement in a form substantially similar to the servicing provisions of this Agreement or the affected Servicing Agreement, as applicable, in a form mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer or Five Oaks, as applicable, may make such arrangements for the compensation of such successor servicer as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer that is in excess of that permitted to such Servicer under this Agreement or the related Servicing Agreement, as applicable, if such increase is, in its good faith judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder. To the extent the successor servicer assumes the obligations of the terminated Servicer under this Agreement or the related Servicing Agreement, as applicable, the Master Servicer may amend this Agreement or the related Servicing Agreement, as applicable, to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer or Five Oaks, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor (i) by the terminated Servicer or Five Oaks, as applicable, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer or Five Oaks being replaced or for the errors or omissions of such Servicer or Five Oaks.

(c)          Upon any termination of the rights and powers of any Servicer or Five Oaks pursuant to this Agreement or the related Servicing Agreement, as applicable, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under this Agreement or the related Servicing Agreement or has succeeded Five Oaks under the related Servicing Agreement, as applicable, which notice shall also specify the name and address of any such successor servicer or successor owner of the servicing rights, as applicable.

Section 9.02         Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under the related Servicing Agreement entered into with respect to the Mortgage Loans (if the Trustee has either (i) a long-term unsecured debt rating of at least “BBB+” from S&P or (ii) a long-term unsecured debt rating of at least “BBB” from S&P and a short-term unsecured debt rating of at least “A-2” from S&P (or such lower long-term unsecured debt rating or lower short-term unsecured debt rating as is otherwise acceptable to S&P)) or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency and that has either (i) a long-term unsecured debt rating of at least “BBB+” from S&P or (ii) a long-term unsecured debt rating of at least “BBB” from S&P and a short-term unsecured debt rating of at least “A-2” from S&P (or such lower long-term unsecured debt rating or lower short-term unsecured debt rating as is otherwise acceptable to S&P). The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to the related Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest herein and therein to the same extent as if such related Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer this Agreement or the related Servicing Agreement, as applicable, accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to the servicing hereunder by SPS or of PHH,Shellpoint Mortgage Servicing and Five Oaks under the related Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing provisions hereunder or the related Servicing Agreement, as applicable, to the assuming party.

Section 9.03         Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), SPS and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)          it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)         the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)        this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)        the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)         the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)        no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)       the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)      no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)         the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), SPS and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator, SPS and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator, SPS and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04         Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances and Nonrecoverable Advances in accordance with the definition of Available Distribution Amount and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer or Five Oaks, the appointment of a successor servicer or successor owner of the servicing rights with respect to the Five Oaks MSR Mortgage Loans, as applicable, or the transfer and assumption of the servicing by the Master Servicer, which shall not be subject to the limitation set forth in clause (C) of the definition of Available Distribution Amount. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 9.05         Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06         Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

Section 9.09         Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), SPS and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, SPS or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), SPS and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), SPS or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Article X

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY SPS

Section 10.01         Engagement of SPS to Perform Servicing Responsibilities.

The Trustee, for the benefit of the Certificateholders, by execution and delivery of this Agreement, does hereby contract with SPS, subject to the terms of this Agreement, for the servicing of the Mortgage Loans indicated on the Mortgage Loan Schedule attached hereto as being serviced by SPS. SPS shall commence such servicing, and the provisions of this Agreement shall apply to the parties hereto, as of the Closing Date. SPS shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to SPS shall be held in trust by SPS for the benefit of the Trustee on behalf of the Certifcateholders. The Servicing File retained by SPS pursuant to this Agreement shall be identified in accordance with SPS’s file tracking system to reflect the ownership of the related Mortgage Loan by the Trustee on behalf of the Certifcateholders. SPS shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement. For the purposes of this Article X, the term “Mortgage Loan” shall only refer to the Mortgage Loans serviced by SPS pursuant to this Agreement.

Section 10.02         SPS to Service.

SPS, as an independent contractor, shall service and administer the related Mortgage Loans on behalf of Five Oaks as owner of the Servicing Rights with respect to the related Mortgage Loans from and after the Closing Date in accordance with Accepted Servicing Practices, applicable law and this Agreement, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which SPS may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices.

SPS is hereby authorized and empowered to work with third-party origination providers to refinance Mortgagors into new mortgage loans, including new mortgage loans with principal balances less than the Stated Principal Balance of the related Mortgage Loan by forgiving a portion of the Stated Principal Balance of the related Mortgage Loan, so long as the Mortgagors are not selected for solicitation based on the inclusion of the related Mortgage Loans on the Mortgage Loan Schedule and such refinancing is consistent with Accepted Servicing Practices and is determined by SPS, in good faith, to likely result in a higher expected recovery of net proceeds taking into account the risks of recovery to the Trustee on behalf of the Certificateholders than continuing to own the Mortgage Loan or other loss mitigation alternatives; provided that such Mortgage Loan is in default or SPS has determined that default is reasonably foreseeable.

Consistent with the terms of this Agreement (including, but not limited to any direction, approval or consent required by Section 2.08 hereof), Accepted Servicing Practices and applicable law, SPS may waive, modify or vary any term of any Mortgage Loan (including entering into a Servicing Modification) or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in SPS’s reasonable and prudent determination the related Mortgagor is in default with respect to such Mortgage Loan or SPS has determined default is foreseeable and such waiver, Servicing Modification, postponement or indulgence is determined by SPS, in good faith, to likely result in a higher expected recovery of net proceeds taking into account the risks of recovery; provided, however, that SPS shall offer a Servicing Modification in accordance with the guidelines of HAMP with respect to any Mortgage Loan that qualifies for such a modification under the guidelines of HAMP and provided that any modification that extends the maturity of any such Mortgage Loan shall in no instance extend the maturity of such Mortgage Loan past the Latest Possible Maturity Date. Any servicer incentive payment payable to SPS in connection with a modification under guidelines of HAMP may be retained by SPS as additional compensation. With respect to any Servicing Modification of a Mortgage Loan where SPS capitalizes Advances and/or Servicing Advances previously made on such Mortgage Loan, SPS shall be entitled to reimburse itself at the time of such Servicing Modification for any Advances and/or a Servicing Advances so capitalized pursuant to Section 10.06(viii) hereof. In addition, in connection with any Servicing Modification, SPS shall be entitled to reimburse itself for Servicing Advances incurred in connection with defending against an ability-to-repay claim by the Mortgagor, at the time of such Servicing Modification in accordance with Section 10.06(x).

Without limiting the generality of the foregoing, SPS shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee on behalf of the Certificateholders, all instruments of satisfaction or cancellation, or of partial or full release, discharge or note endorsement and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. On the Closing Date and as required by SPS from time to time, the Trustee shall furnish SPS with any limited powers of attorney (in a form agreed to by the Trustee) and other documents necessary or appropriate to enable SPS to carry out its servicing and administrative duties under this Agreement; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney or other documents by SPS.

Notwithstanding anything in this Agreement to the contrary (except the provisions of Section 2.08 relating to direction, approval or consent hereof which shall apply), no waiver, modification, variance, postponement of compliance or indulgence made or proposed to be made by SPS in accordance with the foregoing shall require the consent of the Trustee or any other entity.

SPS is authorized and empowered by the Trustee, in its own name or in the name of any Subservicer, when SPS or such Subservicer, as the case may be, believes it is appropriate in its best judgment to cause the removal of any Mortgage Loan from registration on the MERS System, to execute and deliver, on behalf of the Trustee, any and all instruments of assignment and other comparable instruments with respect to such assignment. Any related expenses shall be reimbursable to SPS from the Trust Fund. The Trustee and the Master Servicer shall have no duty to monitor the registration of any Mortgage Loan on the MERS System. Upon the occurrence of a MERS Event with respect to any or all of the Mortgage Loans, SPS shall deregister such Mortgage Loans from MERS and cause MERS to prepare an Assignment of Mortgage within 15 Business Days with respect to each such Mortgage Loan in the name of the Trustee on behalf of the Certificateholders, and any other notice, document or instrument as may be necessary to effect or evidence the transfer of each such related Mortgage to the Trustee on behalf of the Certificateholders. SPS shall notify the Master Servicer and Trustee upon the removal of a Mortgage Loan registered on MERS from the MERS System. SPS shall deliver such Assignment of Mortgage to the Custodian for inclusion in the files of the Custodian.

SPS shall not without the written consent of the Trustee, the Master Servicer and the Depositor, as the case may be: (i) initiate any action, suit or proceeding solely under the name of the Trustee, the Master Servicer and the Depositor, as applicable, without indicating SPS’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee, the Master Servicer and the Depositor to be registered to do business in any state. Notwithstanding the preceding sentence, SPS (subject to any direction, approval or consent required by Section 2.08 hereof) is authorized to initiate foreclosure or similar proceedings in the name of the Trustee on behalf of the Certificateholders without the Trustee’s consent.

In servicing and administering the Mortgage Loans, SPS shall employ procedures (including collection procedures) intended to likely result in a higher expected recovery of net proceeds taking into account the risks of recovery from the Mortgage Loans for the Certificateholders and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to Accepted Servicing Practices and applicable law.

SPS may use Subservicers in connection with the servicing of the Mortgage Loans; provided, however, that any such arrangements shall be consistent with the servicing arrangements contemplated hereunder and SPS shall remain obligated and liable to the Depositor, the Trustee, the Custodian, Master Servicer, the Securities Administrator and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such arrangements or by virtue of indemnification from any such Subservicer and to the same extent and under the same terms and conditions as if SPS alone were servicing and administering those Mortgage Loans. All actions of each Subservicer shall be performed as agent of SPS with the same force and effect as if performed directly by SPS.

SPS will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, and any successors thereto, on a monthly basis.

SPS shall promptly forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement, provided, however, that SPS shall promptly provide the Custodian with a certified true copy of any such document submitted for recordation, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original in accordance with Accepted Servicing Practices. No Servicing Modification shall be recorded unless required by applicable law.

SPS shall make Advances and Servicing Advances with respect to each Mortgage Loan in accordance with Accepted Servicing Practices and Section 10.35 of this Agreement, provided that notwithstanding any provision to the contrary, SPS shall not be required to make any Advance or Servicing Advance for which a determination is made by SPS that such Advance or Servicing Advance would constitute a Nonrecoverable Advance.

Section 10.03      Collection of Mortgage Loan Payments.

Continuously from the Closing Date until the principal and interest on all Mortgage Loans are paid in full and all REO Properties acquired with respect thereto have been liquidated, SPS shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices and applicable law. Further, in connection with any Mortgage Loan providing for Escrow Payments by the related Mortgagor, SPS shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors as Escrow Payments will be sufficient to pay such charges as and when they become due and payable.

Section 10.04      Realization Upon Defaulted Mortgage Loans.

(a)          In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, SPS shall take such action as it shall determine, in good faith, will likely result in a higher expected recovery of net proceeds taking into account the risks of recovery subject to obtaining the required, direction, approval or consent pursuant to Section 2.08 hereof and subject to the REMIC Provisions, a Servicing Modification, assumption, forbearance, extension, short sale, short refinancing, third party sale, deed-in-lieu transaction and, if the mortgagor is unresponsive, acquiring title to the Mortgaged Property through foreclosure as set forth in Section 10.14 hereof. SPS shall use its best efforts, consistent with Accepted Servicing Practices, applicable law and the procedures that SPS would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of each Mortgaged Property for which the Mortgage Loan is and continues to be in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 10.02 and the first sentence of this Section 10.04. SPS shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as it determines in good faith, will likely result in a higher expected recovery of net proceeds taking into account the risks of recovery, including, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, SPS shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by SPS through Liquidation Proceeds from the related Mortgaged Property as contemplated in Section 10.06. In connection therewith, SPS shall be responsible for all costs and expenses incurred by it in any such foreclosure or collection proceedings; provided, however, that it shall be entitled to reimbursement thereof as contemplated in Section 10.06.

(b)          Notwithstanding the foregoing provisions of this Section 10.04, with respect to any Mortgage Loan as to which SPS has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property SPS shall not (i) cause the Trustee on behalf of the Certificateholders to obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise cause the Trustee on behalf of the Certificateholders to acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trustee, the Certificateholders or the Depositor would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless SPS has also previously determined, based on its reasonable judgment and an environmental report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(i)          such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trustee on behalf of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(ii)         there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be advisable considering the economic interest of the Certificateholders (in the aggregate) to take such actions with respect to the affected Mortgaged Property.

SPS shall not be required to obtain an environmental report of such Mortgaged Property unless the Mortgagor has consented or agreed to provide access to such Mortgaged Property for such report. The cost of the environmental audit report contemplated by this Section 10.04 shall be advanced by SPS, subject to SPS’s right to be reimbursed therefor from the Collection Account as provided in Section 10.06(iv).

If SPS determines, as described above, that it is advisable considering the economic interest of the Certificateholders (in the aggregate) to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then SPS shall take such action, consistent with Accepted Servicing Practices and applicable law, as it deems to be advisable considering the economic interest of the Certificateholders (in the aggregate). The cost of any such compliance, containment, cleanup or remediation shall be advanced by SPS, subject to SPS’s right to be reimbursed therefor from the Collection Account as provided in Section 10.06(iv).

(c)          Proceeds received in connection with any Final Recovery Determination, including any recovery of Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority (to the extent permitted by applicable law): first, to reimburse SPS for any related unreimbursed Servicing Fees, Advances or Servicing Advances, pursuant to Section 10.06(ii); second, with respect to any Mortgage Loan, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Servicer Remittance Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, with respect to any Mortgage Loan, as a recovery of principal of such Mortgage Loan. SPS shall maintain records, prepared by an officer of SPS, of each Final Recovery Determination.

Section 10.05         Establishment of Collection Account; Deposits in Collection Account.

SPS shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain on behalf of, and as an agent of, the Issuer, a segregated Collection Account, which shall be an Eligible Account, entitled “Select Portfolio Servicing, Inc., in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of the Holders of CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates, Collection Account.” SPS shall deposit in the Collection Account on a daily basis within two (2) Business Days of identification, and retain therein the following payments and collections received by it subsequent to the Cut-off Date:

(i)          all payments on account of principal of the Mortgage Loans, including Principal Prepayments and HAMP incentive payments received by the Trust Fund as investor;

(ii)         all payments on account of interest on the Mortgage Loans;

(iii)        all Liquidation Proceeds and Insurance Proceeds;

(iv)        all Advances made by SPS pursuant to Section 10.35;

(v)         the amount of any Servicer Compensating Interest Payment for SPS for the related Prepayment Period (such deposit shall be made from SPS’s own funds, without reimbursement therefor);

(vi)        any amounts required to be deposited by SPS pursuant to Section 10.12 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from SPS’s own funds, without reimbursement therefor; and

(vii)       any other amounts required to be deposited hereunder.

The deposits pursuant to clauses (ii) or (iii) may, at SPS’s option, be net of the related Servicing Fee. The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees, servicer incentive fees received by SPS in connection with a Servicing Modification in accordance with the guidelines of HAMP and other ancillary income to the extent permitted by Section 10.21, need not be deposited by SPS in the Collection Account. Any interest or earnings on funds deposited in the Collection Account by the depository institution shall accrue to the benefit of SPS and SPS shall be entitled to retain and withdraw such interest from the Collection Account pursuant to Section 10.06(iii). SPS shall give notice to the Securities Administrator, Trustee and the Master Servicer of the location of the Collection Account when established and prior to any change thereof in accordance with Section 10.10 hereof.

Funds on deposit in the Collection Account shall either (i) remain uninvested or (ii) be invested in Eligible Investments, which Eligible Investments shall mature or be subject to redemption or withdrawal on or prior to the next occurring Servicer Remittance Date. If such funds are deposited in Eligible Investments, any and all investment earnings from any such Eligible Investments shall be for the benefit of SPS, and the risk of loss of moneys required to be remitted to the Securities Administrator for deposit in the Distribution Account resulting from such investments shall be borne by and be the risk of SPS. The amount of any losses realized in the Collection Account in respect of any such Eligible Investments shall promptly be deposited by SPS from its own funds in the Collection Account.

Section 10.06         Permitted Withdrawals From the Collection Account.

SPS may, from time to time, withdraw from amounts on deposit in the Collection Account for the following purposes:

(i)          to make distributions to the Securities Administrator for deposit to the Distribution Account in the amounts and in the manner provided for in Section 10.15;

(ii)         to the extent not previously reimbursed, to reimburse SPS for unreimbursed Advances or Servicing Advances made by SPS, SPS’s right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds and such other amounts as may be collected by SPS from the Mortgagor or otherwise relating to the Mortgage Loan;

(iii)        to pay to itself pursuant to Section 10.21 as servicing compensation (A) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Servicer Remittance Date), and (B) the Servicing Fee for each Mortgage Loan (to the extent not retained by SPS);

(iv)        to pay, or to reimburse SPS for advances in respect of, expenses incurred in connection with any Mortgage Loans pursuant to Section 10.04(b);

(v)         to clear and terminate the Collection Account on the termination of this Agreement;

(vi)        to withdraw any amount deposited therein in error;

(vii)       to the extent not previously reimbursed, to reimburse SPS for any Advances or Servicing Advances, previously made by SPS which SPS has determined to be a Nonrecoverable Advance;

(viii)      to reimburse itself for any Capitalization Reimbursement Amounts at the time of the modification of any Mortgage Loan to the extent such Capitalization Reimbursement Amounts were previously remitted by SPS as part of an Advance or a Servicing Advance and not previously reimbursed; provided, that such reimbursements shall only be made out of the principal portion of collections on the Mortgage Loans;

(ix)         to pay itself any Prepayment Interest Excess; provided that SPS shall only be entitled to any Prepayment Interest Excess with respect to any Mortgage Loan and any Distribution Date if the related Principal Prepayment is deposited to the related Collection Account pursuant to Section 10.05 hereof in the same month as such Principal Prepayment is made, to be included with distributions on such Distribution Date;

(x)          to reimburse itself for any Servicing Advances incurred in connection with defending against an ability-to-repay claim by the Mortgagor at the time of a Servicing Modification to the related Mortgage Loan; and

(xi)         to reimburse SPS for expenses incurred by or reimbursable to SPS pursuant to Section 10.32.

In the case of each such reimbursement set forth above and payment of the servicing compensation, SPS’s right thereto shall be prior to the rights of the Certificateholders or any other Person.

SPS shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (ii), (iii), (iv), (vii) and (viii) above.

Section 10.07         Deposits in Escrow Account.

SPS shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain on behalf of, and as an agent of, the Trustee on behalf of the Certificateholders, a segregated Escrow Account, which shall be an Eligible Account, entitled “Select Portfolio Servicing, Inc., in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee for the benefit of the Holders of CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates, Escrow Account.”

SPS shall deposit in the Escrow Account on a daily basis within two (2) Business Days of identification, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement. SPS shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in, or in accordance with, Section 10.08. SPS shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by applicable law to be paid to the Mortgagor and, to the extent required by applicable law, SPS shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 10.08         Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by SPS (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums and comparable items, (ii) to reimburse SPS for any Advance or Servicing Advances made by SPS with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to SPS, or to the Mortgagor to the extent required by applicable law, any interest paid on the funds deposited in the Escrow Account, or (vii) to withdraw any amount deposited therein in error.

Section 10.09         Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

With respect to each Mortgage Loan, SPS shall maintain accurate records reflecting the status of fire and hazard insurance coverage and, to the extent the Mortgage provides for Escrow Payments, shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by SPS in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, SPS shall use commercially reasonable efforts to determine that any such payments are made by the Mortgagor, and if SPS has knowledge that any such payments have not been made by the Mortgagor, SPS shall make a Servicing Advance for payment of property taxes to the extent needed to prevent the related Mortgaged Property from being subject to a tax sale unless SPS shall deem such Servicing Advance to be nonrecoverable, in accordance with Accepted Servicing Practices.

Section 10.10         Transfer of Accounts.

SPS may transfer the Collection Account or the Escrow Account to a different depository institution from time to time. In any case, each of the Collection Account and the Escrow Account shall at all times be maintained as an Eligible Account. SPS shall give notice to the Trustee, the Master Servicer and the Securities Administrator of any proposed change of location of the Collection Account or Escrow Account, as applicable, not later than thirty (30) days after and not more that thirty (30) days prior to any change thereof.

Section 10.11         Maintenance of Hazard Insurance.

SPS shall cause to be maintained for each Mortgage Loan with sufficient equity (as determined by SPS in accordance with Accepted Servicing Practices, including its net present value model), fire and hazard insurance with extended coverage as is customary in the area where the related Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the full insurable value of such Mortgaged Property or (ii) the outstanding principal balance of such Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer; provided, however, if the Mortgagor allows such coverage to lapse, SPS shall procure coverage equal to the higher of (x) the last known coverage amount, if available, or (y) the Stated Principal Balance.

With respect to each Mortgage Loan with sufficient equity (as determined by SPS in accordance with Accepted Servicing Practices, including its net present value model), if such Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, SPS will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Stated Principal Balance of the Mortgage Loan, (ii) the full insurable value of the related Mortgaged Property or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968. Pursuant to Section 10.05, any amounts collected by SPS under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with SPS’s normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 10.06. Except in connection with a Servicing Modification, any cost incurred by SPS in maintaining any such insurance shall not, for the purpose of calculating distributions to the Securities Administrator, be added to the Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. SPS shall not be required to maintain any such insurance if the related Servicing Advance therefor would be a Nonrecoverable Advance. It is understood and agreed that no earthquake or other additional insurance need be required by SPS of the Mortgagor or property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to SPS and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to SPS. SPS shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that SPS shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

Section 10.12         Maintenance of Blanket Hazard Insurance Policy.

In the event that SPS shall obtain and maintain a blanket policy issued by a Qualified Insurer that has a rating in Best’s Key Rating Guide of A:VI or is acceptable to prudent mortgage servicers insuring against hazard losses on all of the Mortgaged Properties, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 10.11 and otherwise complies with all other requirements of Section 10.11, SPS shall conclusively be deemed to have satisfied its obligations as set forth in Section 10.11, it being understood and agreed that such policy may contain a deductible clause. In connection with its activities as servicer of the Mortgage Loans, SPS agrees to prepare and present, on behalf of the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Trustee or Master Servicer, SPS shall cause to be delivered to the Trustee or Master Servicer, as applicable, a certified true copy of such policy or a certificate evidencing such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Trustee and Master Servicer.

Section 10.13         Fidelity Bond, Errors and Omissions Insurance.

SPS shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. Such fidelity bond and errors and omissions insurance shall protect and insure SPS against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure SPS against losses in connection with the failure to maintain any Insurance Policies required pursuant to this Agreement. No provision of this Section 3.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve SPS from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Freddie Mac in the Freddie Mac Sellers’ and Servicers’ Guide. Upon request of the Trustee or Master Servicer, SPS shall cause to be delivered to the Trustee or Master Servicer, as applicable, a certified true copy of the fidelity bond and errors and omissions insurance certificate evidencing the same and a statement from the surety and the insurer that such fidelity bond or insurance policy may not be terminated or materially modified without thirty (30) days’ prior written notice to the Trustee and Master Servicer.

Section 10.14         Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued in the name of the Trustee, on behalf of the and Certificateholders of the CSMC Trust 2014-OAK1, or its designee. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. SPS shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder.

SPS shall either itself or through an agent selected by SPS, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is conserved, protected and operated consistent with Accepted Servicing Practices and applicable law. SPS shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least quarterly thereafter. SPS shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File. Consistent with the terms of this Agreement (including, but not limited to any direction, approval or consent required pursuant to Section 2.08), SPS shall use its best efforts to dispose of the REO Property as soon as possible, subject to its obligation to conserve, protect and operate each such REO Property solely for the purpose resulting in a higher expected recovery of net proceeds. Pursuant to its efforts to sell such property, SPS shall either itself or through an agent selected by SPS, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located and consistent with applicable law. Additionally, SPS shall perform any tax withholding and reporting required by the Code.

Each REO disposition shall be carried out by SPS at such price and upon such terms and conditions as SPS determines in good faith, to likely result in a higher expected recovery of net proceeds taking into account the risks of recovery.

Section 10.15         Remittances.

On each Servicer Remittance Date prior to the termination of this Agreement, SPS shall remit to the Securities Administrator for deposit to the Distribution Account no later than 3:00 P.M. New York city time all amounts credited to the Collection Account with respect to the related Collection Period, net of charges against or withdrawals from the Collection Account pursuant to Section 10.06. With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, SPS shall pay to the Master Servicer interest on any such late payment at an annual rate equal to one-month LIBOR (as published in the Wall Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by SPS to the Master Servicer on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with and including the day prior to the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment.

All distributions required to be made to the Securities Administrator under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

Wells Fargo Bank, N.A.

ABA#: 121000248

Account Name: CSMC 2014-OAK1 DISTRIBUTION ACCOUNT

Account Number: 3970771416

For further credit to: CSMC 2014-OAK1 Distribution Account 83509400

Section 10.16         Remittance Reports.

Not later than the 10th calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), SPS shall furnish the following reports to the Trustee, Securities Administrator and the Master Servicer, including but not limited to: (i) the Remittance Report for the related Collection Period and (ii) such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Securities Administrator or the Master Servicer may reasonably require to perform the calculations necessary to make the payments contemplated by this Agreement and prepare the statement to Certificateholders required hereunder, including without limitation the information set forth in Exhibit M, Exhibit N, and Exhibit O attached hereto, such information to be provided in the format provided in such exhibits or in such other format at the parties shall mutually agree.

Section 10.17         Statements to the Securities Administrator.

Upon request, SPS shall forward to the Securities Administrator and the Master Servicer (or a designee thereof) a statement prepared by SPS setting forth the status of the Collection Account as of the end of the Collection Period preceding the most recent Servicer Remittance Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 10.05 and each category of withdrawal specified in Section 10.06.

SPS shall prepare or cause to be prepared and file or cause to be filed any and all tax returns, information statements or other filings that SPS is required to deliver to any governmental taxing authority or to the Securities Administrator, the Master Servicer and each successor in interest pursuant to any applicable law with respect to the Mortgage Loans arising after the Closing Date. In addition, SPS shall provide, not more than 60 days after the end of each calendar year, the Securities Administrator with such information reasonably available to SPS arising after the Closing Date concerning the Mortgage Loans as is necessary for such Party to prepare any income tax return or report as any such Party may reasonably request from time to time. SPS shall not be responsible for any REMIC tax returns or tax returns of the Trust Fund.

Section 10.18         Compliance with the Homes Act.

SPS, on behalf of the Certificateholders, shall prepare and distribute a Section 404 Notice to each Mortgagor within thirty (30) days of the Closing Date in connection with the sale of the Mortgage Loans from the Seller to the Depositor. Each such Section 404 Notice shall conform to the form of notice attached hereto as Exhibit K or in another form reasonably acceptable to SPS, subject to any changes necessitated by regulatory guidance. SPS shall pay all costs associated with the distribution of such Section 404 Notice, and the Seller shall reimburse SPS for such costs. SPS shall promptly send written confirmation to the Trustee, the Master Servicer and the Securities Administrator upon the completion of the distribution of such Section 404 Notices.

Section 10.19         Assumption Agreements.

SPS shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due-on-sale” clause applicable thereto; provided, however, that SPS shall not exercise any such rights if prohibited by applicable law from doing so. If SPS reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, SPS shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 10.19, SPS is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, SPS shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, the Mortgage Rate, the amount of the Scheduled Payment, and the final maturity date of such Mortgage Note may not be changed. The original of any such substitution of liability or assumption agreement shall be added to the related Trustee Mortgage File and shall, for all purposes, be considered a part of such Trustee Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by SPS for entering into an assumption or substitution of liability agreement shall be for the benefit of SPS as part of its servicing compensation.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, SPS shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which SPS may be restricted by applicable law from preventing, for any reason whatsoever. For purposes of this Section 1019, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 10.20         Satisfaction of Mortgages and Release of Trustee Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by SPS of a notification that payment in full will be escrowed in a manner customary for such purposes, SPS shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the Trustee Mortgage File held by the Custodian by delivery to the Custodian of a Request for Release. Upon receipt of such certification and request, the Custodian shall promptly release the related Trustee Mortgage File to SPS and SPS shall prepare and process any satisfaction or release. Any such reasonable expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be deemed a Servicing Advance.

From time to time and as appropriate for servicing or foreclosure of any Mortgage Loan, the Custodian shall, pursuant to the Custodial Agreement, upon request of SPS and delivery to the Custodian of a request for release, a form of which is attached hereto as Exhibit I (a “Request for Release”), signed by a Servicing Officer, release the Trustee Mortgage File or requested portion thereof held by the Custodian to SPS. SPS shall return the related Trustee Mortgage File to the Custodian when the need therefor by SPS no longer exists, unless the Mortgage Loan has been liquidated or sold and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Trustee Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by applicable law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon the Custodian’s receipt of the Request for Release indicating that such Mortgage Loan was liquidated, the Trustee Mortgage File shall be released by the Custodian to SPS, and the Custodian shall have no further responsibility with regard to such Trustee Mortgage File.

Section 10.21         Servicing Compensation.

As compensation for its services hereunder, SPS shall be entitled to withdraw from the Collection Account or to retain from collections on the Mortgage Loans the amounts provided for as SPS’s Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 10.19, late payment charges, servicer incentive fees received by SPS in connection with a Servicing Modification in accordance with the guidelines of HAMP and similar ancillary servicing compensation shall be retained by SPS to the extent not required to be deposited in the Collection Account, pursuant to Section 10.05. In addition, SPS shall be entitled to investment earnings from Eligible Investments of funds on deposit in the Collection Account pursuant to Section 10.05 and the Escrow Account pursuant to Section 10.08. SPS shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. Upon the termination of SPS and any transfer of servicing hereunder, SPS is entitled to reimbursement for any outstanding and unreimbursed Servicing Fees, Advances and Servicing Advances; provided, that any such amounts shall only be payable to SPS in accordance with and to the extent provided in this Agreement. SPS shall be entitled to any Prepayment Interest Excess as additional servicing compensation.

Section 10.22       Access to Certain Documentation; No Certificateholder or Certificate Owner Access to Mortgage Loan Documentation or Records.

SPS shall provide to the Office of the Comptroller of the Currency, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Trustee, the Master Servicer or the Securities Administrator by applicable laws and regulations access to all records and documentation in its possession regarding the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of SPS.

In addition, SPS shall provide access to all records and documentation regarding the Mortgage Loans to the Trustee, the Master Servicer and the Securities Administrator without charge, upon reasonable request during normal business hours at the offices of SPS; provided, however, none of SPS, Trustee, the Master Servicer or the Securities Administrator shall provide access to the records and documentation regarding the Mortgage Loans to any Certificateholder or Certificate Owner or any party acting on behalf of any Certificateholder or Certificate Owner.

SPS shall provide to the Trustee, the Master Servicer, the Securities Administrator and the Custodian a list of Servicing Officers on the Closing Date and shall update such list and deliver an updated list to the Trustee, the Master Servicer, the Securities Administrator and the Custodian as necessary.

Section 10.23        Reports and Returns to be Filed by SPS.

SPS shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code for the period following the Closing Date. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 10.24         Sub-Servicing Agreements Between SPS and Subservicers.

SPS, as servicer, may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Sub-Servicing Agreement; provided, that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder; provided, further, that any fees or expenses of such Subservicer shall be payable solely by SPS and shall not result in any increase of the Servicing Fee payable to SPS. Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by law applicable to the Subservicer to enable the Subservicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between SPS or a Subservicer or reference to actions taken through SPS or otherwise, SPS shall remain obligated and liable hereunder for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if SPS alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by SPS shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of SPS with the same force and effect as if performed directly by SPS.

For purposes of this Agreement, SPS shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to SPS

Section 10.25         Successor Subservicers.

Any Sub-Servicing Agreement shall provide that SPS shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Subservicer which qualifies under Section 10.24. Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to SPS without fee, in accordance with the terms of this Agreement, in the event that SPS (or any successor to SPS) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to a SPS Event of Default). Any costs incurred by a successor Servicer in terminating a Sub-Servicing Agreement entered into by a terminated Servicer and the transfer of servicing in connection therewith shall be reimbursable to the successor Servicer as Servicing Transfer Costs as provided in Section 9.01.

Section 10.26         No Contractual Relationship Between Subservicer and the Trustee and Master Servicer.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and SPS alone and neither the Trustee nor the Master Servicer shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 10.24.

Section 10.27         Assumption or Termination of Sub-Servicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of SPS hereunder by a successor Servicer pursuant to Section 10.34 of this Agreement, it is understood and agreed that SPS’s rights and obligations under any Sub-Servicing Agreement then in force between SPS and a Subservicer shall be assumed simultaneously by such successor Servicer without act or deed on the part of such successor servicer; provided, however, that any successor Servicer may terminate the Subservicer.

SPS shall, upon the reasonable request of the Master Servicer, but at SPS’s own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

Section 10.28         Representations and Warranties Respecting SPS.

SPS hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer, the Depositor and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)          SPS is duly organized, validly existing and in good standing as a corporation under the laws of the State of Utah. SPS has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon SPS by any such state, and in any event SPS is in compliance with the laws of any such state, to the extent such laws are applicable to SPS, to the extent necessary to ensure the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by SPS have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which could reasonably be expected to result in such suspension or revocation;

(ii)         SPS has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, the Master Servicer, the Securities Administrator and the Trustee constitutes a legal, valid and binding obligation of SPS, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(iii)        The execution and delivery of this Agreement by SPS and the performance of and compliance with the terms of this Agreement will not violate SPS’s formation documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which SPS is a party or which may be applicable to SPS or its assets;

(iv)        SPS is not in violation of, and the execution and delivery of this Agreement by SPS and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over SPS or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of SPS or its assets or could reasonably be expected to have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(v)         SPS is an approved Servicer for Freddie Mac in good standing. No event has occurred, including but not limited to a change in insurance coverage, which would make SPS unable to comply with Freddie Mac requirements or which would require notification to Freddie Mac for which notice has not been provided;

(vi)        There are no actions or proceedings against, or investigations of, SPS before any court, administrative or other tribunal (A) that could reasonably be expected to prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that could reasonably be expected to prohibit or materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, this Agreement; and

(vii)       No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by SPS of, or compliance by SPS with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the date of this Agreement.

Section 10.29         Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Section 10.28 shall survive (i) the engagement of SPS to perform the servicing responsibilities as of the date of this Agreement and (ii) any resignation or removal of SPS hereunder and shall inure to the benefit of the Trustee, for the benefit of the Certificateholders, and to the Master Servicer, the Depositor and the Securities Administrator. Upon discovery by any of the Trustee, the Master Servicer, the Depositor or the Securities Administrator of a breach of any of the foregoing representations and warranties that materially and adversely affects the ability of SPS to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Properties or the interests of the Trustee, the Master Servicer, the Depositor or the Securities Administrator, the party discovering such breach shall give prompt written notice to the others.

Within 60 days of the earlier of either discovery by SPS, or notice to SPS, of any breach of a representation or warranty which materially and adversely affects the ability of SPS to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans or the Mortgaged Properties (in each case as determined by SPS), SPS shall use its best efforts promptly to cure such breach in all material respects.

Section 10.30         Indemnification by SPS.

SPS shall indemnify the Custodian, the Depositor, the Trustee, the Master Servicer and the Securities Administrator and in each case any officer, director, employee or agent of such party or any successor in interest to such party under this Agreement (for purposes of this paragraph, collectively, the “Indemnitees” and individually, an “Indemnitee”) and hold harmless any such Indemnitee against any and all losses, claims, damages, liabilities or expenses (including attorneys’ fees) (“Losses”) that any Indemnitee may sustain in any way related to (a) the failure of SPS to perform its obligations under this Agreement, including but not limited to its obligation to service and administer the Mortgage Loans in compliance with the terms of this Agreement or (b) a breach of SPS’s representations or warranties contained in Section 10.28; provided, however, that SPS shall not indemnify any Indemnitee to the extent that any such Losses resulted from the negligence, bad faith or willful misconduct of any such Indemnitee. The provisions of this Section 10.30 shall survive the resignation or termination of SPS or the termination of this Agreement.

Section 10.31         Merger or Consolidation of SPS.

SPS shall keep in full force and effect its existence and rights as a corporation and shall obtain and preserve its qualification to do business in any state in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable SPS to perform its duties under this Agreement.

Any Person into which SPS may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which SPS shall be a party, or a sale of substantially all of the assets of SPS or any Person succeeding to the business of SPS, shall be the successor of SPS hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall (i) be an institution whose business is the servicing of mortgage loans, (ii) be a Fannie Mae or Freddie Mac approved servicer and (iii) have a net worth of at least $15,000,000.

Section 10.32         Limitation on Liability of SPS and Others.

Neither SPS nor any director, officer, employee or agent of SPS, will be under any liability to the Depositor, the Trustee, the Master Servicer or the Securities Administrator or the Certificateholders, for the taking of any action or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect SPS or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. SPS, and any director, officer, employee or agent of SPS shall be entitled to indemnification from the assets of the Trust Fund and will be held harmless against any loss, liability or expense (including attorneys’ fees) incurred in connection with the performance of its duties and obligations, including following any direction, approval or consent or deemed direction, approval or consent, received by SPS pursuant to Section 2.08, and any legal action relating to this Agreement or the Certificates, but excluding any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. SPS and any officer, employee or agent of SPS may rely in good faith on any document or direction of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. SPS shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that SPS may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Issuer shall be liable, SPS shall be entitled to reimbursement therefor from the Trust Fund pursuant to Section 10.06 except when such expenses, costs and liabilities are subject to SPS’s indemnification under Section 10.30.

Section 10.33         Servicer Not to Resign.

SPS shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual written consent of SPS, the Depositor, the Seller, the Master Servicer, the Trustee and the Securities Administrator, which consents shall not be unreasonably withheld, or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by SPS in which event SPS may resign as servicer. Any such determination that its servicing duties hereunder are no longer permissible under applicable law permitting the resignation of SPS as servicer shall be evidenced by an Officer’s Certificate to such effect delivered to the Depositor, the Seller, the Master Servicer, the Trustee and the Securities Administrator. Notwithstanding the foregoing, SPS has the right to assign this Agreement or resign as Servicer hereunder if (i) SPS has proposed a successor Servicer to the Master Servicer and each Rating Agency in writing and such proposed successor Servicer is reasonably acceptable to the Seller, the Trustee and the Depositor, (ii) each Rating Agency has confirmed that such assignment or resignation will not cause the withdrawal or downgrade of any rating on the Certificates (if Outstanding and rated by such Rating Agency) and (iii) such successor Servicer meets the eligibility requirements of Section 9.01 of this Agreement to act as Servicer hereunder and agrees to service in accordance with this Agreement. Any reasonable costs and expenses of the Trustee, the Seller and the Master Servicer incurred in connection with such assignment or resignation and transfer of servicing shall be paid by SPS or if SPS fails to pay such costs and expenses within sixty (60) days of written request therefor, the Trust Fund shall pay such costs and expenses. No assignment or resignation of SPS as set forth in this Section 10.33 shall become effective until a successor shall have assumed SPS’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Notwithstanding the foregoing, at the request of Five Oaks, upon at least ninety (90) days prior written notice, and with respect to all or a portion of the Mortgage Loans, SPS shall resign, such resignation to be come effective only upon the selection and appointment of a successor servicer (who shall meet the requirements of Section 9.01 hereof) by Five Oaks and the assumption by such successor servicer of the servicing responsibilities of SPS hereunder. On the related servicing transfer date, the successor servicer shall pay SPS all unpaid and accrued Servicing Fees, reimburse SPS for any unreimbursed Advances and Servicing Advances and reimburse SPS for its servicing transfer costs.

Section 10.34         Termination for Cause.

In case one or more of the following events of default by SPS (each, an “SPS Event of Default”) shall occur and be continuing, that is to say:

(i)          any failure by SPS to remit to the Securities Administrator any payment required to be made under the terms of this Agreement (other than an Advance) which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by SPS from the Securities Administrator; or

(ii)         any failure on the part of SPS duly to observe or perform in any material respect any other of the covenants or agreements on the part of SPS set forth in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by SPS from the Master Servicer; or

(iii)        a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against SPS and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)        SPS shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to SPS or of or relating to all or substantially all of its property; or

(v)         SPS shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)        Any failure of SPS Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one (1) Business Day;

then, so long as a SPS Event of Default described in clauses (i) through (v) of this Section shall occur and shall not have been remedied within the applicable grace period, if any, or waived pursuant to Section 6.16 hereof, the Master Servicer or Five Oaks, by notice in writing to SPS may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an SPS Event of Default described in clause (vi) of this Section, shall, by notice then given in writing to SPS, terminate all of the rights and obligations of SPS as servicer under this Agreement.

Immediately upon receipt by SPS of such written notice, all authority and power of SPS to service the Mortgage Loans under this Agreement shall be terminated, and such authority and power shall pass to and be vested in the Master Servicer or in a successor Servicer pursuant to Section 9.01 appointed by the Master Servicer (with the consent of Five Oaks, such consent not to be unreasonably withheld) or by Five Oaks, as the case may be, provided, that in the event Five Oaks does not respond within seven (7) Business Days to any such request for consent by the Master Servicer, such requirement of consent shall be deemed to be waived; provided, however, SPS shall discharge its duties and responsibilities under this Agreement during the period from the date it receives such written notice of termination until the date servicing is transferred to a successor Servicer with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that could reasonably be expected to impair or prejudice the rights or financial condition of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificateholders or the successor Servicer. Upon written request from the Master Servicer or Five Oaks, SPS shall prepare, execute and deliver to the Master Servicer or other successor Servicer, any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at SPS’s sole expense. SPS shall cooperate with the Trustee, the Master Servicer, Five Oaks and such successor Servicer in effecting the transfer of SPS’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by SPS to the Collection Account and Escrow Account with respect to the Trust Fund or thereafter received with respect to the Mortgage Loans. SPS shall, after its termination, retain the right to be paid Servicing Fees and be reimbursed for any unreimbursed Advances and/or Servicing Advances earned or made until the date of transfer of servicing to a successor Servicer; provided, however that (i) such fees and advances shall be paid or reimbursed solely from those sources of funds described in this Agreement as being eligible funds for the payment or reimbursement of such amounts, (ii) such fees and advances shall be paid or reimbursed solely in accordance with the terms of this Agreement and (iii) the successor Servicer shall cause such amounts to be paid or reimbursed to SPS on a first-in, first-out basis consistent with this Agreement.

Section 10.35       Advances.

With respect to the Mortgage Loans, SPS shall deposit in the Collection Account as Advances, an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the related Servicing Fee Rate) which were due on such Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date. SPS’s obligation to make such Advances will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of SPS, been completely liquidated. SPS shall not be required to advance shortfalls of principal or interest resulting from the application of the Civil Relief Act.

To the extent required by Accepted Servicing Practices, SPS shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation shall cease if SPS determines, in its reasonable opinion, that Advances with respect to a Mortgage Loan are Nonrecoverable Advances. In the event that SPS determines that any such Advances are Nonrecoverable Advances, SPS shall provide the Master Servicer with an Officer’s Certificate signed by a Servicing Officer evidencing such determination. Upon the Master Servicer’s receipt of such certificate, the Master Servicer shall send a copy of such certificate to the Securities Administrator and the Trustee.

If an Advance is required to be made hereunder by SPS, SPS shall on the Servicer Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been used by SPS to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in the Collection Account for future distribution and so used shall be replaced by SPS from its own funds by deposit in the Collection Account, or from other funds in the Collection Account being held for future distributions, on or before any future Distribution Date in which such funds would be due.

Article XI

REMIC AND GRANTOR ADMINISTRATION

Section 11.01       REMIC Administration.

(a)          REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)          The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code. The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)          The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)          The Securities Administrator shall prepare and file, and the Trustee shall sign, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than REMIC 3 (each such REMIC, a “Lower-Tier REMIC”): (i) treat the accrual period for interests in such Lower-Tier REMIC as the calendar month; (ii) account for distributions made from such Lower-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Lower-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Lower-Tier REMIC.

(e)          The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)          The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status. None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders. The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)          Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)          The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)          No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)          None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)          The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class R Certificate is hereby designated as Tax Matters Person with respect to each REMIC and such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the Tax Matters Person for each such REMIC.

Section 11.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement or (iv) a repurchase or substitution of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, nor permit modifications other than Servicing Modifications, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 11.03       Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 11.04       REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase (except in the case of Shellpoint Mortgage Servicing) such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

Section 11.05       Grantor Trust Administration.

(a)          There is hereby established a separate trust (the “Grantor Trust”), which shall be a grantor trust for federal income tax purposes. The Grantor Trust shall be maintained by the Trustee in its name, for the benefit of the Holders of the Grantor Trust Certificates. The assets of the Grantor Trust shall consist of the Grantor Trust Assets, which have been placed in the Grantor Trust. The Grantor Trust Assets in the Grantor Trust shall be held by the Trustee. The Initial Exchangeable Certificates and the Exchangeable Certificates represent undivided beneficial ownership of REMIC Regular Interest Combinations depending on which Class of Initial Exchangeable Certificates or Exchangeable Certificates is outstanding.

(b)          The Securities Administrator shall treat the Grantor Trust for tax return preparation purposes as a grantor trust under the Code and, if necessary, under applicable state law and will file appropriate federal or state tax returns for each taxable year ending on or after the last day of the calendar year in which the Certificates are issued. The Non-Exchangeable Certificates, and the Initial Exchangeable Certificates and the Exchangeable Certificates that are outstanding are hereby designated as representing beneficial ownership interests in the Grantor Trust.

(c)          The Securities Administrator shall pay out of its own funds any and all routine tax administration expenses of the Issuer incurred with respect to the Grantor Trust (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Issuer that involve the IRS or state tax authorities which extraordinary expenses shall be payable or reimbursable to the Securities Administrator from the Grantor Trust Assets) unless otherwise provided in Section 11.05(k).

(d)          The Securities Administrator shall prepare and upon execution by the Trustee, shall file all of the tax returns in respect of the Grantor Trust. The Trustee shall execute all of the tax returns in respect of the Grantor Trust. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

(e)          The Grantor Trust is a WHFIT that is a WHMT. The Securities Administrator shall report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so is provided to the Securities Administrator on a timely basis. The “middlemen” as defined by the WHFIT Regulations shall be Cede & Co., the nominee of DTC. The Securities Administrator shall not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the Issuer incorrectly determining the status of the Grantor Trust as a WHFIT or failing to identify whether or not the Grantor Trust is a WHFIT.

(f)          The Securities Administrator, in its discretion, shall report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator shall be under no obligation to determine whether any Certificateholder uses the cash or accrual method. The Securities Administrator shall make available WHFIT information to Certificateholders annually. In addition, the Securities Administrator shall not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

(g)          The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations or for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator or (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator. Each owner of a Class of Certificates representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such Class of Certificates, shall be deemed to have agreed to provide the Securities Administrator with information regarding any sale of such Certificates, including the price, amount of proceeds and date of sale. Absent receipt of such information, and unless informed otherwise by the Depositor, the Securities Administrator will assume there is no secondary market trading of WHFIT interests.

(h)          To the extent required by the WHFIT Regulations, the Securities Administrator shall use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of an interest in a WHFIT.

(i)          The Securities Administrator shall perform on behalf of the Grantor Trust all reporting and other tax compliance duties that are required in respect thereof under the Code, the Grantor Trust Provisions or other compliance guidance issued by the IRS or any state or local taxing authority.

(j)          The Securities Administrator shall perform its duties hereunder so as to maintain the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions. The Securities Administrator shall not knowingly take (or cause any Grantor Trust to take) any action or fail to take (or fail to cause to be taken) any action that, under the Grantor Trust Provisions, if taken or not taken, as the case may be, could result in an Adverse Grantor Trust Event, unless the Securities Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Grantor Trust if the Securities Administrator seeks to take such action or to refrain from taking any action for the benefit of the Grantor Trust Certificateholders) to the effect that the contemplated action will not result in an Adverse Grantor Trust Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the Securities Administrator has advised it in writing that the Securities Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse Grantor Trust Event could result from such action or failure to act. The Securities Administrator may consult with counsel to make such written advice at the expense of the party requesting such action or at the expense of the Grantor Trust if the Securities Administrator seeks to take such action or to refrain from taking any action for the benefit of the Grantor Trust Certificateholders.

(k)          If any tax is imposed on any Grantor Trust, such tax, together with all incidental costs and expenses (including penalties and reasonable attorneys’ fees), shall be charged to and paid by: (i) the Securities Administrator to the extent such amounts are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer) or (ii) the Grantor Trust Assets in all other instances.

Article XII

MISCELLANEOUS PROVISIONS

Section 12.01         Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 12.02         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 12.03       Amendment.

(a)          This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Offering Circular, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of the related Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (vi) to maintain the status of the Grantor Trust as a grantor trust or (v) if necessary in order to avoid a violation of any applicable law or regulation. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event or an Adverse Grantor Trust Event nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or an Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)          Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 12.03.

(d)          It shall not be necessary for the consent of Holders under this Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)          Notwithstanding anything to the contrary in the related Servicing Agreement, the Trustee shall not consent to any amendment of the related Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)          Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement. The parties hereto agree not to enter any amendment to this Agreement that would adversely affect the Custodian without its prior consent.

Section 12.04       Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 12.05       Provision of Information.

(a)          For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 12.06       Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.07       Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, SPS or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010

Attention: Peter Sack

Fax: 212-743-5261

with an electronic copy to be provided by email to:

deirdre.harrington@credit-suisse.com

Credit Suisse First Boston Mortgage Securities Corp.

1 Madison Avenue, 9th Floor

New York, New York 10010

Attention: Office of the General Counsel-RMBS

In the case of the Seller:

Five Oaks Acquisition Corp.

c/o Oak Circle Capital Partners LLC

540 Madison Avenue

19th Floor

New York, NY 10022

+1 212-257-5072

+1 212-257-5099

loanOPS@oakcirclecapital.com

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number: (410) 884-2000
Facsimile number: (410) 715-2380
Attention: Client Manager — CSMC Trust 2014-OAK1

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Facsimile number: 1-866-614-1273
Attention: Corporate Trust Services — CSMC Trust 2014-OAK1

In the case of the Trustee:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor
Wilmington, Delaware 19801

Attention: CSMC Trust 2014-OAK1

In the case of SPS:

Select Portfolio Servicing, Inc.
3815 South West Temple
Salt Lake City, Utah 84115
Attention: Lester Cheng

with a copy to:

Select Portfolio Servicing, Inc.
3815 South West Temple
Salt Lake City, Utah 84115
Attention: General Counsel

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register (provided that if Credit Suisse Securities (USA) LLC is the holder of the Class R Certificates, notice shall be given in the same manner as it is given to the Depositor pursuant to Section 12.07(a)), or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator, SPS and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

Section 12.08         Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.09         Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 12.10         Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 12.11         Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 12.12         Special Notices to the Rating Agencies.

(a)            The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

 (i)          any amendment to this Agreement pursuant to Section 12.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 12.03(a);

 (ii)         any assignment by the Servicers or Master Servicer of its respective rights hereunder or delegation of its respective duties under the related Servicing Agreement or hereunder, as applicable;

(iii)        the occurrence of any Event of Default or SPS Event of Default and any waiver of any Event of Default or SPS Event of Default pursuant to Section 6.14;

(iv)        any notice of termination given to the Master Servicer or Servicer pursuant to Sections 6.14 and 10.34 respectively, and any resignation of the Master Servicer or Servicer hereunder;

(v)         the termination of any successor to any Master Servicer or Servicer pursuant to Sections 6.14; or 9.01, respectively;

(vi)        the making of a final payment pursuant to Section 7.01; and

(vii)       any termination of the rights and obligations of the Servicers under this Agreement or the Servicing Agreements and any transfer of servicing under this Agreement or the Servicing Agreements.

(b)          All notices to the Rating Agencies provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as applicable, as follows:

If to DBRS, Inc., to:

DBRS, Inc.

140 Broadway, 35th Floor

New York, New York 10005

If to Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, to:

RMBSRans@standardandpoors.com

(c)          The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as a Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 12.13         Conflicts.

To the extent that the terms of this Agreement conflict with the terms of the Servicing Agreement, the Servicing Agreement shall govern.

Section 12.14         Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 12.15         No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

Section 12.16         Third Party Beneficiary.

The Holder of a majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Depositor

By:	/s/ Deirdre Harrington
Name:	Deirdre Harrington
Title:	Vice President

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Trustee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

WELLS FARGO BANK, N.A.,
as Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

SELECT PORTFOLIO SERVICING, INC.,
as a Servicer

By:	/s/ Lester Cheng
Name:	Lester Cheng
Title:	EVP

Solely for purposes of Sections 2.04, 4.03, 4.04, 10.18 and 10.33 accepted and agreed to by:

FIVE OAKS ACQUISITION CORP.,
as Seller

By:	/s/ Darren Comisso
Name:	Darren Comisso
Title:	EVP

Solely for purposes of Sections 2.07(c), 2.07(d) and 6.12(b)
accepted and agreed to by:

FIVE OAKS INVESTMENT CORP.,
as initial Holder of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding

By:	/s/ David Carroll
Name:	David Carroll
Title:	CEO

EXHIBIT A

FORMS OF CERTIFICATES

A-1

RULE 144A GLOBAL CLASS 1-A-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 1-A-1 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-A-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 1-A-1	Principal Amount of this
Certificates: $57,891,000	Certificate: $57,891,000

Maximum Class Principal	Maximum Certificate
Amount of the Class 1-A-1	Principal Amount of this
Certificates: $57,891,000	Certificate: $57,891,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AA4
Date: November 2029

NUMBER 1	ISIN: US12649GAA40

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

REGULATION S GLOBAL CLASS 1-A-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 1-A-1 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-A-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 1-A-1	Principal Amount of this
Certificates: $0	Certificate: $0

Maximum Class Principal	Maximum Certificate
Amount of the Class 1-A-1	Principal Amount of this
Certificates: $57,891,000	Certificate: $57,891,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: U13006 AA6
Date: November 2029
ISIN: USU13006AA65
NUMBER 1

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

RULE 144A GLOBAL CLASS 1-A-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 1-A-2 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-A-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 1-A-2	Principal Amount of this
Certificates: $0	Certificate: $0

Maximum Class Principal	Maximum Certificate
Amount of the Class 1-A-2	Principal Amount of this
Certificates: $57,891,000	Certificate: $57,891,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AC0
Date: November 2029

NUMBER 1	ISIN: US12649GAC06

This Certificate is an Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

REGULATION S GLOBAL CLASS 1-A-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 1-A-2 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-A-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal

Amount of the Class 1-A-2

Certificates: $0

Maximum Class Principal

Amount of the Class 1-A-2

Certificates: $57,891,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2029

NUMBER 1

Initial Certificate Principal Amount of this Certificate: $0 Maximum Certificate Principal Amount of this Certificate: $57,891,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AC2 ISIN: USU13006AC22

This Certificate is an Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 1-A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 1-X-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 1-X-1 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-X-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 1-X-1

Certificates: $57,891,000

Maximum Class Notional

Amount of the Class 1-X-1

Certificates: $57,891,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2029

NUMBER 1

Initial Class Notional Amount of this Certificate: $57,891,000 Maximum Class Notional Amount of this Certificate: $57,891,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AB2 ISIN: US12649GAB23

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 1-X-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 1-X-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 1-X-1 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 1-X-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 1-X-1

Certificates: $0

Maximum Class Notional

Amount of the Class 1-X-1

Certificates: $57,891,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2029

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $57,891,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AB4 ISIN: USU13006AB49

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 1-X-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-A-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-A-1 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal

Amount of the Class 2-A-1

Certificates: $76,000,000

Maximum Class Principal

Amount of the Class 2-A-1

Certificates: $76,000,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Certificate

Principal Amount of this

Certificate: $76,000,000

Maximum Certificate

Principal Amount of this

Certificate: $76,000,000

Cut-off Date: December 1, 2014

CUSIP: 12649G AE6

ISIN: US12649GAE61

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-A-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-A-1 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal

Amount of the Class 2-A-1

Certificates: $0

Maximum Class Principal

Amount of the Class 2-A-1

Certificates: $76,000,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Certificate Principal Amount of this Certificate: $0 Maximum Certificate Principal Amount of this Certificate: $76,000,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AE8 ISIN: USU13006AE87

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-A-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-A-2 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal

Amount of the Class 2-A-2

Certificates: $25,333,000

Maximum Class Principal

Amount of the Class 2-A-2

Certificates: $25,333,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Certificate

Principal Amount of this

Certificate: $25,333,000

Maximum Certificate

Principal Amount of this

Certificate: $25,333,000

Cut-off Date: December 1, 2014

CUSIP: 12649G AG1

ISIN: US12649GAG10

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

REGULATION S GLOBAL CLASS 2-A-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-A-2 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-2	Principal Amount of this
Certificates: $0	Certificate: $0

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-2	Principal Amount of this
Certificates: $25,333,000	Certificate: $25,333,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: U13006 AG3
Date: November 2044

NUMBER 1	ISIN: USU13006AG36

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

RULE 144A GLOBAL CLASS 2-A-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-A-3 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-3	Principal Amount of this
Certificates: $10,305,000	Certificate: $10,305,000

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-3	Principal Amount of this
Certificates: $10,305,000	Certificate: $10,305,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AH9
Date: November 2044

NUMBER 1	ISIN: US12649GAH92

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

REGULATION S GLOBAL CLASS 2-A-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-A-3 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-3	Principal Amount of this
Certificates: $0	Certificate: $0

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-3	Principal Amount of this
Certificates: $10,305,000	Certificate: $10,305,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: U13006 AH1
Date: November 2044

NUMBER 1	ISIN: USU13006AH19

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

RULE 144A GLOBAL CLASS 2-A-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-A-4 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-4	Principal Amount of this
Certificates: $59,711,000	Certificate: $59,711,000

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-4	Principal Amount of this
Certificates: $59,711,000	Certificate: $59,711,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AJ5
Date: November 2044

NUMBER 1	ISIN: US12649GAJ58

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

REGULATION S GLOBAL CLASS 2-A-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-A-4 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-4	Principal Amount of this
Certificates: $0	Certificate: $0

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-4	Principal Amount of this
Certificates: $59,711,000	Certificate: $59,711,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: U13006 AJ7
Date: November 2044

NUMBER 1	ISIN: USU13006AJ74

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

RULE 144A GLOBAL CLASS 2-A-5 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-A-5 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-5

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class 2-A-5	Principal Amount of this
Certificates: $19,904,000	Certificate: $19,904,000

Maximum Class Principal	Maximum Certificate
Amount of the Class 2-A-5	Principal Amount of this
Certificates: $19,904,000	Certificate: $19,904,000

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AL0
Date: November 2044

NUMBER 1	ISIN: US12649GAL05

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-A-5 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-A-5 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-A-5

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal

Amount of the Class 2-A-5

Certificates: $0

Maximum Class Principal

Amount of the Class 2-A-5

Certificates: $19,904,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Certificate Principal Amount of this Certificate: $0 Maximum Certificate Principal Amount of this Certificate: $19,904,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AL2 ISIN: USU13006AL21

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class 2-A-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-X-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-X-1 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-1

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-1

Certificates: $76,000,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $76,000,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AF3 ISIN: US12649GAF37

This Certificate is an Initial Exchangeable Certificate and the Class Notional Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-X-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-X-1 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-1

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-1

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-1

Certificates: $76,000,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $76,000,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AF5 ISIN: USU13006AF52

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-X-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-X-2 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-2

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-2

Certificates: $59,711,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $59,711,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AK2 ISIN: US12649GAK22

This Certificate is an Initial Exchangeable Certificate and the Class Notional Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-X-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-X-2 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-2

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-2

Certificates: $59,711,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $59,711,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AK4 ISIN: USU13006AK48

This Certificate is an Initial Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-X-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-X-3 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-3

Certificates: $135,711,000

Maximum Class Notional

Amount of the Class 2-X-3

Certificates: $135,711,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $135,711,000 Maximum Class Notional Amount of this Certificate: $135,711,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AM8 ISIN: US12649GAM87

This Certificate is an Exchangeable Certificate and the Class Notional Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-X-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-X-3 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-3

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-3

Certificates: $135,711,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $135,711,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AM0 ISIN: USU13006AM04

This Certificate is an Exchangeable Certificate and the Class Principal Amount of this Certificate may be increased or decreased from time to time in accordance with the Depository’s procedures in connection with exchanges of Certificates of this Class for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement described herein.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

In addition, as provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates of this Class are exchangeable for Certificates of certain other Classes in accordance with Section 3.11 of the Pooling and Servicing Agreement. A fee is payable to the Securities Administrator in connection with any such exchanges.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS 2-X-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS 2-X-4 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-4

Certificates: $191,253,000

Maximum Class Notional

Amount of the Class 2-X-4

Certificates: $191,253,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $191,253,000 Maximum Class Notional Amount of this Certificate: $191,253,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AD8 ISIN: US12649GAD88

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS 2-X-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS 2-X-4 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS 2-X-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Notional

Amount of the Class 2-X-4

Certificates: $0

Maximum Class Notional

Amount of the Class 2-X-4

Certificates: $191,253,000

Certificate Interest Rate: Variable

Final Scheduled Distribution

Date: November 2044

NUMBER 1

Initial Class Notional Amount of this Certificate: $0 Maximum Class Notional Amount of this Certificate: $191,253,000 Cut-off Date: December 1, 2014 CUSIP: U13006 AD0 ISIN: USU13006AD05

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Class Notional Amount of this Certificate by the initial Class Notional Amount of all Class 2-X-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS B-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS B-1 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-1 Certificates: $2,041,000 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $2,041,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AN6 ISIN: US12649GAN60

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS B-1 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS B-1 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-1 Certificates: $0 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $0 Cut-off Date: December 1, 2014 CUSIP: U13006 AN8 ISIN: USU13006AN86

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS B-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS B-2 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-2 Certificates: $4,763,000 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $4,763,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AP1 ISIN: US12649GAP19

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS B-2 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS B-2 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-2 Certificates: $0 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $0 Cut-off Date: December 1, 2014 CUSIP: U13006 AP3 ISIN: USU13006AP35

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS B-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS B-3 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-3 Certificates: $2,993,000 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $2,993,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AQ9 ISIN: US12649GAQ91

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS B-3 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF, OR ACTING ON BEHALF OF, ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED BY PTE 2013-08 AND AS SUBSEQUENTLY AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY A RATING AGENCY OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS B-3 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-3 Certificates: $0 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $0 Cut-off Date: December 1, 2014 CUSIP: U13006 AQ1 ISIN: USU13006AQ18

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS B-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

The Holder and any transferee of this certificate will be deemed to have represented by virtue of its purchase or holding of this certificate (or interest therein) that either (X) it is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, it is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60. EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS B-4 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-4 Certificates: $8,845,000 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $8,845,000 Cut-off Date: December 1, 2014 CUSIP: 12649G AR7 ISIN: US12649GAR74

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS B-4 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

The Holder and any transferee of this certificate will be deemed to have represented by virtue of its purchase or holding of this certificate (or interest therein) that either (X) it is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, it is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60. EACH PURCHASER OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS B-4 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal Amount of the Class B-4 Certificates: $0 Certificate Interest Rate: Variable Final Scheduled Distribution Date: November 2044 NUMBER 1	Initial Certificate Principal Amount of this Certificate: $0 Cut-off Date: December 1, 2014 CUSIP: U13006 AR9 ISIN: USU13006AR90

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS B-5 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S OR A HOLDER WHO WAS SOLD THIS CERTIFICATE IN THE UNITED STATES WHO IN EITHER CASE IS DETERMINED NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS CERTIFICATE TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

The Holder and any transferee of this certificate will be deemed to have represented by virtue of its purchase or holding of this certificate (or interest therein) that either (X) it is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, it is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

RULE 144A GLOBAL CLASS B-5 CERTIFICATE

RULE 144A CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $4,354,731	Certificate: $4,354,731

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: 12649G AS5
Date: November 2044

NUMBER 1	ISIN: US12649GAS57

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

REGULATION S GLOBAL CLASS B-5 CERTIFICATE

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

1

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO A PERSON THAT IS A QUALIFIED NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH PURCHASER OF THIS CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, WILL BE DEEMED TO HAVE AGREED TO COMPLY WITH THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

EACH OF THE INITIAL HOLDER AND ANY SUBSEQUENT HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING, BY VIRTUE OF ITS PURCHASE OF THE REQUISITE PERCENTAGE OF SUCH CLASS OF CERTIFICATES, WILL BE DEEMED TO ASSUME THE RIGHTS AND OBLIGATIONS OF THE HOLDER OR HOLDERS OF THE MAJORITY OF THE CLASS PRINCIPAL AMOUNT OF THE MOST SUBORDINATE CLASS OF CERTIFICATES OUTSTANDING AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

THE ISSUER MAY REQUIRE ANY HOLDER OF THIS CERTIFICATE THAT IS A “U.S. PERSON” AS DEFINED IN REGULATION S THAT WAS SOLD THIS CERTIFICATE IN THE UNITED STATES, AT THE TIME OF ACQUISITION OF THIS CERTIFICATE, TO SELL THIS CERTIFICATE TO A PERSON THAT IS (I) A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

UNTIL 40 DAYS AFTER THE INITIAL PURCHASERS NOTIFY THE ISSUER THAT THE RESALE OF THE CERTIFICATES HAS BEEN COMPLETED (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS CERTIFICATE, ACKNOWLEDGES THAT THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS CERTIFICATE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

The Holder and any transferee of this certificate will be deemed to have represented by virtue of its purchase or holding of this certificate (or interest therein) that either (X) it is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan or (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, it is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

REGULATION S GLOBAL CLASS B-5 CERTIFICATE

REGULATION S CERTIFICATE

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Initial Class Principal	Initial Certificate
Amount of the Class B-5	Principal Amount of this
Certificates: $0	Certificate: $0

Certificate Interest Rate: Variable	Cut-off Date: December 1, 2014

Final Scheduled Distribution	CUSIP: U13006 AS7
Date: November 2044

NUMBER 1	ISIN: USU13006AS73

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

RULE 144A GLOBAL CLASS R CERTIFICATE

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE POOLING AND SERVICING AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

EACH INVESTOR OF THIS CERTIFICATE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in two pools of residential mortgage loans and any other assets established by

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Percentage Interest of this	Cut-off Date: December 1, 2014
Certificate: 100%

Final Scheduled Distribution
Date: November 2044	CUSIP: 12649G AT3

NUMBER 1	ISIN: US12649GAT31

THIS CERTIFIES THAT Credit Suisse Securities (USA) LLC is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of: (i) the Mortgage Loans (excluding the servicing rights with respect to the Mortgage Loans), including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with (vii) the rights of the Trustee (on behalf of the Certificateholders) under the AAR Agreements and the Servicing Agreements and all proceeds of the foregoing (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in January 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, has caused this Certificate to be duly executed.

Christiana Trust, A division of Wilmington Savings Fund Society, FSB, as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

CSMC TRUST 2014-OAK1

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the “Depositor”), Select Portfolio Servicing, Inc. as a servicer (“SPS”), Wells Fargo Bank, N.A. as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) or Percentage Interest of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000 or, in the case of any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services — CSMC Trust 2014-OAK1 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, SPS and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) or Percentage Interest will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Certificates are issued in the denominations set forth in the Pooling and Servicing Agreement. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance has declined to less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates. If the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding does not exercise such option, on any date on which the Aggregate Stated Principal Balance has declined to less than 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Master Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.        That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.        That the Purchaser’s Taxpayer Identification Number is [ ].

3.        That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.        That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

5.        That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

6.        That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.        That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.        That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.        That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.      That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.      The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.      That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.      That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-2

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF _______________________________

STATE OF _________________________________

My commission expires the _____ day of __________ 20__.

B-3

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re: CSMC Trust 2014-OAK1

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXECUTION VERSION

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

EXECUTION VERSION

Christiana Trust, A Division of Wilmington Savings Fund Society, FSB

as Trustee under the Pooling and Servicing Agreement relating to

CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates,

Series 2014-OAK1,

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

as Depositor

and

WELLS FARGO BANK, N.A.

as Custodian

CUSTODIAL AGREEMENT

as of December 1, 2014

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EXHIBITS

EXHIBIT 1	FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

EXHIBIT 2	FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

EXHIBIT 3	FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4	AUTHORIZED REPRESENTATIVES OF Christiana Trust, A Division of Wilmington Savings Fund Society, FSB, SELECT PORTFOLIO SERVICING, INC., PHH MORTGAGE CORPORATION AND NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE SERVICING

EXHIBIT 5	MORTGAGE LOAN SCHEDULE

EXHIBIT 6	FORM OF LOST NOTE AFFIDAVIT

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THIS CUSTODIAL AGREEMENT (the “Custodial Agreement”), dated as of December 1, 2014, by and among Christiana Trust, A Division of Wilmington Savings Fund Society, FSB, a federal savings bank organized under the laws of the United States (the “Trustee”), having an address at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust - CSMC Trust 2014-OAK1, not individually, but solely as trustee under the Pooling and Servicing Agreement for CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1 (the “Trust”), CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware Corporation having an address at 11 Madison Avenue, 4th Floor, New York, New York 10010, as depositor (the “Depositor”), and WELLS FARGO BANK, N.A., a national banking association having an address at 1015-10th Avenue SE, Minneapolis, Minnesota 55414, Attention: Client Manager- CSMC 2014-OAK1, as custodian (the “Custodian”).

WITNESSETH

WHEREAS, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) has agreed to transfer certain conventional fixed-rate mortgage loans (the “Mortgage Loans”) to the Trustee, pursuant to the terms and conditions of the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, the Trustee, Select Portfolio Servicing, Inc. as a servicer (“SPS”) and Wells Fargo Bank, N.A. as master servicer and securities administrator;

WHEREAS, the Servicers (as defined below) are to service the Mortgage Loans pursuant to the terms and conditions of the Pooling and Servicing Agreement or the related Servicing Agreement, as applicable, and the Trustee will retain record title to the Mortgage Loans; and

WHEREAS, the Custodian is a national banking association and is otherwise authorized to act as Custodian pursuant to this Custodial Agreement.

NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1.	Definitions.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, a copy of which has been received by the Custodian.

Agreement: This Custodial Agreement and all amendments, attachments and supplements hereto.

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of Maryland, Minnesota, Delaware, New Jersey, New York, Pennsylvania, South Carolina, Texas or Utah, (iii) a day on which banking institutions in the States of Maryland, Minnesota, Delaware, New Jersey, New York, Pennsylvania, South Carolina, Texas or Utah are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Closing Date: December 23, 2014.

Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian as set forth in Section 2 of this Custodial Agreement.

Custodian: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Custodian under this Custodial Agreement as herein provided.

Delivery Date: The date which occurs five (5) Business Days prior to the Closing Date or such other date as mutually agreed upon by the Depositor, Trustee, and the Custodian.

Master Servicer: Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

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MERS Event: The occurrence of any of the following events: (i) a monthly payment on a MERS Mortgage Loan that has not been received within 60 days of its Due Date; (ii) a court of competent jurisdiction in a particular state rules that MERS is not an appropriate, permissible or authorized system for transferring ownership of Mortgage Loans in that state; or (iii) (A) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against MERS, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or (B) MERS shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to MERS or of or relating to all or substantially all of its property; or (C) MERS shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations. With respect to the event described in clause (ii), a MERS Event will be deemed to have occurred with respect to all Mortgage Loans in the related state, and with respect to any of the events described in clause (iii), a MERS Event will be deemed to have occurred with respect to all of the Mortgage Loans.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

Mortgage Loan: The mortgage loan relating to each Custodial File sold, assigned or transferred pursuant to this Custodial Agreement and identified on the Mortgage Loan Schedule attached hereto as Exhibit 5, as such Mortgage Loan Schedule may be supplemented from time to time.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by (i) a Mortgage under a Mortgage Loan or (ii) Cooperative Shares and a Proprietary Lease under a Mortgage Loan.

Originator: Each of Academy Mortgage Corporation, American Neighborhood Mortgage Acceptance Company, AmeriPro Funding, Inc., Amerisave Mortgage Corporation, Banc of California, National Association, d/b/a Banc Home Loans, successor in interest to Pacific Trust Bank, Berkshire Bank, Blue Hills Bank, Broker Solutions, Inc. d/b/a New American Funding, Caliber Home Loans, Inc., Carolina Premier Bank, Carrington Mortgage Services, LLC, Cherry Creek Mortgage Co., Inc., Cobalt Mortgage, Inc., Cornerstone Home Lending, Inc., Dubuque Bank and Trust Company, EagleBank, Envoy Mortgage, Ltd., The Equitable Bank, Everett Financial, Inc., Farmington Bank, FBC Mortgage, LLC, First Choice Loan Services Inc., First Savings Mortgage Corporation, FirstBank, Freedom Mortgage Corporation, FSGBank, N.A., Gateway Bank F.S.B., Gershman Investment Corp. d/b/a Gershman Mortgage d/b/a Midwest Lending, GMFS, LLC, Green Tree Servicing LLC, Guaranteed Rate, Inc., Guaranty Trust Company, Guild Mortgage Company, HomeStreet Bank, Impac Mortgage Corp., JMAC Lending, Inc., Kinecta Federal Credit Union, loanDepot.com, LLC, Mega Capital Funding, Inc., Mortgage Network, Inc., Nationstar Mortgage LLC, Northwest Bank, Pacific Union Financial, LLC, Paramount Residential Mortgage Group, Inc., PHH Home Loans, LLC, PHH Mortgage Corporation, Pinnacle Capital Mortgage Corporation, PMAC Lending Services, Inc., PrimeLending, a PlainsCapital Company, Prosperity Home Mortgage, LLC, Provident Funding Associates, L.P., Quontic Bank, Radius Bank, RMR Financial, LLC, Sierra Pacific Mortgage Company, Inc., Skyline Financial Corp., Stonegate Mortgage Corporation, Universal American Mortgage Company, LLC, Vanguard Funding LLC and Wintrust Mortgage, a division of Barrington Bank & Trust Company, N.A., each as company under the related AAR Agreement, and any successor thereto.

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Servicer: SPS, PHH Mortgage Corporation or New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing (“Shellpoint Mortgage Servicing”), as applicable, or any successor in interest.

Trustee: Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not individually, but solely in its capacity as Trustee under the Pooling and Servicing Agreement or its assigns.

Trust Receipt: Either a Trust Receipt and Initial Certification or a Trust Receipt and Final Certification.

Trust Receipt and Initial Certification: A trust receipt and initial certification as to each Mortgage Loan, which Trust Receipt and Initial Certification is delivered to the Trustee and the Depositor by the Custodian in the form annexed hereto as Exhibit 1.

Trust Receipt and Final Certification: A trust receipt and final certification as to each Mortgage Loan, which Trust Receipt and Final Certification is delivered to the Trustee and the Depositor by the Custodian in the form annexed hereto as Exhibit 2.

Section 2.	Delivery of Custodial Files.

The Depositor shall deliver and release or cause to be delivered and released to the Custodian on the Delivery Date the following documents pertaining to each of the Mortgage Loans identified in the related Mortgage Loan Schedule:

With respect to any Mortgage Loan:

(i)        The original Mortgage Note endorsed to the order of the Trustee or in blank, or a Lost Note Affidavit, substantially in the form annexed hereto as Exhibit 6, in lieu thereof, with a copy of the original Mortgage Note attached and with all prior and intervening endorsements or certified copies thereof

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(ii)        The original recorded Mortgage, or if the original Mortgage has been submitted for recordation but has not been returned by the applicable public recording office, a certified copy thereof.

(iii)       In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage to the Trustee or in blank, in recordable form.

(iv)       An original or copy of policy of title insurance or, if the policy has not yet been issued, a copy of the written commitment or interim binder issued by the title insurance company.

(v)        Each original recorded intervening Assignment of Mortgage as may be necessary to show a complete chain of title, or if any assignment has been submitted for recordation but has not been returned from the applicable public recording office or is otherwise not available, a certified copy thereof.

(vi)       The original or certified copies of each assumption agreement, modification agreement, written assurance or substitution agreement, if any.

(vii)      Originals or copies of each power of attorney, surety agreement and guaranty agreement, if any.

(viii)     The original or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

(ix)        With respect to Mortgage Loans designated as Co-op Loans on the Mortgage Loan Schedule: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the Trustee or in blank, with all intervening assignments showing a complete chain of title and an assignment thereof by last endorsee; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement; and (iv) copies of the financing statement filed by the Originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the last endorsee in a form sufficient for filing.

Notwithstanding the foregoing, in the event that any of the foregoing documents set forth in Section 2 with respect to any Mortgage Loan are (i) in the possession of a foreclosure or bankruptcy attorney or a Servicer, a bailee letter from such foreclosure or bankruptcy attorney or such Servicer, as applicable, which itemizes the documents in the foreclosure or bankruptcy attorney’s or such Servicer’s possession shall be acceptable in lieu of the delivery requirements set forth above or (ii) in the possession of a Servicer in connection with a Mortgage Loan that has or will be paid in full, a document attestation from such Servicer shall be acceptable in lieu of the delivery requirements set forth above.

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If with respect to any Mortgage Loan there is a not a complete chain of endorsements, the Custodian shall so state in the exception report.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery hereunder at the time required, in lieu of delivering such recorded documents, the Depositor shall deliver or shall cause to be delivered to the Custodian a copy thereof certified as a true, correct and complete copy of the original which has been transmitted for recordation, if available to the Depositor; provided, however, that if such copy is delivered to the Custodian, the Custodian shall list such as an exception on the exception report. The Depositor shall deliver or shall cause to be delivered such recorded documents to the Custodian promptly when they are received.

Upon the occurrence of a MERS Event with respect to any or all of the Mortgage Loans, the related Servicer shall deregister such Mortgage Loans from MERS and cause MERS to prepare an Assignment of Mortgage within 15 Business Days (or with respect to Shellpoint Mortgage Servicing, 30 Business Days) with respect to each such Mortgage Loan in the name of the Trustee on behalf of the Certificateholders, and any other notice, document or instrument as may be necessary to effect or evidence the transfer of each such related Mortgage to the Trustee on behalf of the Certificateholders. The related Servicer shall deliver such Assignment of Mortgage to the Custodian for inclusion in the Custodial Files.

Section 3.	Custodian as Bailee.

The Custodian hereby acknowledges that it is, and agrees to act as, bailee for the Trustee and is holding each Custodial File delivered to it in trust for the Trustee.

Section 4.	Trust Receipt and Initial Certification of the Custodian.

(a)        No later than 11:00 a.m. Eastern Time on the Closing Date, the Custodian shall deliver to the Trustee, the Master Servicer, the Seller and the Depositor a Trust Receipt and Initial Certification certifying, subject to any exceptions noted thereon, as to each Mortgage Loan, on the Mortgage Loan Schedule, (i) receipt of the original Mortgage Note and Assignment of Mortgage and (ii) that the Mortgage Note has been reviewed by the Custodian and appears regular on its face and relates to such Mortgage Loan.

(b)        Upon the written directions of the Trustee, the Custodian shall deliver all or any portion of the related Custodial Files held by it pursuant to such Trust Receipt to the Trustee, or to such other party designated by such Trustee in such written direction, and to the place indicated in any such written direction from the Trustee.

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Section 5.	Obligations of the Custodian.

With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Trustee exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Custodial Agreement and the instructions furnished by the Trustee. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any document in the Custodial File or of any Mortgage Loans or (ii) the collectability, insurability, effectiveness including the authority or capacity of any Person to execute or issue any document in the Custodial File, or suitability of any Mortgage Loan unless specified otherwise in this Custodial Agreement. The Custodian shall promptly report to the Trustee any failure on its part to hold the Custodial Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure.

Section 6.	Final Certification.

Not later than 270 days following the Closing Date the Custodian shall ascertain that all documents specified in Section 2 of this Custodial Agreement are in its possession, and shall deliver to the Trustee, the Master Servicer, the Seller and the Depositor a Trust Receipt and Final Certification certifying, subject to any exceptions noted thereon that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Sections 2(i)-(iv) and, to the extent delivered to the Custodian, Sections 2(v)-(ix) of the Custodial Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; and (iii) each Mortgage Note has been endorsed as provided in Section 2(i) of this Custodial Agreement and each Assignment of Mortgage is executed in blank in accordance with Section 2(iii) of this Custodial Agreement. Upon receipt of such Trust Receipt and Final Certification, the Trustee will send a copy of the Trust Receipt and Final Certification to the Holder or Holders of the majority of the Class Principal Amount of the most subordinate Class of Certificates outstanding.

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Section 7.	Future Defects.

During the term of this Custodial Agreement, if Custodian discovers any defect with respect to the Custodial Files, Custodian shall promptly give written specification of such defect to the Trustee, the Depositor, the Master Servicer and the related Servicer. For purposes of this Section, “defect” shall mean a failure of a document to be returned to the Custodian upon release to the applicable Servicer pursuant to Section 8, and the applicable Servicer shall be solely responsible for curing such defect.

Section 8.	Release for Servicing.

From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon written receipt from the related Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to such Servicer the related Custodial File or the documents set forth in such request and receipt to such Servicer. The related Servicer promptly shall return to the Custodian the Custodial File or other such documents when such Servicer’s need therefor no longer exists, unless the related Mortgage Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the related Servicer to the Custodian in the form annexed hereto as Exhibit 3, the related Servicer’s request and receipt submitted pursuant to the first sentence of this Section 8 shall be released and the Custodian shall have no further obligations in connection therewith.

In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that the Custodian was required to review, and was in its possession for purposes of review pursuant to this Custodial Agreement, within five (5) Business Days after requested by a Servicer (a “Custodial Delivery Failure”), and provided, that (i) the Custodian previously delivered a Trust Receipt and Initial Certification with respect to such Mortgage Loan which did not list such document as an exception; and (ii) such document is not outstanding pursuant to a request for release of documents and receipt in the form annexed hereto as Exhibit 3 or delivered pursuant to written directions of the Trustee under Section 4(b), then the Custodian shall (x) with respect to any missing Mortgage Note, promptly deliver to the Trustee, upon request, a Lost Note Affidavit in the form annexed hereto as Exhibit 6 and indemnify the Trust, its successors and assigns as set forth therein, and (y) with respect to any Assignment of Mortgage or other missing document related to a Mortgage Loan required to be reviewed but not identified as an exception or released or delivered as described in clause (ii) above, indemnify and hold harmless, from the Custodian’s own funds, the Trust for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure, in each case subject to the first paragraph of Section 25.

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Section 9.	Limitation on Release.

The foregoing provision respecting release to the related Servicer of the Custodial Files and documents by the Custodian upon request by such Servicer shall be operative only to the extent that at any time the Custodian shall not have released to such Servicer active Custodial Files or documents (including those requested) pertaining to more than 15% of the Mortgage Loans in the Trust Fund serviced by the related Servicer, as determined by the related Servicer. Any additional Custodial Files or documents requested to be released by the related Servicer may be released only upon written authorization of the Depositor. The limitations of this paragraph shall not apply to the release of Custodial Files to the related Servicer under Section 10 below.

Section 10.	Release for Payment.

Upon receipt by the Custodian of a Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit 3, the Custodian shall promptly release the related Custodial File to the related Servicer.

Section 11.	Fees of Custodian.

The fees of the Custodian together with the Custodian’s expenses in connection herewith shall be paid by the Master Servicer from the Master Servicing Fee (with the exception of conference room fees and extraordinary time charges, which shall be the obligation of the party requesting such services). The obligation to pay the Custodian such fees and reimburse the Custodian for such expenses in connection with services provided by the Custodian shall survive the termination of this Agreement and the resignation and removal of the Custodian.

Section 12.	Removal of Custodian.

The Trustee with cause, may upon at least 60 days’ notice remove and discharge the Custodian from the performance of its duties under this Custodial Agreement by written notice from the Trustee to the Custodian. Having given notice of such removal, the Trustee promptly shall appoint a successor Custodian (which may be the Trustee or an affiliate of the Trustee) hereunder to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee and an original to the successor Custodian (with a copy to each Servicer), provided that any such successor Custodian shall meet the criteria set forth in the following paragraph. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Custodial Agreement. In the event of any such appointments the Master Servicer shall be responsible for the fees and expenses of the existing and successor Custodian. If the Trustee removes the Custodian for cause, the Custodian shall be responsible for all expenses incurred in the transmission of the Custodial Files to the successor Custodian, the Custodian shall not charge any release fees that would otherwise be applicable and the Seller shall be responsible for any recertification fees of the successor Custodian. In the event that no successor Custodian is appointed within thirty (30) days after written notice of Custodian’s removal is received by the Trustee, the Master Servicer, the Depositor, and the Servicers, the Custodian may petition, at the expense of the Trust, a court of competent jurisdiction to appoint a successor Custodian or deliver, at its own expense, the Custodial Files to the Trustee.

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Any successor Custodian shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of S&P or DBRS to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each of S&P and DBRS. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time a successor Custodian shall cease to be eligible in accordance with the provisions of this Section 12, such successor Custodian shall resign immediately and be replaced as specified in the previous paragraph. The entity serving as successor Custodian may have normal banking and trust relationships with the Depositor and its affiliates or each Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Servicers.

Section 13.	Transfer of Custodial Files.

Upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.

Section 14.	Examination of Custodial Files.

Upon reasonable prior notice to the Custodian but not less than two (2) Business Days notice, the Trustee and its agents, accountants, attorneys, auditors and designees will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans. The Custodial Files shall be maintained at Wells Fargo Bank, N.A., 1015-10th Avenue SE, Minneapolis, Minnesota 55414 or at such other location as the Custodian may designate in writing to the Trustee.

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Section 15.	Insurance of Custodian.

At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Company’s & Servicers Guide.

Section 16.	Counterparts.

For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 17.	Periodic Statements.

Upon the written request of the Trustee at any time, the Custodian shall provide to the Trustee a list of all the Mortgage Loans and exception report for which the Custodian holds a Custodial File pursuant to this Custodial Agreement. Such list may be in a mutually agreeable electronic format.

Section 18.	Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 19.	Copies of Mortgage Documents.

Upon the written request of the Servicers or the Trustee, acting solely at the direction of the Servicers or a Certificateholder, the Custodian shall provide the Trustee or the Servicers with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans, and all expenses incurred by the Custodian in connection therewith shall be paid by the Trust from the Trust Fund.

11

Section 20.	No Adverse Interest of Custodian.

By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no interest adverse to the Trustee, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

Section 21.	Termination by Custodian.

The Custodian may terminate its obligations under this Custodial Agreement upon at least 60 days’ prior written notice to the Trustee, the Master Servicer, the Depositor and the Servicers. In the event of such termination, the Trustee shall appoint a successor Custodian and shall notify the Depositor, the Master Servicer and the Servicers of such appointment. The payment of such successor Custodian’s fees and expenses shall be solely the responsibility of the Master Servicer. Upon such appointment, the Custodian shall promptly transfer at its expense (if the Custodian terminates without cause) to the successor Custodian, as directed by the Trustee, all Custodial Files being administered under this Custodial Agreement. In the event that no successor Custodian is appointed within thirty (30) days after written notice of Custodian’s resignation is received by the Trustee, the Master Servicer, the Depositor, and the Servicers, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian or deliver the Custodial Files to the Trustee. Notwithstanding the foregoing, in the event of the Master Servicer’s failure to pay the fees or expenses to the Custodian within thirty (30) days of the delivery of an invoice therefor, the Custodian shall have the right to terminate this Agreement upon at least thirty (30) days’ prior written notice to the Trustee, the Master Servicer, the Depositor and the Servicers and thereupon deliver the Custodial Files to the Trustee.

Section 22.	Term of Agreement.

Unless terminated pursuant to Section 12 or Section 21 hereof, this Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due under the Pooling and Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

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Section 23.	Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the addresses shown on the first page hereof, and in the case of the Trustee, to the attention of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust, CSMC Trust 2014-OAK1, and in the case of the Custodian, to the attention of Wells Fargo Bank, N.A. 1015-10th Avenue SE, Minneapolis, Minnesota 55414, Attention: Client Manager- CSMC Trust 2014-OAK1 and with respect to the Servicers, the addresses set forth in Exhibit 7 of this Custodial Agreement, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 24.	Successors and Assigns.

The Custodian may assign its rights and obligations under this Agreement, in whole or in part, to any Affiliate; however, the Custodian agrees to notify the Trustee and the Depositor of any such assignment. “Affiliate” is defined as any entity that directly or indirectly is under common control with the Custodian, or is under contract to be under common control with the Custodian, and shall include a subsidiary or parent company of the Custodian.

This Custodial Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any person into which the Custodian may be merged or converted or with which the Custodian may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary herein notwithstanding. Any assignee shall forward a list of authorized representatives to each party to this Custodial Agreement pursuant to Section 28 of this Custodial Agreement.

Section 25.	Indemnification.

Neither the Custodian nor any of its directors, affiliates, officers, agents, or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event under this Agreement (including exhibits hereto) shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

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The Custodian agrees to indemnify and defend, from the Custodian’s own funds, and hold the Trustee and its directors, affiliates, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian’s material breach of this Agreement caused by its negligence, lack of good faith or willful misconduct, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Trustee because of the breach by the Trustee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Trustee or any of its directors, affiliates, officers, agents, or employees. The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.

The Custodian and any director, officer, employee or agent of the Custodian shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to this Custodial Agreement or in connection with the performance of any of the Custodian’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Custodian’s duties hereunder. As a limitation on the foregoing, as set forth in the Pooling and Servicing Agreement, any Expenses that are reimbursable will be subject in the case of the Master Servicer, the Securities Administrator, the Independent Reviewer, the Trustee and the Custodian only, to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year (such initial year and each such anniversary year, a “Deal Year”) thereafter) to be paid to such parties collectively, whether from collections from Pool 1 or Pool 2, on a pro rata basis, apportioned among the Master Servicer, the Securities Administrator, the Independent Reviewer, the Custodian and the Trustee, in proportion to the aggregate amount of claims received by the Securities Administrator (and up to the amount set forth in (X) below in the case of the Trustee, up to the amount set forth in (Y) below in the case of the Independent Reviewer and up to the amount set forth in (Z) below in the case of the Custodian); provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that Deal Year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that Deal Year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that Deal Year, will be deferred until the following Deal Year and if the total amount of such deferred claims exceeds $300,000 then such deferred amounts shall be paid first in such following Deal Year (and each subsequent Deal Year as may be needed until such deferred claims are paid in full) and shall be apportioned among the Master Servicer, the Securities Administrator, the Independent Reviewer, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior Deal Year; provided that, (X) in no event will the aggregate amount reimbursable to the Trustee exceed $125,000 annually (per Deal Year) and (Y) in no event will the aggregate amount reimbursable to the Independent Reviewer exceed $5,000 annually (per Deal Year). The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.

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Section 26.	Reliance of Custodian.

In the absence of gross negligence or bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any data communications, magnetic tape, request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement. Any written instruction provided by a Servicer in accordance with this Custodial Agreement shall be deemed to have been provided by the appropriate Servicer.

Section 27.	Transmission of Custodial Files.

Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of Mortgage Files and loan documents in the performance of the Custodian’s duties hereunder shall be delivered by the related Servicer to the Custodian prior to any shipment of any Mortgage Files and loan documents hereunder. The Trustee will arrange for the provision of such services at the reasonable cost and expense of the Trust (or, at the Custodian’s option, the Trust shall reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions). Without limiting the generality of the provisions of Section 25 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Trustee arising out of actions of the Custodian consistent with instructions of the Trustee.

In the absence of written instructions, the Custodian may ship the mortgage files and loan documents by any nationally recognized courier and will be held harmless against any losses as stated in Section 25.

15

Section 28.	Authorized Representatives.

Each individual designated as an authorized representative of the Trustee, SPS, PHH Mortgage Corporation or Shellpoint Mortgage Servicing (an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Trustee, SPS, PHH Mortgage Corporation or Shellpoint Mortgage Servicing, and the specimen signature for each such Authorized Representative of the Trustee, SPS, PHH Mortgage Corporation and Shellpoint Mortgage Servicing, initially authorized hereunder, is set forth on Exhibit 4 hereof. From time to time, each Servicer or the Trustee may, by delivering to the Custodian a revised exhibit, change the information previously given pursuant to this Section 28, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 29.	Reproduction of Documents.

This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 30.	Force Majeure.

The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations adopted after the date of this Agreement, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature to the foregoing.

Section 31.	Limitations on the Responsibilities of the Custodian.

(i)           Except as provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodial Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(ii)          The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

16

(iii)          The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Custodial File.

(iv)          Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement.

(v)           The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(vi)          The Custodian shall have no responsibility or duty with respect to any Custodial File while not in its physical possession, it being expressly understood and agreed that possession by the Custodian of any Custodial File shall not be imputed to the Custodian at any time such Custodial File has been released pursuant to a Request for Release of Documents or is in transit with a courier to or from the Custodian. If the Custodian requests instructions from the Trustee, the Master Servicer or a Servicer with respect to any action or failure to act in connection with this Agreement and such request is in writing, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Trustee, the Master Servicer or such Servicer without incurring any liability therefor to the Trustee, the Servicers, the Master Servicer or any other Person. Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Custodial File is held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or on the ability of the Custodian to perform its duties hereunder.

(vii)         The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

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(viii)        No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(ix)          The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.

(x)           Any written instructions provided to the Custodian by a Servicer in accordance with this Agreement shall be deemed to be provided by the appropriate Servicer.

(xi)           In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Custodian is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with Applicable Law.

(xii)          The Custodian may engage one or more nationally recognized third parties to perform recording services and document delivery services and any other third party as requested or directed by the Trustee in connection with the Custodian's duties hereunder, and shall not be responsible for the actions or non-actions of such third parties so long as the Custodian is not negligent in selecting such third parties; provided, however, that such appointment shall not relieve the Custodian from performance of its duties hereunder.

(xiii)         In no event shall Custodian be liable for any error of judgment made in good faith by an officer or officers of Custodian unless it shall be conclusively determined by a court of competent jurisdiction that Custodian was negligent in ascertaining the pertinent facts.

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IN WITNESS WHEREOF, the Trustee, the Depositor and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

Christiana Trust, A Division of Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement for CSMC Trust 2014-OAK1

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORP.,
as Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:

Acknowledged and agreed:

SELECT PORTFOLIO SERVICING, INC.		PHH MORTGAGE CORPORATION

By:		By:
	Name:		Name:
	Title:		Title:

NEW PENN FINANCIAL, LLC D/B/A
SHELLPOINT MORTGAGE SERVICING

By:
Name:
Title:

Acknowledged and agreed

with respect to Section 12:

FIVE OAKS ACQUISITION CORP.

By:
Name:
Title:

EXHIBIT 1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[________], 2014

Credit Suisse First Boston Mortgage Securities Corp. Eleven Madison Avenue New York, New York 10011	Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee under the Pooling and Servicing Agreement 500 Delaware Avenue, 11th Floor Wilmington, Delaware 19801

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045-1951	Five Oaks Acquisition Corp. 540 Madison Avenue, 19th Floor New York, New York 10022

Re:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1, Custodial Agreement, dated as of December 1, 2014, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Credit Suisse First Boston Mortgage Securities Corp., as Depositor, and Wells Fargo Bank, N.A., as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exception report attached hereto) that (i) it has received the original Mortgage Note as provided in Section 2(i) and Assignment of Mortgage as provided in Section 2(iii) with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto as Exhibit A and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

EX-1-1

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Initial Certification is not divisible or negotiable.

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at 1015-10th Avenue SE, Minneapolis, Minnesota 55414, Attention: Client Manager- CSMC 2014-OAK1.

EX-1-2

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.
as Custodian

By:
Name:
Title:

EX-1-3

EXHIBIT 2

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

Credit Suisse First Boston Mortgage Securities Corp. Eleven Madison Avenue New York, New York 10011	Christiana Trust, a division of Wilmington Savings Fund Society, FSB as Trustee under the Pooling and Servicing Agreement 500 Delaware Avenue, 11th Floor Wilmington, Delaware 19801

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045-1951	Five Oaks Acquisition Corp. 540 Madison Avenue, 19th Floor New York, New York 10022

Re:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1, Custodial Agreement, dated as of December 1, 2014, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Credit Suisse First Boston Mortgage Securities Corp., as Depositor, and Wells Fargo Bank, N.A., as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exception report attached hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(iv) and, to the extent delivered to the Custodian, Sections 2(v)-(ix) of the Custodial Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; and (iii) each Mortgage Note has been endorsed as provided in Section 2(i) of the Custodial Agreement and each Assignment of Mortgage is executed in blank in accordance with Section 2(iii) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

EX-2-1

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Final Certification is not divisible or negotiable.

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 1015-10th Avenue SE, Minneapolis, Minnesota 55414, Attention: Client Manager- CSMC 2014-OAK1.

EX-2-2

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:

EX-2-3

EXHIBIT 3

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:	Wells Fargo Bank, N.A., as Custodian

[address]

Attn:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1

Re:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1, Custodial Agreement, dated as of December 1, 2014, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Credit Suisse First Boston Mortgage Securities Corp., as Depositor, and Wells Fargo Bank, N.A., as Custodian

All capitalized terms used herein shall have the means ascribed to them in the Custodial Agreement (the “Agreement”) referenced above.

In connection with the administration of the pool of Mortgage Loans held by you as Custodian, we request the release, and acknowledge receipt, of the Custodial File/[specify documents] for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (Check one)

1.                          Mortgage Loan Paid in Full       ___

2.                          Mortgage Loan Liquidated        ___

3.                          Mortgage Loan in Foreclosure  ___

4.          Permanent Release (Servicer hereby confirms that the requested documents shall be permanently released from custody and that Custodian shall have no further obligation in respect thereof under the Custodial Agreement) (explain basis for permanent release)    ___

5.                          Other (explain)                            ___

EX-3-1

[If box 3 or 5 above is checked, and if any part of the Custodial File was previously released to us, please return to us our previous receipt on file with you, and release to us any additional documents in your possession relating to the above specified Mortgage Loan.]

[If box 1, 2 or 4 above is checked, the Servicer hereby confirms that the requested Custodial File(s) (or documents forming a part thereof) shall be permanently released from custody and that the Custodian shall have no further obligation in respect thereof under the Custodial Agreement]

[SELECT PORTFOLIO SERVICING, INC.]
[PHH MORTGAGE CORPORATION]
[NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE SERVICING]
as Servicer

By:
Name:
Title:

EX-3-2

EXHIBIT 4

AUTHORIZED REPRESENTATIVES OF Christiana Trust, A Division of

Wilmington Savings Fund Society, FSB

Name	Title	Email Address	Signature

EX-4-1

AUTHORIZED REPRESENTATIVES OF SELECT PORTFOLIO SERVICING, INC.

Name	Title	Email Address	Signature

EX-4-2

AUTHORIZED REPRESENTATIVES OF PHH MORTGAGE CORPORATION

Name	Title	Email Address	Signature

EX-4-3

AUTHORIZED REPRESENTATIVES OF NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE SERVICING

Name	Title	Email Address	Signature

EX-4-4

EXHIBIT 5

MORTGAGE LOAN SCHEDULE

EX-5-1

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

I, as ___________________________ (title) of Wells Fargo Bank, N.A. (the “Custodian”), am authorized to make this Affidavit on behalf of Wells Fargo Bank, N.A.. In connection with the administration of the Mortgage Loans held by Wells Fargo Bank, N.A., as Custodian, on behalf of Christiana Trust, a division of Wilmington Savings Fund Society, FSB, solely as Trustee (the “Trustee”) of CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1 (the “Trust”), _______________ (hereinafter called “Deponent”), being duly sworn, deposes and says that:

1.	Custodian’s address is:

Wells Fargo Bank, N.A.
1015-10th Avenue SE

Minneapolis, Minnesota 55414
Attention: Client Manager – CSMC Trust 2014-OAK1

2.	Custodian previously delivered to the Trustee a signed Trust Receipt and Initial Certification with respect to such Mortgage Note;

3.	Such Mortgage Note is not outstanding pursuant to a request for release of documents and receipt;

4.	Aforesaid Mortgage Note (hereinafter called the “Original”) has been lost;

5.	Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

6.	The Custodian was the Custodian of the Original at the time of loss; and

7.	Deponent agrees that, if said Original should ever come into Custodian’s possession, custody or power, Custodian will immediately and without consideration surrender Original to the Trustee.

8.	Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Trust, its successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting solely from the unavailability of the Original, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a Mortgage Loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a purchased Mortgage Loan evidenced by the Original, (iv) the issuance of new promissory note in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone.
EX-6-1

9.	This Affidavit is intended to be relied on by [______], its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

EXECUTED THIS ____ day of _______, 20_, on behalf of the Custodian by:

Signature

Typed Name

State of California}

County of Orange}

On ________________________, before me, _________________________________Notary Public, personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

_________________________________

Notary signature

EX-6-2

EXHIBIT 7

ADDRESSES OF SERVICERS FOR NOTICES

New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing One Liberty Square 55 Beattie Place Greenville, South Carolina 29601	PHH Mortgage Corporation One Mortgage Way Mount Laurel, New Jersey 08054
Select Portfolio Servicing, Inc. 3815 South West Temple Salt Lake City, Utah 84165

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	CSMC Trust 2014-OAK1

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchasers, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated:                                             , ____

E-1-1

EXHIBIT E-2

FORM OF REGULATION S TRANSFER CERTIFICATE

Re:	CSMC Trust 2014-OAK1

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1)	the offer of the Certificates was not made to a person in the United States;

[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]*

[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;]*

(3)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchasers, the Depositor and the Certificate Registrar.

_____________________________________

[Name of Transferor]

By:__________________________________

Name:

Title:

 Dated: ___________, ____

E-2-1

EXHIBIT E-3

FORM OF INVESTOR REPRESENTATION LETTER

______________________________

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)          We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (a “QIB”), (C) to a Non-U.S. Person in compliance with Rule 903 or 904 under the Securities Act or (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, which, in the case of (B) or (C) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)          We understand that, in connection with any proposed resale of any Restricted Certificates to a QIB or a Non-U.S. Person, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)          We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)          We are either a QIB or a Non-U.S. Person and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is either a QIB or a Non-U.S. Person) as to each of which we exercise sole investment discretion.

(5)          We have received such information as we deem necessary in order to make our investment decision.

E-3-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-3-2

EXHIBIT F

Form of Remittance Report

(Available upon request.)

F-1

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.          The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.          The Investor either (x) is not, and on [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the conditions of Sections I and III of PTCE 95-60 have been satisfied; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor is permissible under applicable law, will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the _____ day of __________ 20___.

G-2

EXHIBIT H

[Reserved]

H-1

EXHIBIT I

Form of Request for Release

To:	Deutsche Bank National Trust Company, as Custodian

[address]

Attn:	CSMC Trust 2014-OAK1, Mortgage Pass-Through Certificates, Series 2014-OAK1

Re:	Custodial Agreement, dated as of December 1, 2014 among Credit Suisse First Boston Mortgage Securities Corp., Christiana Trust, a division of Wilmington Savings Fund Society, FSB and Deutsche Bank National Trust Company.

All capitalized terms used herein shall have the means ascribed to them in the Custodial Agreement (the “Agreement”) referenced above.

In connection with the administration of the pool of Mortgage Loans held by you as Custodian, we request the release, and acknowledge receipt, of the Custodian’s Mortgage Loan File/[specify documents] for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (Check one)

1.            Mortgage Loan Paid in Full          ____

2.            Mortgage Loan Liquidated           ____

3.            Mortgage Loan in Foreclosure    ____

4.            Permanent Release (Servicer hereby confirms that the requested documents shall be permanently released from custody and that Custodian shall have no further obligation in respect thereof under the Custodial Agreement) (explain basis for permanent release)                       ____

5.            Other (explain)                                ____

[If box 3 or 5 above is checked, and if any part of the Custodian’s Mortgage Loan File was previously released to us, please return to us our previous receipt on file with you, and release to us any additional documents in your possession relating to the above specified Mortgage Loan.]

[If box 1, 2 or 4 above is checked, the Servicer hereby confirms that the requested Mortgage Loan File(s) (or documents forming a part thereof) shall be permanently released from custody and that the Custodian shall have no further obligation in respect thereof under the Custodial Agreement]

I-1

SELECT PORTFOLIO SERVICING, INC.
as Servicer

By:
Name:
Title:

I-2

EXHIBIT J

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Servicer	Master Servicer	Securities Administrator
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

J-1

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X	X
1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.		X

J-2

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.			X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.		X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.		X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		N/A	N/A
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X	N/A	N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X	N/A	N/A

J-3

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	N/A	N/A
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X	N/A	N/A
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X	N/A	N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	N/A	N/A
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X	N/A	N/A

J-4

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X	N/A	N/A
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X	N/A	N/A
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

J-5

EXHIBIT K

Form of Section 404 Notice

NOTICE OF SALE OF OWNERSHIP OF MORTGAGE LOAN

Under federal law, borrowers are required to be notified in writing whenever ownership of a mortgage loan secured by their principal dwelling is sold, transferred or assigned (collectively, “sold”) to a new owner. This Notice is to inform you that the prior owner of your loan has sold your loan (described below) to the new owner identified below on December 23, 2014.

**NOTE: The new owner identified below is not the servicer of your loan. The servicer (identified below) acts on behalf of the new owner to handle the ongoing administration of your loan, including the collection of mortgage payments. Please continue to send your mortgage payments as directed by the servicer, and NOT to the new owner. Payments sent to the new owner instead of the servicer may result in late charges on your loan and your account becoming past due. Neither the new owner nor the servicer is responsible for late charges or other consequences of any misdirected payment.

SHOULD YOU HAVE ANY QUESTIONS REGARDING YOUR LOAN, PLEASE CONTACT THE SERVICER USING THE CONTACT INFORMATION SET FORTH BELOW. The servicer is authorized to handle routine inquiries and requests regarding your loan and, if necessary, to inform the new owner of your request and communicate to you any decision with respect to such request. **

Please note that the sale of your loan to the new owner may also result in a change of servicer. If this occurs, you will receive a separate notice, required under federal law, providing information regarding the new servicer.

LOAN INFORMATION

Date of Loan:

Original Amount of Loan:

Date Your Loan was Transferred to the New Owner:

Address of Mortgaged Property:

SERVICER INFORMATION

Name:	Select Portfolio Servicing, Inc.
Mailing Address:	[_______]
Telephone Number (Toll free):	[_______]
Website:	[_______]

Scope of responsibilities: The servicer is responsible for ongoing administration of your loan, including receipt of legal notices, receipt and processing of payments, resolution of payment-related issues, and response to any other inquiries you may have regarding your loan.

K-1

NEW OWNER INFORMATION

Please be advised that all questions involving the administration of your loan (including questions related to payments, deferrals, modifications or foreclosures) should be directed to the servicer at the number above and not to the new owner. The new owner does not have access to information relating to the administration of your loan, and will not be able to most answer loan-related questions.

Name:	CSMC Trust 2014-OAK1
Mailing Address (not for payments):	c/o Christiana Trust, A Division of Wilmington Savings Fund Society, FSB
[____________]
Telephone Number:	[_____]

Scope of responsibilities: As new owner, the above-named trust holds legal title to your loan. The above-named trustee, on behalf of the new owner, is authorized to receive legal notices and to exercise (or cause an agent on its behalf to exercise) certain rights of ownership with respect to your loan.

The transfer of the lien associated with your loan is currently recorded, or in the future may be recorded, in the public records of the local County Recorder’s office for the county where your property is located. If checked •, ownership of your loan is also recorded on the registry of the Mortgage Electronic Registrations System at 1818 Library Street, Suite 300, Reston, VA 20190.

The rights and obligations of the new owner, and consequently its authority to respond favorably to your requests or inquiries, may be limited by the terms of one or more contracts related to the securitization of your loan.

K-2

EXHIBIT L

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: RMBS – CSMC 2014-OAK1
Attention: CSMC Trust 2014-OAK1,

Mortgage Pass-Through Certificates, Series 2014-OAK1

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., as a Servicer and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.            The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).

2.            The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.            The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.            The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

L-1

EXHIBIT M

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)            The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses - copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

M-1

13.	The total of lines 1 through 12.

(c)	Credits:

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

M-2

Calculation of Realized Loss/Gain Form 332

Prepared by: __________________                                  Date: _______________

Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale                   3rd Party Sale                  Short Sale      Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                 Yes      No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2)	Interest accrued at Net Rate	(2)
(3)	Accrued Servicing Fees	(3)
(4)	Attorney's Fees	(4)
(5)	Taxes (see page 2)	(5)
(6)	Property Maintenance	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	(7)
(8)	Utility Expenses	(8)
(9)	Appraisal/BPO	(9)
(10)	Property Inspections	(10)
(11)	FC Costs/Other Legal Expenses	(11)
(12)	Other (itemize)	(12)
	Cash for Keys___________________________	(12)
	HOA/Condo Fees________________________	(12)
	______________________________________	(12)

	Total Expenses	$(13)
Credits:
(14)	Escrow Balance	$(14)
(15)	HIP Refund	(15)
(16)	Rental Receipts	(16)
(17)	Hazard Loss Proceeds	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	(18a)
HUD Part A

M-3

		(18b)
HUD Part B
(19)	Pool Insurance Proceeds	(19)
(20)	Proceeds from Sale of Acquired Property	(20)
(21)	Other (itemize)	(21)
	_________________________________________	(21)

	Total Credits	$(22)
Total Realized Loss (or Amount of Gain)		$(23)

M-4

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

M-5

EXHIBIT N

Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

N-1

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

N-2

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)

N-3

HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown
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Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

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Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

N-6

EXHIBIT O

Monthly File Layout

Standard Loan Level File Layout

For cases where a field below does not apply to the population of loans reported (e.g., SCHED_END_PRIN_BAL would not apply to loans an Actual/Actual pool or series) the Servicer should include the column in their file and leave it blank.

* Denotes the fields required per Regulation AB (REG AB)

Regulation AB (REG AB) is a directive published by the Securities & Exchange Commission (SEC) on January 7, 2005. The regulation is intended to enhance the detail and quality of information provided to investors of publicly traded asset-backed securities. It mandates that additional data elements, as applicable, be provided by Servicers in their standard monthly reports. More information can be found here: http://www.sec.gov/rules/final/33-8518.htm.

Exhibit 1 lists the standard fields that need to be reported monthly. Exhibit 1-A lists the modification fields that need to be reported at the time of the modification. The combined list of fields from Exhibit 1 and Exhibit 1-A make up Wells Fargo’s standard file layout.

Each file requires the following fields:

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
SER_INVESTOR_NBR*	A value assigned by the Servicer to define a group of loans.		Text up to 20 characters	No
LOAN_NBR*	A unique identifier assigned to each loan by the investor.		Text up to 10 characters	Yes
SERVICER_LOAN_ NBR*	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 characters	Yes
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
NOTE_INT_RATE	The loan interest rate (gross) as reported by the Servicer.	4 decimal places to the right		No
SCHED_GROSS_ INTEREST_AMT	The amount of interest due on the outstanding scheduled principal balance in the current cycle.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4 decimal places to the right		No
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer — only applicable for Scheduled/Scheduled and Scheduled/Actual Loans.	2 decimal places to the right	No commas(,) or dollar signs ($)	No

O-1

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
SERV_FEE_RATE	The Servicer's fee rate for a loan as reported by the Servicer.	4 decimal places to the right		No
SERV_FEE_AMT	The Servicer's fee amount for a loan as reported by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer — only applicable for Actual/Actual Loans.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
ACTL_BEG_PRIN_BAL	The borrower's interest bearing actual principal balance at the beginning of the processing cycle.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle — only applicable for Actual/Actual and Scheduled/Actual Loans.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
ACTL_END_PRIN_ BAL	The borrower's interest bearing actual principal balance at the end of the processing cycle.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
BORR_NEXT_PAY_ DUE_DATE*	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		mm/dd/yyyy	No
SCHED_BEG_PRIN_ BAL	The interest bearing scheduled outstanding principal balance due at the beginning of the cycle date to be passed through to investors.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SERV_CURT_AMT_1	The first curtailment amount to be applied to the interest bearing balance.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		mm/dd/yyyy	Yes
CURT_ADJ_AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SERV_CURT_AMT_2	The second curtailment amount to be applied to the interest bearing balance.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		mm/dd/yyyy	No
CURT_ADJ_AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2 decimal places to the right	No commas(,) or dollar signs ($)	No

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Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
SERV_CURT_AMT_3	The third curtailment amount to be applied to the interest bearing balance.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		mm/dd/yyyy	No
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
PIF_AMT	The loan "paid in full" amount for the interest bearing balance as reported by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PIF_DATE	The paid in full date as reported by the Servicer.		mm/dd/yyyy	Yes
ACTION_CODE*	A standard numeric code used to indicate the default status of a particular loan. This is a required field. NOTE: Field cannot be null; refer to Exhibit 5 for acceptable values		Text up to 2 characters	Yes
SCHED_END_PRIN_ BAL	The interest bearing scheduled principal balance due to investors at the end of a processing cycle.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PREPAY_PENALTY_ AMT*	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PREPAY_PENALTY_ WAIVED*	The prepayment penalty amount for the loan waived by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PREPAY_PENALTY_ SERVICER_PAID*	The prepayment penalty amount for the loan paid by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PREPAY_PENALTY_ BORROWER_PAID*	The prepayment penalty amount for the loan paid by the borrower.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4 decimal places to the right		No
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
SOLDIER_SAILOR_ ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
PRIN_ADJ	The sum of all principal adjustments that apply to a loan for a reporting cycle, including, but not limited to: principal adjustments due to capitalization, corrections to loan balances that were securitized incorrectly or monthly activity that cannot be categorized as a scheduled principal payment or a curtailment. Please note that these kinds of adjustments should be infrequent on any given loan and that such activity will result in inquiries and requests for more detailed data.	2 decimal places to the right	No commas(,) or dollar signs ($)	No

O-3

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
NON_ADV_LOAN_ AMT	The Non Recoverable Loan Amount, if applicable.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss for the interest bearing portion of a liquidated loan, if applicable. * A Loss should be reported as a positive number and a recovery as a negative number.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
DELINQ_P&I_ ADVANCE_AMT*	The current outstanding principal and interest advances made by Servicer.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
BREACH_FLAG*	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties NOTE: If populated, acceptable values = Y or N		Text up to 1 character	Yes
ACTUAL_ENDING_ BALANCE_TOTAL_ DEBT_OWED	For a loan with principal forbearance and/or a principal reduction alternative (PRA) forbearance amount, the value in this field will be the sum of the actual ending interest bearing balance plus the deferred amount(s). This will always be the value reported, regardless of how the principal forbearance and/or PRA forbearance amounts are reported.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
SCHEDULED_ ENDING_BALANCE_ TOTAL_DEBT_OWED	For a loan with principal forbearance and/or a principal reduction alternative (PRA) forbearance amount, the value in this field will be the sum of the scheduled ending interest bearing balance plus the deferred amount(s). This will always be the value reported, regardless of how the principal forbearance and/or PRA forbearance amounts are reported.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes

O-4

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
PRINCIPAL_ FORBEARANCE_ LOSS_(RECOVERY)

The Deferred Principal loss/recovery activity for the trust. Should be populated based on the following:

1. At the time of modification, (a) if the related NIB Deferred Principal is to be treated as NONLOSS methodology, it should be left blank, or (b) if LOSS methodology, it should be populated with the full Modified NIB Deferred Principal Amount.

2. After modification, (a) if NONLOSS methodology previously established, this should represent the total loss/recovery applied to deferred principal at liquidation; (b) if LOSS methodology previously established, this should represent (i) the corresponding recovery from any curtailments applied to the deferred principal balance or (ii) the recovered amount when the loan is paid in full.

NOTE: Losses should be positive; recoveries should be negative.

		2 decimal places to the right	No commas(,) or dollar signs ($)	No
NON_INTEREST_ BEARING_ DEFERRED_ PRINCIPAL_CURT_ AMT	The amount of principal to be applied to reduce the outstanding Non-Interest Bearing Deferred Principal Amount. This field cannot be used when the Non- Interest Bearing Deferred Principal Amount is being Paid in Full (the Non-Interest Bearing Deferred Paid in Full Amount field must be used in that instance).	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
NON_INTEREST_ BEARING_ DEFERRED_ PAID_IN_FULL_ AMOUNT	This value is to be reported when any principal forbearance loan modification either liquidates or is paid in full. This separate field is needed because most Servicers separately track the principal forbearance amount and thus the existing paid in full amount field will not work since it will incur interest on most Servicing systems and will only include the amount that is required to pay off the amortization balance.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
ENDING_NON_ INTEREST_BEARING_ DEFERRED_ PRINCIPAL_BAL	The ending balance that represents the outstanding Non-Interest Bearing Deferred Principal Balance as of the cut off date. Regardless of how the principal forbearance amount was reported at the time of modification, this balance is expected to be maintained and reported until the Non-Interest Bearing Deferred Principal Balance is liquidated or paid in full.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
ENDING_PRINCIPAL_ REDUCTION_ALT_ FORBEARANCE_BAL	The ending balance that represents the outstanding Principal Reduction Alternative Forbearance Balance (or similar program) as of the cut-off date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PRINCIPAL_REDUCT_ ALT_FORBEARANCE_ PAID_IN_ FULL_AMT	Regardless of how the Principal Reduction Alternative Forbearance Amount (or similar program) is reported at the time of modification (i.e., as a LOSS or not), this amount will not be populated until the last third of the outstanding amount is written off.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes

O-5

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
PRINCIPAL_REDUCT_ ALT_FORBEARANCE_ LOSS_(RECOVERY)

The PRA loss/recovery activity for the trust. Should be populated based on the following:

1. At the time of modification, (a) if the related PRA is to be treated as NONLOSS methodology, it should be left blank or, (b) if LOSS methodology, it should be populated with the full Modified PRA Amount.

2. After modification, (a) if NONLOSS methodology was previously established this should reflect any amounts forgiven, in the month that they occur; (b) any future recoveries, if applicable.

NOTE: Losses should be positive; recoveries should be negative.

		2 decimal places to the right	No commas(,) or dollar signs ($)	No
LIQUIDATION_ PROGRAM_TYPE

Indicates the type of government or industry program used for the loan liquidation, if applicable (i.e., short sales and deed-in-lieus done under the HAFA program). Only the applicable FNMA codes should be reported.

NOTE: Acceptable values are HMP3 (Deed-in-Lieu)

and HMP5 (Short Sale)

			Text up to 6 characters	Yes
MONTHLY_ PAYMENT_ REDUCTION_COST_ SHARE	HAMP Only: Incentive payment for reducing the monthly payment. This value should represent amounts for the current cycle only.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
BORROWER_PAY_ FOR_PERFORMANCE_ SUCCESS_PAYMENTS	HAMP Only: Incentive payment, applied to the principal balance of the loan, when the borrower stays current post-modification. This value should represent amounts for the current cycle only and should have a corresponding curtailment reported as well.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
ONE_TIME_BONUS_ INCENTIVE_ ELIGIBILITY	HAMP Only: Indicator to signify if a loan is eligible for a One-Time Bonus Incentive. NOTE: If applicable, acceptable values = Y, N		Text up to 1 character	No
ONE_TIME_BONUS_ INCENTIVE_AMOUNT	HAMP Only: Incentive payment for modifications made while a borrower is still current on mortgage payments. This value should represent amounts for the current cycle only.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
HOME_PRICE_ DEPRECIATION_ PAYMENTS	HAMP Only: Incentive payment for modifications on properties located in areas where home prices have recently declined to partially offset probably losses from home price declines. This value should represent amounts for the current cycle only.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
HAFA_INVESTOR_ INCENTIVE_AMOUNT	HAMP Only: Incentive payment for processing HAFA short sales in lieu of foreclose proceedings. This value should represent amounts for the current cycle only.	2 decimal places to the right	No commas(,) or dollar signs ($)	No

O-6

Column Name	Description	Decimal	Format Comment	Included on Supple- mental File
LOAN_ MODIFICATION_ INCENTIVE_ TERMINATION_DATE	HAMP Only: The date upon which the borrowers participation in the program is terminated.		mm/dd/yyyy	No
PRA_INVESTOR_ INCENTIVE_AMOUNT	HAMP Only: Incentive payment for loans modified with PRA attributes. This value should represent amounts for the current cycle only.	2 decimal places to the right	No commas(,) or dollar signs ($)	No
MOD_INT_ADJ_NIB	This amount is only applicable when new loan modification data is reported for the first time and the loan modification agreement states that the interest accrues in arrears based upon the modified balance. This amount should reflect only the interest amount attributable to the non-interest bearing (NIB) portion of the balance, or the sum thereof for each cycle from the modification effective date to the reporting cycle date.	2 decimal places to the right	No commas(,) or dollar signs ($)	No

Exhibit 1-A: Standard Loan Level File Layout – Modification related fields

Fields below are related to modifications and should be reported at time of modification. When reporting modification information, the following should be considered:

☐	The number 0 (zero) implies that any previous information for that field is no longer applicable. The default value for a field should be null, not zero.
☐	Reporting for subsequent modifications (to change loan modification parameters: rate, term, principal forbearance, etc.) must be reported with all applicable data from the loan modification agreement just as they would if the loan was being modified for the first time. The Servicer may not only report the changed elements.
☐	All fields listed below apply to all loan modifications (HAMP and non-HAMP) in which a Servicer participates, unless otherwise noted.

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
MODIFICATION_ EFFECTIVE_DATE*	The first loan payment date on which the modified loan terms become effective. This field is required if any of the below fields are populated with a value.		mm/dd/yyyy	Yes
CAPITALIZED_ AMOUNT	The amount added to the actual outstanding principal balance owed by the borrower due to a modification.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
TOTAL_SERVICING_ ADVANCES	The total amount advanced by the Servicer for the loan modification, which can be comprised of Attorney Fees, Appraisal Fees, Inspection Fees, and other items as defined in the governing documents.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
SERVICING_FEE_ ADVANCES	The total amount of servicing fees for delinquent payments that has been advanced by the Servicer for the loan modification.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
ESCROW_ADVANCES	The total amount of escrow advances made by the Servicer on the loan modification, which can include insurance, taxes, mortgage insurance, and other items as defined in the governing documents.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes

O-7

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
INTEREST_ADVANCES

The total amount of net interest that has been advanced by the Servicer for the loan's modification delinquent payments.

NOTE: If Interest Advances exist, the loan must have either a Capitalized Amount or an Interest Forgiveness Amount associated with it.

		2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFIED_ BEGINNING_ BALANCE	The beginning principal balance that is owed by the borrower as of the Modification Effective Date per the modification agreement. For loans with a non-interest bearing balance component, the balance provided in this field must be the sum of the interest bearing and non-interest bearing balance components.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFIED_ INTEREST_RATE	The gross interest rate for the loan beginning on the Modification Effective Date per the modification agreement.	4 decimal places to the right		Yes
MODIFIED_P&I_ AMOUNT	The total principal and interest payment due for the loan beginning on the Modification Effective Date per the modification agreement.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFIED_ BALLOON_AMOUNT	The interest bearing balloon payment amount on the loan per the modification agreement. NOTE: If Modified Balloon Date is populated then Modified Balloon Amount cannot be null.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFIED_ BALLOON_DATE

The date on which the interest bearing balloon payment is due per the modification agreement. The value in this field could be populated if a balloon payment is being created or changed through the modification of the loan.

NOTE: Cannot be greater than the modified maturity date. If Modified Balloon Amount has a value, Modified Balloon Date must have a value.

			mm/dd/yyyy	Yes
MODIFIED_ MATURITY_DATE	The maturity date of the loan per the modification agreement.		mm/dd/yyyy	Yes
PRINCIPAL_ FORGIVENESS	The total amount of principal due that has been waived or permanently forgiven by the Servicer per the modification agreement.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
INTEREST_ FORGIVENESS	The total amount of interest due that has been waived or permanently forgiven by the Servicer per the modification agreement.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
EXPENSE_ FORGIVENESS	The total amount of expenses due that has been waived or permanently forgiven by the Servicer per the modification agreement.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
BACK_END_DTI	The back-end ratio (total monthly debt payments divided by monthly income) used to qualify the modification.	4 decimal places to the right		Yes

O-8

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
FRONT_END_DTI	The front-end ratio (total monthly housing expense divided by monthly income) used to qualify the modification.	4 decimal places to the right		Yes
INCOME_ VERIFICATION

Income verification indicator. Indicate yes or no whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506–T) was obtained to corroborate Modification Front-end DTI (calculated using pay stubs, W–2s and/or CPA certified tax returns).

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
BORROWER_ SEGMENTATION_ CODE

Indicates which segment a subprime ARM loan is classified under, based on the American Securitization Forum's Streamlined Foreclosure and Loss Avoidance Framework for Securitized Subprime Adjustable Rate Mortgage Loans. At this time, servicers only need to report loans that are classified as “Segment 2”, which includes current loans where the borrower is unlikely to be able to refinance into any readily available mortgage industry product.

NOTE: Must be populated with ‘2’ if loan falls under ASF streamlined foreclosure and loss avoidance framework for Modifications (must also populate “Modified Next Payment Adjust Date” and “Modified Next Interest Rate Adjust Date” in this case).

			Text up to 6 characters	Yes
APPROVAL_FROM_ OUTSIDE_PARTY

If the governing documents require another party's approval to allow additional modifications after the Modification Limit (as defined in the governing documents) has been exceeded.

NOTE: Acceptable values are Y or N

Y indicates that the required party's approval of the modification has been obtained by the servicer; N indicates that the approval has not been obtained.

			Text up to 1 character	Yes
ARM_TO_FIXED_ CONVERSION

Indicates if the loan is an adjustable rate mortgage (ARM) loan that has been converted to a fixed rate loan per the modification agreement; not through existing provisions of the original ARM parameters.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes

O-9

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
FIXED_TO_ARM_ CONVERSION

Indicates if the loan is a fixed rate loan that has been converted to an adjustable rate mortgage (ARM) loan per the modification agreement.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
IO_TO_FULLY_ AMORTIZED_ CONVERSION

Indicates if the loan payments were comprised of interest only and have been converted to fully amortizing loan payments per the modification agreement.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes

FULLY_AMORTIZED_ TO_IO_ CONVERSION

Indicates if the loan payments were fully amortizing and have been converted to interest only payments.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
MODIFIED_ INTEREST_ONLY_ LAST_PAYMENT_ DATE	The date of the last interest only payment, as of the Modification Effective Date.		mm/dd/yyyy	Yes
TEMPORARY_ MODIFICATION

Indicates if the modified loan terms are in effect only for a specified time period, after which the original loan terms are reinstated.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
GRADUATED_RATE_ OR_PAYMENT_ MODIFICATION

Indicates if the modified terms consist of graduated rates and/or payments for a loan, or if the loan’s previously existing graduated rate and/or payment schedule is being changed per the modification agreement.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
MODIFICATION_ GRADUATED_DATE_1	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes

O-10

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
MODIFICATION_ GRADUATED_RATE_1	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_1	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ GRADUATED_DATE_2	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes
MODIFICATION_ GRADUATED_RATE_2	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_2	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ GRADUATED_DATE_3	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes
MODIFICATION_ GRADUATED_RATE_3	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_3	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ GRADUATED_DATE_4	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes
MODIFICATION_ GRADUATED_RATE_4	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_4	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ GRADUATED_DATE_5	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes

O-11

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
MODIFICATION_ GRADUATED_RATE_5	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_5	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ GRADUATED_DATE_6	The date(s) at which the next rate and/or payment change will occur per the loan modification agreement. All dates must be provided, not just the first change unless there is only a single change date.		mm/dd/yyyy	Yes
MODIFICATION_ GRADUATED_RATE_6	The rate(s) that will apply at each change date as stated in the loan modification agreement. All rates must be provided, not just the first change rate unless there is only a single change date.	4 decimal places to the right		Yes
MODIFICATION_ GRADUATED_ PAYMENT_6	The payment(s) that will apply at each change date as stated in the loan modification agreement. All payments must be provided, not just the first change payment unless there is only a single change date.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes

MODIFIED_ARM_ PARAMETER(S)

Indicates if the loan's existing ARM parameters are changing (and it is remaining an ARM loan) per the modification agreement.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
MODIFIED_NEXT_ PAYMENT_ADJUST_ DATE	The date on which the next payment adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		mm/dd/yyyy	Yes
MODIFIED_NEXT_ INTEREST_RATE_ ADJUST_DATE	The date on which the next interest rate adjustment is scheduled to occur for an adjustable rate mortgage (ARM) loan per the modification agreement.		mm/dd/yyyy	Yes
MODIFIED_ARM_ INTEREST_RATE_ TEASER_PERIOD	The duration in months that the teaser interest rate is in effect, as of the Modification Effective Date.	N/A	No special characters	Yes
MODIFIED_ARM_ INTEREST_RATE_ ADJUST_FREQUENCY	The interest rate change frequency of the loan (in months) as of the Modification Effective Date. The interest rate change frequency of the loan (in months) as of the Modification Effective Date.	N/A	No special characters	Yes
MODIFIED_ARM_ PAYMENT_ADJUST_ FREQUENCY	The payment change frequency of the loan (in months) as of the Modification Effective Date.	N/A	No special characters	Yes
MODIFIED_ARM_ PAYMENT_RECAST_ FREQUENCY	The payment recast frequency of the loan (in months) as of the Modification Effective Date.	N/A	No special characters	Yes

O-12

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
MODIFIED_ARM_ NEXT_PAYMENT_ RECAST_DATE	The date on which the next payment recast will occur for the loan (in months) as of the Modification Effective Date.		mm/dd/yyyy	Yes
MODIFIED_ARM_ LOOK_BACK_DAYS	The number of days prior to the interest rate change date that the index rate used to calculate the loan’s rate is obtained, as of the Modification Effective Date. Some loans will indicate this as “the first Tuesday of the month prior to the Next Interest Rate Change Date”, and the data for these loans will need to be manually applied.	N/A	No special characters	Yes
MODIFIED_ARM_ ROUNDING_TYPE

The rounding method used when calculating the loan’s interest rate, as of the Modification Effective Date.

NOTE: Acceptable values = U = rounds up; D = rounds down; N = rounds to the nearest value; Z = does not round

			Text up to 1 character	Yes
MODIFIED_ARM_ ROUNDING_FACTOR	The precision used when rounding the calculation of the loan’s interest rate, as of the Modification Effective Date.	4 decimal places to the right	No special characters	Yes
MODIFIED_ARM_ GROSS_MARGIN	The margin (fixed percentage that is added to the index on each interest rate change date) as of the Modification Effective Date.	4 decimal places to the right		Yes
MODIFIED_ARM_ NEGATIVE_ AMORTIZATION_ INDICATOR

Indicates whether or not a negative amortization feature is part of the loan as of the Modification Effective Date.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
MODIFIED_ARM_ NEGATIVE_ AMORTIZATION_ CAP	The maximum percentage of negative amortization allowed on the loan as of the Modification Effective Date.	4 decimal places to the right		Yes
MODIFIED_ARM_ PAYMENT_TEASER_ PERIOD	The duration in months that the teaser payment is in effect, as of the Modification Effective Date.	N/A	No special characters	Yes
MODIFIED_ARM_ INITIAL_MAXIMUM_ RATE	Amount by which the interest rate may adjust upward on the first interest rate adjustment date (after modification).	4 decimal places to the right		Yes
MODIFIED_ARM_ INITIAL_MINIMUM_ RATE	Amount by which the interest rate may adjust downward on the first interest rate adjustment date (after modification).	4 decimal places to the right		Yes
MODIFIED_ARM_ LIFETIME_ MAXIMUM_RATE	Provide the maximum rate of interest that may be applied to an adjustable rate loan over the course of the loan’s life (after modification).	4 decimal places to the right		Yes
MODIFIED_ARM_ LIFETIME_ MINIMUM_RATE	Provide the minimum rate of interest that may be applied to an adjustable rate loan over the course of the loan’s life (after modification).	4 decimal places to the right		Yes
MODIFIED_ARM_ INDEX_TYPE	The description of the type of index used to calculate the loan’s rate, as of the Modification Effective Date.		Text up to 255 characters	Yes

O-13

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
MODIFIED_ARM_ PAYMENT_CHANGE_ CAP	The percentage value by which a payment may increase or decrease in one period (after modification).	4 decimal places to the right		Yes
MODIFIED_PAY_ OPTION_ARM_ INDICATOR

Indicates if the loan is a Pay Option ARM loan.

NOTE: Y or N must be populated for any loan with a Modification Effective Date. If no value (Null value) is provided for this field it will be treated as an “N”.

			Text up to 1 character	Yes
MODIFIED_ARM_ SUBSEQUENT_ INTEREST_RATE_ PERIOD_CAP	Subsequent interest rate increase. Provide the maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	4 decimal places to the right		Yes
NON_INTEREST_ BEARING_ PRINCIPAL_ DEFERRED_ AMOUNT	The total amount of principal deferred by the modification, excluding PRA or like kind forbearance amounts. Deferred amounts are not subject to interest bearing accrual. This field is preferred to be reported as part of the monthly remittance file, but must be reported in the supplemental file with the other modification data elements if not reported on the monthly remittance file.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
NON_INT_BEARING_ DEFERRED_INT_ AND_FEES_AMT	The amount of delinquent interest and fees that is deferred per a loan modification agreement and not capitalized or forgiven.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
ADMIN_FEES_ ASSOC_WTH_ PARTICIPTING_IN_ PROGRAM	For HAMP Only. Fees incurred by the Servicer while administering this program, as allowed by governing document provisions.	2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
PRINCIPAL_ REDUCTION_ ALTERNATIVE_ FORBEARANCE_ AMOUNT

For HAMP: From Supplemental Directive 10-05, page 4: PRA is a deferred principal reduction program that allows a borrower to earn principal reduction over a three-year period by successfully making payments in accordance with the modified loan terms. If the loan is modified pursuant to PRA, the principal reduction amount should be initially treated as non-interest bearing principal forbearance (PRA Forbearance Amount). The PRA Forbearance Amount is separate and exclusive of any other forbearance that may be offered in conjunction with a HAMP modification.

For Non-HAMP: any programs that follow the same or similar concept as HAMP PRA.

		2 decimal places to the right	No commas(,) or dollar signs ($)	Yes
MODIFICATION_ PROGRAM_TYPE	This will distinguish HAMP modifications from other non-HAMP modifications NOTE: Acceptable values = HAMP; FHA-HAMP;FDIC		Text up to 10 characters	Yes

O-14

Column Name	Description	Decimal	Format Comment	Allowed on Supple- mental File
LOAN_ PARTICIPATION_ END_DATE	The date upon which the last P&I payment is due during the 60-month participation of the U. S. Treasury and FNMA in the loan modification. For example, if the trial modification occurs April, May, and June of 2009 then the first P&I payment of the 60-month participation begins with the July 2009 P&I payment. The last P&I payment of the 60-month program participation ends June 2014. Enter in the last payment date of the 60-month participation period.		mm/dd/yyyy	Yes

Additional reporting instructions:

Loan Modification Cancellation/ Reversal	When a Servicer cancels a loan modification previously reported, it must report a new loan modification record with all applicable data based upon pre-modified terms. The Service may not only report the changed elements.
Curtailments And Ending Non- Interest Bearing Deferred Principal Balance And Non-Interest Bearing Deferred Paid In Full Amount	When principal, in excess of the borrower's scheduled payment, is received and intended as a curtailment towards any outstanding principal forbearance, the Servicer must report the amount in the following manner to ensure the proper application of funds: If all or a portion of the curtailment amount is to be applied to the outstanding Non-Interest Bearing Deferred Principal Balance, the applicable amount must be reported in (i) the Non-Interest Bearing Deferred Principal Curtailment Amount field or (ii) if, as a result of the curtailment, the principal forbearance will be paid down to zero, the Non-Interest Bearing Deferred Paid in Full Amount field. Further, the Ending Non-Interest Bearing Deferred Principal Balance should reflect the outstanding balance per what is being applied.
Curtailments And Principal Forbearance Loss/(Recovery)

If the LOSS method was established at the time of modification and a curtailment, to be applied to the outstanding Non-Interest Bearing Deferred Principal Balance, is reported in any month after the modification, then the amount reported in the Non-Interest

Bearing Deferred Principal Curtailment Amount field must also be reported, as a recovery, in the Principal Forbearance Loss / (Recovery) field.

Reporting Of MI Premiums	This is only applicable for MI Premiums paid by the Servicer per the deal documents. The MI Premium due based upon the total debt owed by the borrower per the loan modification agreement and the Premium Rate, adjusted monthly.
Incentive Payments	More information on the calculation, origin, and details (payer, payee, etc) of incentive payments can be found in the most recent version of the HAMP handbook as well as the HAMP Compensation Matrix.

O-15

Exhibit 2: Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy	Servicer Name _____________________________________
Prepared by: ______________________________________	Investor Nbr _______________________________________

Section 1. Remittances and Ending Balances - Required Data
Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amount	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00
Principal Calculation
1.	Monthly Principal Due	+	$0.00
2.	Current Curtailments	+	$0.00
3.	Liquidations	+	$0.00
4.	Other (attach explanation)	+	$0.00
5.	Principal Due		$0.00
6.	Interest (reported "gross")	+	$0.00
7.	Interest Adjustments on Curtailments	+	$0.00
8.	Servicing Fees	-	$0.00
9.	Other Interest (attach explanation)	+	$0.00
10.	Interest Due (need to subtract ser fee)		$0.00
Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+	$0.00
12.	Reimbursement of Non-Recoverable Advances	-	$0.00
13.	Total Realized gains	+	$0.00
14.	Total Realized Losses	-	$0.00
15.	Total Prepayment Penalties	+	$0.00
16.	Total Non-Supported Compensating Interest	-	$0.00
17.	Other (attach explanation)		$0.00
18.	Net Funds Due on or before Remittance Date		$$0.00

Section 2. Delinquency Report - Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

O-16

Section 3. REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	LOAN COUNT	BALANCE
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

O-17

EXHIBIT P

FORM OF EXCHANGE NOTICE

[DATE]

Wells Fargo Bank, N.A. Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479 Facsimile number: 1-866-614-1273 Attention: Corporate Trust Services — CSMC Trust 2014-OAK1

Re:	CSMC TRUST 2014-OAK1, Class [ ]

Ladies and Gentlemen:

Pursuant to the terms of the Pooling and Servicing Agreement (the “Agreement”), dated as of December 23, 2014, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in that capacity, the “Master Servicer”) and securities administrator (in that capacity, the “Securities Administrator”), SELECT PORTFOLIO SERVICING, INC., a Utah corporation, as a servicer (“SPS” and a “Servicer”) and CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank, as trustee (the “Trustee”), we hereby present and surrender the certificates specified on Annex I attached hereto for exchange, and transfer, assign, set over and otherwise convey to the Trustee, all of our right, title and interest in and to such certificates, including all payments of interest thereon received after [insert date of exchange], in exchange for the certificates to be received as specified on Annex I attached hereto.

We agree that upon such exchange the portions of the certificates surrendered for exchange shall be deemed cancelled and replaced by the certificates received in exchange therefor. We confirm that we have paid a fee calculated in accordance with Section 3.11 of the Agreement.

Very truly yours,

[NAME OF CERTIFICATEHOLDER]

By:
Authorized Officer

[MEDALLION STAMP GUARANTEE]

P-1

Acknowledged by:

[_______],

as Trustee

By:
Name:
Title:

P-2

ANNEX 1 TO EXCHANGE NOTICE

CUSIP Number(s) of Certificate(s) to be exchanged: _______________

CUSIP Number(s) of Certificate(s) to be received: __________________

Initial Class Principal Amount(s) Initial Class Notional Amount(s)of Certificate(s) to be exchanged: __________

Certificateholder’s DTC Participant Number: _____________

Proposed Exchange Date: _____________

P-3

EXHIBIT Q

FORM OF ONLINE VENDOR CERTIFICATION

This Certification has been prepared at the direction of the Depositor in connection with the provision of information to the market data provider identified in Paragraph 1 below. Any representative of a vendor wishing to have access to such information should contact CTSLink at 866-846-4526, or at ctslink.customerservice@wellsfargo.com.

In connection with the CSMC Trust 2014-OAK1 Mortgage Pass-Through Certificates, Series 2014-OAK1 (the “Certificates”), the undersigned entity, and any such employee or agent of such entity signing on its behalf, as applicable, hereby certifies and agrees as follows:

1.         The person signing below is an employee or agent of [      ], and such market data provider has been given access to the monthly Distribution Date Statements and supplemental reports on www.ctslink.com (“CTSLink”) by request of the Depositor.

2.         The undersigned entity agrees that each time one of its employees or agents accesses CTSLink, such employee or agent will be deemed to have recertified as to the representations above.

3.         The undersigned entity acknowledges and agrees that the provision to it of information and/or reports on CTSLink is for its own use only, and agrees that it will not disseminate or otherwise make such information available to any other person without the written consent of the Depositor, and any obligation of confidentiality applicable with respect to information obtained from the Rule 17g-5 Website shall also be applicable to information obtained from CTSLink; provided, that the foregoing shall not prohibit ongoing dissemination of such information or reports through the market data services of the undersigned entity subsequent to receipt by the undersigned of such written consent from the Depositor.

BY ITS CERTIFICATION HEREOF, the undersigned entity has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

[ ]

By:

Name:

Title:

Company:

Phone:

Q-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1

APPENDIX A

AVAILABLE COMBINATIONS WITH RESPECT TO
EXCHANGEABLE CERTIFICATES(1)

Initial Exchangeable Certificates(1)	Initial Class Principal Amount or Initial Class Notional Amount(2)		Approximate Initial Certificate Interest Rate(6)	Certificate Interest Rate Formula		Exchangeable Certificates(1)	Initial Class Principal Amount or Initial Class Notional Amount(2)		Approximate Initial Certificate Interest Rate(6)	Certificate Interest Rate Formula

Combination 1
1-A-1	$57,891,000		3.000%		(3)(4)	1-A-2	$57,891,000		3.301%		(3)(4)
1-X-1	$57,891,000	(5)	0.301%		(3)(4)

Combination 2
2-X-2	$59,711,000	(5)	0.500%		(3)(4)	2-X-3	$135,711,000	(5)	0.500%		(3)(4)
2-X-1	$76,000,000	(5)	0.500%		(3)(4)

(1)	The Initial Exchangeable Certificates can be exchanged for the Exchangeable Certificates as set forth above. Correspondingly, the Exchangeable Certificates can be exchanged for the Initial Exchangeable Certificates as set forth above. There shall be no limitation on the number of exchanges.

(2)	The initial Class Principal Amount and initial Class Notional Amount represents the maximum Class Principal Amount and Class Notional Amount of each such Class of Certificates. On each Distribution Date, the Securities Administrator shall reduce (or increase) the Class Principal Amount and Class Notional Amount in accordance with the distribution priorities and allocation of Realized Losses as described in this Agreement as if such Certificates were outstanding on such date.

(3)	As described under definition of “Certificate Interest Rate” in this Agreement.

(4)	The Certificate Interest Rate is subject to the Net WAC Rate for such Distribution Date or will be the Net WAC Rate for such Distribution Date.

(5)	This is a Class Notional Amount.

(6)	Reflects the Certificate Interest Rate as of the Closing Date.

Appendix A-1